As filed with the Securities and Exchange Commission on February 28, 2013

Securities Act of 1933 File No. 333-173967

Investment Company Act of 1940 File No. 811-22555

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 32	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 34	☒

(Check Appropriate Box or Boxes)

FLEXSHARES TRUST

(Exact Name of Registrant as Specified in Charter)

50 South LaSalle Street

Chicago, Illinois 60603

(Address of Principal Executive Offices)

800-595-9111

(Registrant’s Telephone Number, including Area Code)

Name and Address of Agent for Service:	with a copy to:
Diana E. McCarthy, Esq. Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, Pennsylvania 19103-6996	Peter K. Ewing Craig R. Carberry, Esq. Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on March 1, 2013 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FlexShares® Trust Prospectus

Fund	Ticker	Stock Exchange
FlexShares ® Morningstar Global Upstream Natural Resources Index Fund	GUNR	NYSE Arca
FlexShares ® iBoxx 3-Year Target Duration TIPS Index Fund	TDTT	NYSE Arca
FlexShares ® iBoxx 5-Year Target Duration TIPS Index Fund	TDTF	NYSE Arca
FlexShares ® Morningstar US Market Factor Tilt Index Fund	TILT	NYSE Arca
FlexShares ® Morningstar Developed Markets ex-US Factor Tilt Index Fund	TLTD	NYSE Arca
FlexShares ® Morningstar Emerging Markets Factor Tilt Index Fund	TLTE	NYSE Arca
FlexShares ® Quality Dividend Index Fund	QDF	NYSE Arca
FlexShares ® Quality Dividend Dynamic Index Fund	QDYN	NYSE Arca
FlexShares ® Quality Dividend Defensive Index Fund	QDEF	NYSE Arca
FlexShares ® International Quality Dividend Index Fund	IQDF	NYSE Arca
FlexShares ® International Quality Dividend Dynamic Index Fund	IQDY	NYSE Arca
FlexShares ® International Quality Dividend Defensive Index Fund	IQDE	NYSE Arca
Prospectus dated March 1, 2013.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, or its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summaries
FlexShares® Morningstar Global Upstream Natural Resources Index Fund

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Global Upstream Natural Resources IndexSM (the “Underlying Index”).
Fees And Expenses Of The Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.50%
Expense Reimbursement(2)	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.48%

(1)	Under the Fund’s Investment Advisory Agreement, Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) is responsible for most of the operating expenses of the Fund. However, the Investment Adviser is not responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

(2)	NTI has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2014. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%
return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$ 49
3 Years	$ 158
5 Years	$ 278
10 Years	$626
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

The Underlying Index reflects the performance of a selection of equity securities that are traded in or are issued by companies domiciled in global developed or emerging markets (including the U.S.), as determined by the Index Provider pursuant to its index methodology. The companies included in the Underlying Index have significant business operations in the ownership, management and/or production of natural resources in energy, agriculture, precious or industrial metals, timber and water resources sectors, as determined by Morningstar, Inc (the “Index Provider”) pursuant to its index methodology. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. As of January 31, 2013, the Underlying Index comprised 120 stocks with market capitalizations ranging from $934.02 million to $54.30 billion. As of the same date, the Underlying Index's five largest constituents (by weighting) were Monsanto Co., BHP Billiton Ltd., Exxon Mobil Corporation, Syngenta AG and Potash Corp. of Saskatchewan Inc. As of January 31, 2013, the top five countries (by weighting) represented in the Underlying Index were the United States, United Kingdom, Canada,

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Australia and Switzerland, and in the aggregate represented 78.31% of the Underlying Index. As of the same date, the Underlying Index’s five largest industries were Basic Materials, Energy, Consumer Defensive, Utilities, and Consumer Cyclical. The Underlying Index is governed by published, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions and is reconstituted on an annual basis. The Index Provider’s index methodology and other factors will cause the composition of the Underlying Index to change over time.
NTI uses a “ passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
The Fund generally will invest under normal circumstances at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in its Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts, forward currency contracts, options and swaps, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.

The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.
The Fund is “ non-diversified” under the Investment Company Act of 1940, as amended, and may invest more of its assets in fewer issuers than “diversified” funds.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk is the risk that securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Commodities Risk is the risk that companies engaged in commodities-related industries, such as natural resources, are especially affected by fluctuations in the value of those commodities (that may be due to market events or regulatory developments) and these companies may lack the resources and the broad business lines to weather market downturns. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Counterparty Risk is the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.

Currency Risk is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.
Derivatives Risk is the risk of investing in derivative instruments, including liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

Emerging Markets Risk is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.
Global Natural Resources Risk is the risk that the Fund is subject to the risks associated with investment in the global natural resources sector in addition to the general risk of the stock market. The natural resources sector can be significantly affected by events relating to U.S. and foreign political and economic developments and environmental and other government regulations, as well as other factors including, but not limited to: commodity price volatility, technological developments and natural or man-made disasters. Declines in the demand for, or prices of, natural resources generally would be expected to contribute to declines in the value of the Fund’s equity securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Mid Cap Stock Risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Non-Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.

Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Small Cap Stock Risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.

It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns
For the period shown in the bar chart above:
Best Quarter (3/31/2012): 8.08%
Worst Quarter (6/30/2012): -7.08%
Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	8.48%	1.45%	9/16/2011
After Taxes on Distributions	8.37%	1.35%	═
After Taxes on Distributions and Sale of Shares	5.80%	1.29%	═
Morningstar® Global Upstream Natural Resources IndexSM (MUNRT)*	8.98%	1.55%	═
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.

Management

Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Chad M. Rakvin, Senior Vice President of Northern Trust Investments, Inc., Shaun Murphy, Senior Vice President of Northern Trust Investments, Inc., and Jordan Dekhayser, Vice President of Northern Trust Investments, Inc., have each been managers of the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on mar-

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

ket price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’ s website for more information.

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

Investment Objective

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the iBoxx 3-Year Target Duration TIPS Index (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.22%
Expense Reimbursement(2)	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.20%

(1)	Under the Fund’s Investment Advisory Agreement, Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) is responsible for most of the operating expenses of the Fund. However, the Investment Adviser is not responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

(2)	NTI has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2014. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%
return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$ 20
3 Years	$ 69
5 Years	$ 122
10 Years	$278
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies

The Underlying Index reflects the performance of a selection of inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” with a targeted average modified adjusted duration, as defined by the Underlying Index, of approximately three years. The Underlying Index includes publicly issued TIPS that have maturity dates of at least one year but not more than ten years from an index rebalancing date. TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS’ principal and interest payments are linked to an official inflation measure (as measured by the Consumer Price Index for All Urban Consumers, or CPI-U) and the payments are supported by the full faith and credit of the United States. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. As of January 31, 2013, there were 16 TIPS issues in the Underlying Index. The Underlying Index is both capitalization weighted and securities-modified adjusted duration weighted, and its composition is rebalanced monthly. The Underlying Index is governed by published, objective rules for security selection, exclusion, rebalancing and adjustments, including the daily re-investment of cash flows.

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund (cont.)

NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. NTI generally intends to replicate the constituent securities of the Fund’s Underlying Index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. NTI may use a “representative sampling” strategy in certain circumstances, such as when it may not be possible or practicable to fully implement a replication strategy. Representative sampling is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities in the representative sample are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity and yield) and liquidity measures similar to those of the Underlying Index. When the Fund uses representative sampling, it may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index.

The Fund generally will invest under normal circumstances at least 80% of its total assets in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on future contracts, options and swaps as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is sponsored by Markit Indices Limited (the “Index Provider”), an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.
The Fund is “ non-diversified” under the Investment Company Act of 1940, as amended, and may invest more of its assets in fewer issuers than “diversified” funds.

Principal Risks

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk is the risk that securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Counterparty Risk is the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.
Derivatives Risk is the risk of investing in derivative instruments, including liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

Income Risk is the risk that the Fund's income may decline due to a decline in inflation (or deflation) or due to changes in inflation expectations.
Inflation Protected Security Risk is the risk that the value of inflation protected securities, such as TIPS, generally will fluctuate in response to changes in real interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. In addition, interest payments on inflation-protected securities will generally vary up or down along with the rate of inflation. Real interest rates are generally measured as a nominal interest less an inflation rate. As such, investors should be aware that an investment in TIPS over a particular timeframe may decrease in value even in an inflationary environment. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Because of their inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
Interest Rate/Maturity Risk is the risk that the value of the Fund’s fixed-income assets will decline because of rising real interest rates. Duration is a measure used to determine

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund (cont.)

the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Management Risk is the risk that, to the extent that NTI uses a representative sampling strategy, the strategy used by NTI may fail to produce the intended results.

Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

Non-Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.

Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. To the extent that the Fund employs a representative sampling strategy, it may incur tracking error to a greater extent than if it fully replicates its Underlying Index.

It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns
For the period shown in the bar chart above:
Best Quarter (3/31/2012): 1.36%
Worst Quarter (6/30/2012): -0.18%
Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	2.78%	2.38%	9/19/2011
After Taxes on Distributions	2.44%	2.04%	═
After Taxes on Distributions and Sale of Shares	1.80%	1.83%	═
iBoxx 3-Year Target Duration TIPS Index (IBXXTD3T)*	2.94%	2.45%	═
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund (cont.)

Management

Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Daniel J. Personette, Vice President of Northern Trust Investments, Inc., Michael R. Chico, Vice President of Northern Trust Investments, Inc., and Brandon P. Ferguson, Second Vice President of Northern Trust Investments, Inc., have each been managers of the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on mar-ket price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These pay ments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’ s website for more information.

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

Investment Objective

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the iBoxx 5-Year Target Duration TIPS Index (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.22%
Expense Reimbursement(2)	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.20%
(1)	Under the Fund’s Investment Advisory Agreement, Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) is responsible for most of the operating expenses of the Fund. However, the Investment Adviser is not responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.
(2)	NTI has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2014. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%
return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$ 20
3 Years	$ 69
5 Years	$ 122
10 Years	$278
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

The Underlying Index reflects the performance of a selection of inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” with a targeted average modified adjusted duration, as defined by the Underlying Index, of approximately five years. The Underlying Index includes publicly issued TIPS that have maturity dates of at least three years but not more than twenty years from an index rebalancing date. TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS’ principal and interest payments are linked to an official inflation measure (as measured by the Consumer Price Index for All Urban Consumers, or CPI-U) and the payments are supported by the full faith and credit of the United States. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. As of January 31, 2013, there were 16 TIPS issues in the Underlying Index. The Underlying Index is both capitalization weighted and securities-modified adjusted duration weighted, and its composition is rebalanced monthly. The Underlying Index is governed by published, objective rules for security selection, exclusion, rebalancing and adjustments, including the daily re-investment of cash flows.

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund (cont.)

NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. NTI generally intends to replicate the constituent securities of the Fund’s Underlying Index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. NTI may use a “representative sampling” strategy in certain circumstances, such as when it may not be possible or practicable to fully implement a replication strategy. Representative sampling is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities in the representative sample are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity and yield) and liquidity measures similar to those of the Underlying Index. When the Fund uses representative sampling, it may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index.

The Fund generally will invest under normal circumstances at least 80% of its total assets in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts, options and swaps as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is sponsored by Markit Indices Limited (the “Index Provider”), an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.
The Fund is “ non-diversified” under the Investment Company Act of 1940, as amended, and may invest more of its assets in fewer issuers than “diversified” funds.

Principal Risks

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk is the risk that securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Counterparty Risk is the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.
Derivatives Risk is the risk of investing in derivative instruments, including liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

Income Risk is the risk that the Fund's income may decline due to a decline in inflation (or deflation) or due to changes in inflation expectations.
Inflation Protected Security Risk is the risk that the value of inflation protected securities, such as TIPS, generally will fluctuate in response to changes in real interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. In addition, interest payments on inflation-protected securities will generally vary up or down along with the rate of inflation. Real interest rates are generally measured as a nominal interest less an inflation rate. As such, investors should be aware that an investment in TIPS over a particular timeframe may decrease in value even in an inflationary environment. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Because of their inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
Interest Rate/Maturity Risk is the risk that the value of the Fund’s fixed-income assets will decline because of rising real interest rates. Duration is a measure used to determine

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund (cont.)

the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Management Risk is the risk that, to the extent that NTI uses a representative sampling strategy, the strategy used by NTI may fail to produce the intended results.

Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

Non-Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.

Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. To the extent that the Fund employs a representative sampling strategy, it may incur tracking error to a greater extent than if it fully replicates its Underlying Index.

It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns
For the period shown in the bar chart above:
Best Quarter (9/30/2012): 2.08%
Worst Quarter (12/31/2012): 0.38%
Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	5.27%	5.07%	9/19/2011
After Taxes on Distributions	4.74%	4.60%	═
After Taxes on Distributions and Sale of Shares	3.42%	4.04%	═
iBoxx 5-Year Target Duration TIPS Index (IBXXTD5T)*	5.47%	5.17%	═
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund (cont.)

Management

Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Daniel J. Personette, Vice President of Northern Trust Investments, Inc., Michael R. Chico, Vice President of Northern Trust Investments, Inc., and Brandon P. Ferguson, Second Vice President of Northern Trust Investments, Inc., have each been managers of the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on mar-ket price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These pay ments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’ s website for more information.

FlexShares® Morningstar US Market Factor Tilt Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® US Market Factor Tilt IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.27%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.29%
Expense Reimbursement(2)	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.27%
(1)	Under the Fund’s Investment Advisory Agreement, Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) is responsible for most of the operating expenses of the Fund. However, the Investment Adviser is not responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.
(2)	NTI has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2014. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%
return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 28
3 Years	$ 91
5 Years	$ 161
10 Years	$366
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index reflects the performance of a selection of U.S. equity securities that is designed to provide broad exposure to the overall U.S. equities market, with increased exposure (or a “tilt”) to small-capitalization stocks and value stocks. Small-capitalization and value stocks in the Underlying Index are weighted slightly more than such stocks would be in an index that is solely market-capitalization weighted, all as determined by Morningstar, Inc. (the “Index Provider”) pursuant to its index methodology. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. As of January 31, 2013, the Underlying Index comprised 2,624 stocks with market capitalizations ranging from $21.54 million to $427.72 billion. As of the same date, the Underlying Index's five largest constituents (by weighting) were Google Inc., Procter & Gamble, Johnson & Johnson, International Business Machines Corporation and Exxon Mobil Corporation. The Underlying Index is governed by published, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions. It is reconstituted on a semi-annual basis and is rebalanced quarterly. The Index Provider’s index methodology and other factors will cause the composition of the Underlying Index to change over time.

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

NTI uses a “ passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
The Fund generally will invest under normal circumstances at least 80% of its total assets in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts, options and swaps, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Providers” section of the Prospectus.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Counterparty Risk is the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.
Derivatives Risk is the risk of investing in derivative instruments, including liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Mid Cap Stock Risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Small Cap Stock Risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
Value Investing Risk is the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns
For the period in the bar chart above:
Best Quarter (3/31/2012): 12.92%
Worst Quarter (6/30/2012): -3.55%
Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	16.42%	15.96%	9/16/2011
After Taxes on Distributions	16.22%	15.75%	═
After Taxes on Distributions and Sale of Shares	10.92%	13.58%	═
Morningstar® US Market Factor Tilt IndexSM (MUFTT)*	16.70%	16.15%	═
*	Reflects no deduction for fees, expenses or taxes.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Chad M. Rakvin, Senior Vice President of Northern Trust Investments, Inc., Shaun Murphy, Senior Vice President of Northern Trust Investments, Inc., and Jordan Dekhayser, Vice President of Northern Trust Investments, Inc., have each been managers of the Fund since its inception.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on mar-ket price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These pay ments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Developed Markets ex-US Factor Tilt IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.42%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.43%
Expense Reimbursement(2)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.42%
(1)	Under the Fund’s Investment Advisory Agreement, Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) is responsible for most of the operating expenses of the Fund. However, the Investment Adviser is not responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. Other Expenses are estimated.
(2)	NTI has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2014. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%
return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 43
3 Years	$137
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the period from commencement of operations on September 25, 2012 through October 31, 2012, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index reflects the performance of a selection of equity securities designed to provide broad exposure to the global developed equities markets, excluding the U.S., with increased exposure (or a “tilt”) to small-capitalization stocks and value stocks. Small-capitalization and value stocks in the Underlying Index are weighted slightly more than such stocks would be in an index that is solely market-capitalization weighted, all as determined by Morningstar, Inc. (the “Index Provider”) pursuant to its index methodology. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. As of January 31, 2013, the Underlying Index comprised 3,132 stocks with market capitalizations ranging from $226.79 million to $1.26 billion. As of the same date, the Underlying Index’s five largest constituents (by weighting) were Royal Dutch Shell, Nestle SA, HSBC Holdings PLC, Novartis AG and Roche Holdings AG. As of January 31, 2013, the top five countries (by weighting) represented in the Underlying Index were Japan, Great Britain, Canada, Australia and France and in the aggregate represented 44.54% of the Underlying Index. The Underlying Index is governed by published, objective rules for security selection, exclusion, rebalancing and adjustments for corporate

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

actions and is reconstituted on a semi-annual basis and is rebalanced quarterly. The Index Provider’s index methodology and other factors will cause the composition of the Underlying Index to change over time.
 NTI uses a “ passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
 The Fund generally will invest under normal circumstances at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts, forward currency contracts, options and swaps, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
 The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Additional information regarding the Index Provider is provided in the “More Information about Underlying Index and Index Provider” section of the Prospectus.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
Commodity Exposure Risk is the risk of investing in economies that are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have an impact on those economies.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Counterparty Risk is the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.
Currency Risk is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Derivatives Risk is the risk of investing in derivative instruments, including liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Mid Cap Stock Risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established compa nies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.
New Fund Risk is the risk that the Fund faces because it is a new fund. As a new fund, there can be no assurance that it will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s Distributor does not maintain a secondary market in the shares.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Small Cap Stock Risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
Value Investing Risk is the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
Because the Fund has less than one full calendar year of performance, no performance information has been included.

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Chad M. Rakvin, Senior Vice President of Northern Trust Investments, Inc., Shaun Murphy, Senior Vice President of Northern Trust Investments, Inc., and Jordan Dekhayser, Vice President of Northern Trust Investments, Inc., have each been managers of the Fund since its inception.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on mar-ket price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 200,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’ s website for more information.

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Emerging Markets Factor Tilt IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.67%
Expense Reimbursement(2)	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.65%
(1)	Under the Fund’s Investment Advisory Agreement, Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) is responsible for most of the operating expenses of the Fund. However, the Investment Adviser is not responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. Other Expenses are estimated.
(2)	NTI has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2014. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%
return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 66
3 Years	$212
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the period from commencement of operations on September 25, 2012 through October 31, 2012, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index reflects the performance of a selection of equity securities designed to provide broad exposure to the global emerging equities markets, with increased exposure (or a “tilt”) to small-capitalization stocks and value stocks. Small-capitalization and value stocks in the Underlying Index are weighted slightly more than such stocks would be in an index that is solely market-capitalization weighted, all as determined by Morningstar, Inc. (the “Index Provider”) pursuant to its index methodology. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. As of January 31, 2013, the Underlying Index comprised 2,103 stocks with market capitalizations ranging from $10.90 million to $196.03 billion. As of the same date, the Underlying Index’s five largest constituents (by weighting) were Samsung Electronics, Taiwan Semiconductor Manufacturing, Petrol Brasileiros, China Construction Bank and Vale S.A., As of January 31, 2013, the top five countries (by weighting) represented in the Underlying Index were China, South Korea, Taiwan, Brazil and South Africa and in the aggregate represented 64.03% of the Underlying Index. The Underlying Index is governed by published, objective rules for security selection, exclusion, rebalancing and adjustments for cor

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

porate actions and is reconstituted on a semi-annual basis and is rebalanced quarterly. The Index Provider’s index methodology and other factors will cause the composition of the Underlying Index to change over time.
NTI uses a “ passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
 The Fund generally will invest under normal circumstances at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts, forward currency contracts, options and swaps, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
 The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Additional information regarding the Index Provider is provided in the “More Information about Underlying Index and Index Provider” section of the Prospectus.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
Commodity Exposure Risk is the risk of investing in economies that are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have an adverse impact on those economies.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Counterparty Risk is the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.
Currency Risk is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Derivatives Risk is the risk of investing in derivative instruments, including liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Emerging Markets Risk is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Mid Cap Stock Risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.
New Fund Risk is the risk that the Fund faces because it is a new fund. As a new fund, there can be no assurance that it will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s Distributor does not maintain a secondary market in the shares.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Small Cap Stock Risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
Value Investing Risk is the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Fund Performance
Because the Fund has less than one full calendar year of performance, no performance information has been included.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Chad M. Rakvin, Senior Vice President of Northern Trust Investments, Inc., Shaun Murphy, Senior Vice President of Northern Trust Investments, Inc., and Jordan Dekhayser, Vice President of Northern Trust Investments, Inc., have each been managers of the Fund since its inception.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on mar-ket price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These pay ments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® Quality Dividend Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Quality Dividend IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.37%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.38%
Expense Reimbursement(2)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.37%
(1)	Under the Fund’s Investment Advisory Agreement, Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) is responsible for most of the operating expenses of the Fund. However, the Investment Adviser is not responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. Other Expenses are estimated as the Fund had not commenced operations as of October 31, 2012.
(2)	NTI has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2014. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.
The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 38
3 Years	$121
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year.
Principal Investment Strategies
The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of U.S. equity securities, with an emphasis on long-term capital growth and a targeted overall volatility similar to that of the Northern Trust 1250 IndexSM (the “Parent Index”). Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow, as determined by NTI (in its capacity as the index provider (the “Index Provider”)), pursuant to its index methodology. The Underlying Index is designed to outperform the Parent Index on a risk-adjusted basis, with respect to a combination of dividend yield and capital appreciation. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta similar to the Parent Index, dividend yield, quality factors and lower total risk. Beta represents the market sensitivity, relative to a given market index and time period, and is one measure of volatility. The Parent Index is a float-adjusted market capitalization weighted index comprised of the 1250 largest U.S. domiciled companies by market capitalization. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. As of

FlexShares® Quality Dividend Index Fund (cont.)

January 31, 2013, there were 181 issues in the Underlying Index. As of the same date, the Underlying Index’s five largest industries were Financials, Information Technology, Energy, Consumer Staples and Consumer Discretionary. The Underlying Index is governed by transparent, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions.
NTI uses a “ passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
 The Fund generally will invest under normal circumstances at least 80% of its total assets in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts, options and swaps, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
 The Underlying Index is sponsored by the Index Provider. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Index is reconstituted quarterly. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Provider” section of the Prospectus.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Counterparty Risk is the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.
Derivatives Risk is the risk of investing in derivative instruments, including liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Dividend Risk is the risk that an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying

FlexShares® Quality Dividend Index Fund (cont.)

stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
New Fund Risk is the risk that the Fund faces because it is a new fund. As a new fund, there can be no assurance that it will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s Distributor does not maintain a secondary market in the shares.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
Volatility Risk is the risk that the actual level of volatility experienced by the Fund may be greater or lower than the targeted overall volatility of the Underlying Index. Although the Underlying Index is designed to have a targeted overall volatility that is similar to that of the Parent Index, there is no guarantee that it will have the targeted overall volatility. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have the targeted overall volatility. There is also the risk that the Fund may experience volatility greater or lower than that of the Underlying Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.
 It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
Because the Fund has less than one full calendar year of performance, no performance information has been included.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Chad M. Rakvin, Senior Vice President of Northern Trust Investments, Inc., Shaun Murphy, Senior Vice President of Northern Trust Investments, Inc., and Jordan Dekhayser, Vice President of Northern Trust Investments, Inc., have each been managers of the Fund since its inception.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on mar-ket price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund

FlexShares® Quality Dividend Index Fund (cont.)

will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’ s website for more information.

FlexShares® Quality Dividend Dynamic Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Quality Dividend Dynamic IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.37%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.38%
Expense Reimbursement(2)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.37%
(1)	Under the Fund’s Investment Advisory Agreement, Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) is responsible for most of the operating expenses of the Fund. However, the Investment Adviser is not responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. Other Expenses are estimated as the Fund had not commenced operations as of October 31, 2012.
(2)	NTI has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2014. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.
The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 38
3 Years	$121
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year.
Principal Investment Strategies
The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of U.S. equity securities, with an emphasis on long-term capital growth and a targeted overall volatility that is greater than that of the Northern Trust 1250 IndexSM (the “Parent Index”). Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow, as determined by NTI (in its capacity as the index provider (the “Index Provider”)), pursuant to its index methodology. The Underlying Index is designed to outperform the Parent Index on a risk-adjusted basis, with respect to a combination of dividend yield and capital appreciation. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta generally between 1.0 to 1.5 times that of the Parent Index, dividend yield, quality factors and lower total risk. Beta represents the market sensitivity, relative to a given market index and time period, and is one measure of volatility. The Parent Index is a float-adjusted market capitalization weighted index comprised of the 1250 largest U.S. domiciled companies by market capitalization. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

turnover and tax inefficiencies. As of January 31, 2013, there were 194 issues in the Underlying Index. As of the same date, the Underlying Index’s five largest industries were Financials, Information Technology, Consumer Discretionary, Industrials and Energy. The Underlying Index is governed by transparent, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions.
 NTI uses a “ passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
 The Fund generally will invest under normal circumstances at least 80% of its total assets in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts, options and swaps, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
 The Underlying Index is sponsored by the Index Provider. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Index is reconstituted quarterly. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Provider” section of the Prospectus.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Counterparty Risk is the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.
Derivatives Risk is the risk of investing in derivative instruments, including liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Dividend Risk is the risk that an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
New Fund Risk is the risk that the Fund faces because it is a new fund. As a new fund, there can be no assurance that it will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s Distributor does not maintain a secondary market in the shares.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
Volatility Risk is the risk that the actual level of volatility experienced by the Fund may be greater or lower than the targeted overall volatility of the Underlying Index. Although the Underlying Index is designed to have a targeted overall volatility that is greater than that of the Parent Index, there is no guarantee that it will have the targeted overall volatility. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have the targeted overall volatility. There is also the risk that the Fund may experience volatility greater or lower than that of the Underlying Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.
 It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
Because the Fund has less than one full calendar year of performance, no performance information has been included.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Chad M. Rakvin, Senior Vice President of Northern Trust Investments, Inc., Shaun Murphy, Senior Vice President of Northern Trust Investments, Inc., and Jordan Dekhayser, Vice President of Northern Trust Investments, Inc., have each been managers of the Fund since its inception.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on mar-ket price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’ s website for more information.

FlexShares® Quality Dividend Defensive Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Quality Dividend Defensive IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.37%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.38%
Expense Reimbursement(2)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.37%
(1)	Under the Fund’s Investment Advisory Agreement, Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) is responsible for most of the operating expenses of the Fund. However, the Investment Adviser is not responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. Other Expenses are estimated as the Fund had not commenced operations as of October 31, 2012.
(2)	NTI has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2014. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.
The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 38
3 Years	$121
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year.
Principal Investment Strategies
The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of U.S. equity securities, with an emphasis on long-term capital growth and a targeted overall volatility that is lower than that of the Northern Trust 1250 IndexSM (the “Parent Index”). Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow, as determined by NTI (in its capacity as the index provider (the “Index Provider”)), pursuant to its index methodology. The Underlying Index is designed to outperform the Parent Index on a risk-adjusted basis, with respect to a combination of dividend yield and capital appreciation. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta generally between 0.5 to 1.0 times that of the Parent Index, dividend yield, quality factors and lower total risk. Beta represents the market sensitivity, relative to a given market index and time period, and is one measure of volatility. The Parent Index is a float-adjusted market capitalization weighted index comprised of the 1250 largest U.S. domiciled companies by market capitalization. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio

FlexShares® Quality Dividend Defensive Index Fund (cont.)

turnover and tax inefficiencies. As of January 31, 2013, there were 178 issues in the Underlying Index. As of the same date, the Underlying Index’s five largest industries were Financials, Information Technology, Consumer Staples, Energy and Consumer Discretionary. The Underlying Index is governed by transparent, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions.
NTI uses a “ passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
 The Fund generally will invest under normal circumstances at least 80% of its total assets in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts, options and swaps, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
 The Underlying Index is sponsored by the Index Provider. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Index is reconstituted quarterly. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Provider” section of the Prospectus.
 Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Counterparty Risk is the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.
Derivatives Risk is the risk of investing in derivative instruments, including liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Dividend Risk is the risk that an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying

FlexShares® Quality Dividend Defensive Index Fund (cont.)

stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
New Fund Risk is the risk that the Fund faces because it is a new fund. As a new fund, there can be no assurance that it will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s Distributor does not maintain a secondary market in the shares.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
Volatility Risk is the risk that the actual level of volatility experienced by the Fund may be greater or lower than the targeted overall volatility of the Underlying Index. Although the Underlying Index is designed to have a targeted overall volatility that is lower than that of the Parent Index, there is no guarantee that it will have the targeted overall volatility. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have the targeted overall volatility. There is also the risk that the Fund may experience volatility greater or lower than that of the Underlying Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.
 It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
Because the Fund has less than one full calendar year of performance, no performance information has been included.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Chad M. Rakvin, Senior Vice President of Northern Trust Investments, Inc., Shaun Murphy, Senior Vice President of Northern Trust Investments, Inc., and Jordan Dekhayser, Vice President of Northern Trust Investments, Inc., have each been managers of the Fund since its inception.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on mar-ket price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund

FlexShares® Quality Dividend Defensive Index Fund (cont.)

will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’ s website for more information.

FlexShares® International Quality Dividend Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust International Quality Dividend IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.48%
Expense Reimbursement(2)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.47%
(1)	Under the Fund’s Investment Advisory Agreement, Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) is responsible for most of the operating expenses of the Fund. However, the Investment Adviser is not responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. Other Expenses are estimated as the Fund had not commenced operations as of March 1, 2013.
(2)	NTI has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2014. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.
The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 48
3 Years	$153
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year.
Principal Investment Strategies
The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of international equity securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and a targeted overall volatility similar to that of the Northern Trust International Large Cap IndexSM (the “Parent Index”). Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow, as determined by NTI (in its capacity as the index provider (the “Index Provider”)), pursuant to its index methodology. The Underlying Index is designed to outperform the Parent Index on a risk-adjusted basis, with respect to a combination of dividend yield and capital appreciation. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta similar to that of the Parent Index, dividend yield, quality factors and lower total risk. Beta represents the market sensitivity, relative to a given market index and time period, and is one measure of volatility. The Parent Index is a float-adjusted market capitalization weighted index comprised of eligible large capitalization securities of developed or emerging market countries as determined by the Index Provider, pursuant to its index methodology. In addition to

FlexShares® International Quality Dividend Index Fund (cont.)

tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. As of January 31, 2013, there were 230 issues in the Underlying Index. The Underlying Index is governed by transparent, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions.
NTI uses a “ passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
 The Fund generally will invest under normal circumstances at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in its Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts, foreign currency contracts, options and total return swaps, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is sponsored by the Index Provider. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Index is reconstituted quarterly. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Provider” section of the Prospectus.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Counterparty Risk is the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.
Currency Risk is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

FlexShares® International Quality Dividend Index Fund (cont.)

Derivatives Risk is the risk of investing in derivative instruments, including liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Dividend Risk is the risk that an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.
Emerging Markets Risk is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
New Fund Risk is the risk that the Fund faces because it is a new fund. As a new fund, there can be no assurance that it will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s Distributor does not maintain a secondary market in the shares.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
Volatility Risk is the risk that the actual level of volatility experienced by the Fund may be greater or lower than the targeted overall volatility of the Underlying Index. Although the Underlying Index is designed to have a targeted overall volatility that is similar to that of the Parent Index, there is no guarantee that it will have the targeted overall volatility. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have the targeted overall volatility. There is also the risk that the Fund may experience volatility greater or lower than that of the Underlying Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.
 It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal

FlexShares® International Quality Dividend Index Fund (cont.)

Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
Because the Fund has less than one full calendar year of performance, no performance information has been included.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Chad M. Rakvin, Senior Vice President of Northern Trust Investments, Inc., Shaun Murphy, Senior Vice President of Northern Trust Investments, Inc., and Jordan Dekhayser, Vice President of Northern Trust Investments, Inc., have each been managers of the Fund since its inception.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on mar-ket price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® International Quality Dividend Dynamic Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust International Quality Dividend Dynamic IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.48%
Expense Reimbursement(2)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.47%
(1)	Under the Fund’s Investment Advisory Agreement, Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) is responsible for most of the operating expenses of the Fund. However, the Investment Adviser is not responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. Other Expenses are estimated as the Fund had not commenced operations as of March 1, 2013.
(2)	NTI has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2014. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.
The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 48
3 Years	$153
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year.
Principal Investment Strategies
The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of international equity securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and a targeted overall volatility that is greater than that of the Northern Trust International Large Cap IndexSM (the “Parent Index”). Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow, as determined by NTI (in its capacity as the index provider (the “Index Provider”)), pursuant to its index methodology. The Underlying Index is designed to outperform the Parent Index on a risk-adjusted basis, with respect to a combination of dividend yield and capital appreciation. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta generally between 1.0 to 1.5 times that of the Parent Index, dividend yield, quality factors and lower total risk. Beta represents the market sensitivity, relative to a given market index and time period, and is one measure of volatility. The Parent Index is a float-adjusted market capitalization weighted index comprised of eligible large capitalization securities of developed or emerging market countries as determined by the Index

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Provider, pursuant to its index methodology. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. As of January 31, 2013, there were 213 issues in the Underlying Index. The Underlying Index is governed by transparent, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions.
NTI uses a “ passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
  The Fund generally will invest under normal circumstances at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in its Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts, foreign currency contracts, options and total return swaps, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
 The Underlying Index is sponsored by the Index Provider. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Index is reconstituted quarterly. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Provider” section of the Prospectus.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Counterparty Risk is the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.
Currency Risk is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Derivatives Risk is the risk of investing in derivative instruments, including liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Dividend Risk is the risk that an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.
Emerging Markets Risk is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
New Fund Risk is the risk that the Fund faces because it is a new fund. As a new fund, there can be no assurance that it will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s Distributor does not maintain a secondary market in the shares.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
Volatility Risk is the risk that the actual level of volatility experienced by the Fund may be greater or lower than the targeted overall volatility of the Underlying Index. Although the Underlying Index is designed to have a targeted overall volatility that is greater than that of the Parent Index, there is no guarantee that it will have the targeted overall volatility. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have the targeted overall volatility. There is also the risk that the Fund may experience volatility greater or lower than that of the Underlying Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.
 It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
Because the Fund has less than one full calendar year of performance, no performance information has been included.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Chad M. Rakvin, Senior Vice President of Northern Trust Investments, Inc., Shaun Murphy, Senior Vice President of Northern Trust Investments, Inc., and Jordan Dekhayser, Vice President of Northern Trust Investments, Inc., have each been managers of the Fund since its inception.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on mar-ket price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® International Quality Dividend Defensive Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust International Quality Dividend Defensive IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.48%
Expense Reimbursement(2)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.47%
(1)	Under the Fund’s Investment Advisory Agreement, Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) is responsible for most of the operating expenses of the Fund. However, the Investment Adviser is not responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. Other Expenses are estimated as the Fund had not commenced operations as of March 1, 2013.
(2)	NTI has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2014. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.
The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 48
3 Years	$153
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year.
Principal Investment Strategies
The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of international equity securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and a targeted overall volatility that is lower than that of the Northern Trust International Large Cap IndexSM (the “Parent Index”). Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow, as determined by NTI (in its capacity as the index provider (the “Index Provider”)), pursuant to its index methodology. The Underlying Index is designed to outperform the Parent Index on a risk-adjusted basis, with respect to a combination of dividend yield and capital appreciation. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta generally between 0.5 to 1.0 times that of the Parent Index, dividend yield, quality factors and lower total risk. Beta represents the market sensitivity, relative to a given market index and time period, and is one measure of volatility. The Parent Index is a float-adjusted market capitalization weighted index comprised of eligible large capitalization securities of developed or emerging market countries as determined by the Index

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Provider, pursuant to its index methodology. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. As of January 31, 2013, there were 222 issues in the Underlying Index. The Underlying Index is governed by transparent, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions.
 NTI uses a “ passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. Funds that employ a representative sampling strategy may incur tracking error to a greater extent than a fund that seeks to replicate an index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund.
 The Fund generally will invest under normal circumstances at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in its Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts, foreign currency contracts, options and total return swaps, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
 The Underlying Index is sponsored by the Index Provider. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Index is reconstituted quarterly. Additional information regarding the Index Provider is provided in the “More Information about Underlying Indexes and Index Provider” section of the Prospectus.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk is the risk that securities in the Underlying Index or the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
Concentration Risk is the risk that, to the extent the Fund's investments are concentrated in the securities of issuers in a particular market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, sector or asset class.
Counterparty Risk is the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.
Currency Risk is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Derivatives Risk is the risk of investing in derivative instruments, including liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Dividend Risk is the risk that an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.
Emerging Markets Risk is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile than other asset classes.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.
Issuer Risk is the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.
Management Risk is the risk that the representative sampling strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
New Fund Risk is the risk that the Fund faces because it is a new fund. As a new fund, there can be no assurance that it will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s Distributor does not maintain a secondary market in the shares.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index.
Volatility Risk is the risk that the actual level of volatility experienced by the Fund may be greater or lower than the targeted overall volatility of the Underlying Index. Although the Underlying Index is designed to have a targeted overall volatility that is lower than that of the Parent Index, there is no guarantee that it will have the targeted overall volatility. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have the targeted overall volatility. There is also the risk that the Fund may experience volatility greater or lower than that of the Underlying Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.
 It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
Because the Fund has less than one full calendar year of performance, no performance information has been included.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Chad M. Rakvin, Senior Vice President of Northern Trust Investments, Inc., Shaun Murphy, Senior Vice President of Northern Trust Investments, Inc., and Jordan Dekhayser, Vice President of Northern Trust Investments, Inc., have each been managers of the Fund since its inception.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on mar-ket price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Fund Information

This Prospectus describes twelve (12) Funds, which are
currently offered by the FlexShares Trust (the “Trust”) and provides information you need to make an informed decision about investing in the Funds. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Funds is available at www.flexshares.com.

NTI is the investment adviser to each Fund. Shares of the Funds are listed for trading on NYSE Arca, Inc. The market price for a share of a Fund may be different from that Fund’s most recent NAV per share.
ETFs are funds that trade like other publicly-traded securities. Each Fund is designed to track an index. Similar to shares of an index mutual fund, each share of a Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of mutual funds, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Funds may be purchased or redeemed directly from the Funds at NAV solely by authorized participants. Also unlike shares of mutual funds, shares of the Funds are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
Each Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. Each Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in a Fund should not constitute a complete investment program.

An index is a theoretical financial calculation while each Fund is an actual investment portfolio. The performance of a Fund and its respective Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of a Fund’ s portfolio from that of its Underlying Index. NTI expects that, over time, each
Fund’s tracking error will not exceed 5%. To the extent a Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. Tracking variance is monitored by the Investment Adviser at least quarterly by comparing the performance of the Underlying Index to the performance of the Fund. In the event the performance of a Fund is not comparable to the performance of its Underlying Index, the Board of Trustees of the Trust (the “Board of Trustees”) will evaluate the reasons for the deviation and the availability of corrective measures.
Each Fund’s investment objective and its respective Underlying Index may be changed without shareholder approval. Each Fund has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the Fund’s investment objective or its respective Underlying Index. If the Index Provider no longer calculates an Underlying Index of a Fund, if the Underlying Index is terminated for any reason, if the identity or the character of the Underlying Index is materially changed, or for any other reason determined by the Board of Trustees in good faith, the Board of Trustees determines that it is impracticable to substitute a replacement index, it will take whatever action is deemed to be in the best interests of the Fund’s shareholders.

Additional Information About Principal Risks

All investments carry some degree of risk that will affect the value of a Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Fund. This section takes a closer look at some of the Funds’ principal risks.
Asset Class Risk. The returns from the types of securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. The securities in the Underlying Indexes may underperform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.
Commodities Risk. The FlexShares Morningstar Global Upstream Natural Resources Index Fund will invest most

Additional Fund Information  (cont.)

of its assets in companies with significant business operations in the ownership, management and/or production of natural resources. The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, the impact of interest rate and inflation on production and demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Commodity Exposure Risk. This is a principal risk of the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares Morningstar Emerging Markets Factor Tilt Index Fund. The energy, materials, and agriculture sectors may account for a large portion of a foreign country’s exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on a country’s economy. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by the Fund that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

Concentration Risk. If the Underlying Index of a Fund concentrates in a particular market, industry, group of industries or sector or asset class, that Fund may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, a Fund that concentrates in a single market, industry, group of industries, sector or asset class may be more susceptible to any single economic, market, political or regulatory occurrence affecting that market, industry, group of industries, sector or asset class.

Currency Risk. The FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund may invest in securities denominated in foreign currencies. While each Fund’s investments may be denominated in foreign currencies, the portfolio securities and other assets held by each Fund are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
Derivatives Risk. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices and may be leveraged. Derivatives include options, total rate of return swaps, currency swaps, equity swaps, interest rate swaps, forward foreign currency exchange contracts and futures contracts. The Funds may use these instruments to help them track their respective Underlying Indexes.

An investment in derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Investments in derivative instruments, which may be leveraged, may result in

Additional Fund Information (cont.)

losses exceeding the amounts invested. A Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Engaging in derivative transactions involves special risks, including that:
(a) the Fund’s derivatives position will lose value;
(b) the counterparty to the transaction will default;
(c) the value of the derivative instrument will decline more than the value of the assets on which it is based;
(d) a Fund will be unable to sell its position because of lack of market depth or disruption;
(e) the value of a derivative instrument will be difficult to determine; and
(f) loss will occur as a result of inadequate systems or human error.

Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the Investment Adviser is accurate.
In order to secure its obligations in connection with derivative contracts or special transactions, a Fund will either own the underlying assets, enter into offsetting transactions, or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Forward foreign currency contracts. The FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund may enter into forward foreign currency exchange contracts in order to facilitate local settlements or to protect against currency exposure in connection with their distributions to shareholders. These Funds do not expect to engage in currency transactions for speculative purposes or for purposes of hedging against declines in the value of a Fund’s assets that are denominated in a foreign currency.

Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

Futures contracts and options on futures contracts. Each Fund may invest in U.S. futures contracts and the FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund each may invest in foreign futures contracts to help it track its respective Underlying Index. The Funds may also purchase and sell call and put options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Funds will only enter futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange, as applicable. The Funds will not use futures or options for speculative purposes.

A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.
Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund’s securities and the price of futures contracts and options; the possible inability to close a futures

Additional Fund Information  (cont.)

contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the Investment Adviser to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.
Swaps. Each Fund may invest in swap agreements. Swap agreements may be structured in different ways. Equity swaps allow a fund to invest in the market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Currency swaps are contracts that obligate the Fund and another party to exchange their rights to pay or receive specified amounts of currency. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If the Investment Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, a Fund may not be able to terminate its obligations when desired. In addition, if a Fund is obligated to pay the return under the terms of a total rate of return swap, Fund losses due to unanticipated market movements potentially are unlimited. A Fund also may suffer a loss if the other party to a transaction defaults.

Options. To the extent consistent with its investment policies, each Fund may buy put options, buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indexes, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. The Fund may “cover” a call option by owning the security underlying the option or through other means. Put options written by the Fund are “secured” if the Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.
An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) on an asset in the future at an agreed upon price prior to the expiration date of the option. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations.

Each Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

Emerging Markets Risk. The FlexShares Morningstar Emerging Markets Factor Tilt Index Fund invests primarily in emerging market countries. The FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund may invest in emerging market countries. With respect to the FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, emerging markets are defined by the Index Provider to the Fund as coun-

Additional Fund Information (cont.)

tries that do not fall in the high annual per capita gross national income bracket, but have significant market size and stock market transparency; reasonable regulations and operational efficiency; and modest restriction to foreign investors. The risks of foreign investment are increased when the issuer is located in a country with an emerging economy or securities market. Emerging market countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Latin, Central and South America and Africa. Within these regions, a Fund may invest in countries such as Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey, although this list may change as market developments occur and may include additional emerging markets. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. The securities laws of emerging market countries may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Global factors and foreign actions may inhibit the flow of foreign capital on which a country is dependent to sustain its growth. In general, securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, and have problems with securities registration and custody. These securities markets also have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and also may be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund.

A Fund’ s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of

Additional Fund Information  (cont.)

military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’ s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.
Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to the Funds.
The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Funds’ investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Funds’ investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.
A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.
A Fund may be invested in companies located in China (the People’s Republic of China). Investments in companies located in China are subject to legal, regulatory, monetary, political and economic risks. The People’s Republic of China is dominated by the one-party rule of the Communist Party. Investments in China involve the risk of greater control by the government over the economy, political and legal uncertainties and currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support the economic reform programs implemented in 1978 and possibly return to the completely centrally-planned economy that existed prior to 1978, and the risk of nationalization or expropriation of assets. China has suffered from social strife, inadequate job growth and corruption as it seeks to decentralize its economy. The economy of China may differ favorably or unfavorably from the U.S. economy in terms of the rate of

Additional Fund Information (cont.)

growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position, among others. The Chinese government exercises significant control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. China and Hong Kong are prone to frequent typhoons, damaging floods, earthquakes and other natural disasters, which may adversely impact their economies and/or securities markets.

A Fund may be invested in issuers located in Russia. The Russian economy is heavily dependent on exports. Oil, natural gas, metals, and timber account for more than 80% of Russia’s exports. Therefore, Russia is vulnerable to fluctuations in world commodity prices and on the price and demand for these commodities and natural resources. Any changes in any of these sectors could have an adverse impact on the Russian economy. The Russian securities market is characterized by a limited volume of trading resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There is also little publicly-available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. Ownership of shares in Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the Fund’s ownership rights could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there is a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets.
A Fund may be invested in issuers located in Central and South American countries. The economies of Central and South American countries have experienced considerable difficulties in the past decade, including high inflation rates, high interest rates and currency devaluations. As a result, Central and South American securities markets have experienced great volatility. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers. Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completed unwound. Any of the foregoing risk factors will have an adverse effect on the Fund’s investments in Central and South America.
Equity Securities Risk. Each Fund, other than the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, invest in equity securities, primarily in the form of common stocks. Each of these Funds may also invest in preferred stocks and Real Estate Investment Trusts (“REITs”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. REITs are pooled investment vehicles that invest primarily in real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing

Additional Fund Information  (cont.)

mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT’s manager. REITs also are subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; tenant bankruptcies and other credit problems; and changes in interest rates. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Foreign Securities Risk. The FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund will primarily invest in foreign securities. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency.

Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities.
Foreign securities are sensitive to changes in interest rates. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events that otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the recent decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.
Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity and more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Some countries in which the Funds invest are in the process of privatizing certain entities and industries. This may expose a Fund to the risk that it will suffer losses in its investments in newly privatized entities due to inability of

Additional Fund Information (cont.)

the newly privatized entities to adjust quickly to a competitive environment or to changing regulatory and legal standards.
On January 1, 1999, the European Economic and Monetary Union (“EMU”) introduced a new single currency called the euro. The euro has replaced the national currencies of many European countries.
The European Central Bank has control over each member country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the assets held by some of the Funds may be denominated in the euro.

The EU requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating down grades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed in the previous sentence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.

A Fund may invest in the economies of Australasia. The economies of Australasia, which includes Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Because the economies of Australasia are dependent on the economies of Asia, Europe and the United States as key trading partners and investors, reduction in spending by any of these trading partners on Australasian products and services or negative changes in any of these economies may cause an adverse impact on some or all of the Australasian economies.

The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries have increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American

Additional Fund Information  (cont.)

country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund invest.
Global Natural Resources Risk. The FlexShares Morningstar Global Upstream Natural Resources Index Fund primarily invests in companies engaged in natural resource activities and may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund’s securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various economic and political developments. Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the U.S. are subject to significant federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

Income Risk. The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund will invest most of their assets in Treasury Inflation-Protected Securities (“TIPS”). The Funds’ income may decline due to a decline in inflation (or deflation). If there is deflation, the principal value of inflation-linked securities, such as TIPS, will be adjusted downward, and consequently the interest payments (calcu lated with respect to a smaller principal amount) will be reduced. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less income on the security than on a conventional bond.
Inflation-Protected Securities Risk. The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund will invest most of their assets in TIPS. The value of inflation-indexed debt securities are subject to the effects of changes in real interest rates that may change as a result of different factors. In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and increase when real interest rates decrease. Interest payments on inflation-indexed securities will vary along with changes in the Consumer Price Index for All Urban Consumers (CPI-U) before seasonal adjustment (calculated by the Bureau of Labor Statistics). Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. There can be no assurance that the inflation index used (i.e., CPI-U) will accurately measure the price increase of a certain good or service. Increases in the principal value of TIPS due to inflation are considered taxable ordinary income for the amount of the increase in a calendar year.

Issuer Risk. Issuer risk is a principal risk of each Fund, other than the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund. Issuer risk is the risk that any of the individual companies that a Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends which would also cause their stock prices to decline.
Management Risk. A Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, each Fund is subject to management risk. That is, NTI’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Additional Fund Information (cont.)

The Funds are not actively managed. Each Fund may be affected by a general decline in the market segments relating to its Underlying Index. Each Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. NTI does not attempt to take defensive positions in any market conditions, including declining markets.

Market Risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

Market Trading Risks
Absence of Active Market

Although the shares of the Funds described in this Prospectus are listed for trading on a listing exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Lack of Market Liquidity
Secondary market trading in Fund shares may be halted by a listing exchange because of market conditions or for other reasons. In addition, trading in Fund shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of any Fund will continue to be met or will remain unchanged.
Shares of the Funds May Trade at Prices Other Than NAV
Shares of the Funds may trade at, above or below their most recent NAV. The per share NAV of each Fund is calculated at the end of each business day and fluctuates with changes in the market value of such Fund’s holdings since the prior most recent calculation. The trading prices of a

Fund’ s shares will fluctuate continuously throughout trading hours based on market supply and demand. The trading prices of a Fund’s shares may deviate significantly from NAV during periods of market volatility. These factors, among others, may lead to a Fund’s shares trading at a premium or discount to NAV. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), NTI believes that large discounts or premiums to the NAV of a Fund’s shares should not be sustained over the long term. While the creation/redemption feature is designed to make it likely that a Fund’s shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price of a Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Since foreign exchanges may be open on days when the FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund do not price its shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Secondary Market Trading Risk

Shares of a Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Non-Diversification Risk. The FlexShares Morningstar

Additional Fund Information  (cont.)

Global Upstream Natural Resources Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, are classified as “non-diversified.” This means that each Fund may invest most of its assets in securities issued by or representing a small number of issuers. As a result, a Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Small Cap Stock Risk. The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares Morningstar Emerging Markets Factor Tilt Index Fund will invest a portion of their assets in small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the share price of a Fund that invests mostly in small-capitalization companies may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of small-capitalization companies are generally more vulnerable than those of large-capitalization companies to adverse business and economic developments. The stocks of small-capitalization companies may be thinly traded. In addition, small-capitalization companies are typically less stable financially than larger, more established companies and may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products.
Tracking Error Risk. Tracking error risk is the risk that a Fund’s performance may vary substantially from the performance of the Underlying Index it tracks as a result of imperfect correlation between a Fund’s securities and those of the Underlying Index. Imperfect correlation may result from share purchases and redemptions, expenses, cash holdings, changes in the Underlying Indexes, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions (such as tax-related diversification requirements that apply to the Funds but not to the Underlying Index) and timing variances, among other factors. This risk may be heightened during times of increased market volatility or other unusual market conditions.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”). The top holdings of each Fund can be found at www.flexshares.com. Fund fact sheets provide information regarding the Funds’ top holdings and may be requested by calling 1-855-FLEXETF (1-855-353-9383) or visiting the Trust’ s website www.flexshares.com.

Description of Fund Management

Investment Adviser

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”), an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of each of the Funds. NTI is located at 50 South LaSalle Street, Chicago, IL 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.
As of December 31, 2012, Northern Trust Corporation, through its affiliates, had assets under investment management of $758.9 billion and assets under custody of $4.8 trillion.

Under the Investment Advisory Agreement with the Funds, NTI, subject to the general supervision of the Trust’s Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities.

As compensation for its advisory services and assumption of Fund expenses, NTI is entitled to a unitary management fee, computed daily and payable monthly. From the unitary management fee, NTI pays most of the expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, under the Investment Advisory Agreement, it is not responsible for interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.
The table below reflects the unitary management fees paid in the last fiscal year by each Fund that has completed a full fiscal year (expressed as a percentage of the Fund’s average daily net assets). The table below also reflects the annual rate of the unitary management fee payable by each Fund (as indicated) that has not completed a full fiscal year
(expressed as a percentage of the Fund’ s average daily net assets).

Fund	Unitary Management Fee (as a percentage of the Fund’s average daily net assets)
FlexShares ® Morningstar US Market Factor Tilt Index Fund	0.27%
FlexShares ® Morningstar Global Upstream Natural Resources Index Fund	0.48%
FlexShares ® Morningstar Developed Markets ex-US Factor Tilt Index Fund	0.42% *
FlexShares ® Morningstar Emerging Markets Factor Tilt Index Fund	0.65% *
FlexShares ® iBoxx 3-Year Target Duration TIPS Index Fund	0.20%
FlexShares ® iBoxx 5-Year Target Duration TIPS Index Fund	0.20%
FlexShares ® Quality Dividend Index Fund	0.37% *
FlexShares ® Quality Dividend Dynamic Index Fund	0.37% *
FlexShares ® Quality Dividend Defensive Index Fund	0.37% *
FlexShares ® International Quality Dividend Index Fund	0.47% *
FlexShares ® International Quality Dividend Dynamic Index Fund	0.47% *
FlexShares ® International Quality Dividend Defensive Index Fund	0.47% *
* The Fund has not completed a full fiscal year.

NTI has contractually agreed to reimburse the fees and

Description of Fund Management  (cont.)

expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2014. After this date, NTI and a Fund may mutually agree to extend the contractual arrangement. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders. A discussion regarding the Board of Trustees’ basis for its approval of the FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Morningstar U.S. Market Factor Tilt Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund’s Advisory Agreement is available in the Trust’s annual report to shareholders for the period ended October 31, 2011.
A discussion regarding the Board of Trustees’ basis for its approval of the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares Morningstar Emerging Markets Factor Tilt Index Fund’s Advisory Agreement is available in the Trust’s annual report to shareholders for the period ended October 31, 2012.
A discussion regarding the Board of Trustees’ basis for approval of the FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund’s Advisory Agreement will be available in the Funds’ first annual or semi-annual report to shareholders.

Portfolio Managers

NTI manages assets collectively on a team basis, which allows the firm to maintain continuity of the investment management process. NTI’s Chief Investment Officer leads various teams with respect to strategic overall investment management decisions and the development of investment strategies. Senior investment professionals from NTI’s portfolio management teams are involved in various aspects of managing the FlexShares Funds. Portfolio managers within each specialized team are responsible for the day-to-day management of specific investment strategies and funds. The individual Portfolio Managers who, as a team, are collectively responsible for the day-to-day management of each of the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund are:

Chad M. Rakvin is Senior Vice President of NTI. Mr. Rakvin joined NTI in 2004, and has been a member of the quantitative management group for domestic index products.
Shaun Murphy is Senior Vice President of NTI. Since joining NTI in June 2004, Mr. Murphy has managed quantitative equity portfolios.
Jordan Dekhayser is Vice President of NTI. Mr. Dekhayser joined NTI in 2008 and is responsible for managing various international index equity portfolios. Prior to joining NTI, he worked as a sales-trader at Deutsche Bank from 2003 to 2008.

The individual Portfolio Managers, who as a team, are collectively responsible for the day-to-day management of each of the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund are:
Daniel J. Personette is Vice President of NTI. Mr. Personette joined NTI in 1996 and for the past five years has managed various fixed-income portfolios.
Michael R. Chico is Vice President of NTI. Mr. Chico joined NTI in 2007 and is responsible for managing various fixed-income portfolios. From 2005 to 2007, Mr. Chico was a fixed income trader for Northern Trust Securities Inc.

Brandon P. Ferguson is Second Vice President of NTI . Mr. Ferguson joined NTI in November 2007 and is an Associate Fixed Income Portfolio Manager. For the past three years, he has managed various fixed-income

Description of Fund Management  (cont.)

accounts. From 2006 to 2007, Mr. Ferguson was a commercial credit analyst at First Midwest Bank.

Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Funds is available in the SAI.
Administrator, Custodian and Transfer Agent

JPMorgan Chase Bank, N.A. (“JPMorgan”) is the administrator, custodian and transfer agent for each Fund.

Distributor

Foreside Fund Services, LLC, a Delaware limited liability company, serves as the distributor (“Distributor”) of Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in shares of any Fund. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 3 Canal Plaza, Portland, Maine 04101. The Distributor is not affiliated with NTI or with JPMorgan or its affiliates.

Shareholder Information

Additional shareholder information is available free of
charge by calling toll-free: 1-855-FLEXETF (1-855-353-9383) or visiting the Trust’s website at www.flexshares.com.

Buying and Selling Shares

Shares of the Funds trade on national securities exchanges or elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to shares of a Fund varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Fund shares, frequent trading may reduce investment return and an investment in the Funds may not be advisable for investors who anticipate regularly making small investments.

Shares of the Funds may be acquired or redeemed directly from a Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section on page 74. Once created, shares of the Funds generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Funds trade under the trading symbols listed for each Fund on the front cover of this Prospectus.
The Trust’s Board of Trustees has adopted a policy whereby the Funds do not monitor for frequent purchases and redemptions of Fund shares (“frequent trading”). The Board of Trustees believes that a frequent trading monitoring policy is unnecessary for the Funds because shares of the Funds are listed and traded on national securities exchanges. Therefore, it is unlikely that a shareholder could take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV, because each Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities.

The Funds are listed on the NYSE Arca, Inc. The NYSE Arca is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including shares of each Fund. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.
Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of each Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Funds. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any rights as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any

Shareholder Information (cont.)

securities that you hold in book entry or “street name” form.
Share Prices

The trading prices of shares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.
The approximate value of shares of each Fund, known as the “indicative optimized portfolio value” (“IOPV”) will be disseminated every fifteen seconds throughout the trading day by the national securities exchange on which the Fund is listed or by other information providers or market data vendors. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time nor the best possible valuation of the current portfolio. The IOPV should not be viewed as a “real-time” update of the NAV, because the IOPV may not be calculated in the same manner as the NAV, which is computed once a day as discussed below. The IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Funds. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, or responsible for, the calculation or dissemination of the IOPV and make no warranty as to its accuracy.

Determination of Net Asset Value

Each Fund’s Net Asset Value (“NAV”) is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading, based on prices at the time of closing provided that any U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of a Fund is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabili ties (including accrued expenses and dividends declared but unpaid), by the total number of the Fund’s shares outstanding.
 The investments of the Funds are valued at fair value pursuant to the pricing policy and procedures approved by the Board of Trustees. The Funds’ investments are valued using market quotations when available. When market quotations are not readily available, are deemed unreliable, or do not reflect material events occurring between the close of local markets and the time of valuation, the Funds value securities at fair value as determined in good faith in accordance with the Funds’ fair value pricing procedures as approved by the Board of Trustees. Such circumstances include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news affecting an issuer is released, such as government approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters.
 The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other investment companies and investors to price the same investments. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security may be materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by a Fund’s Underlying Index. This difference may adversely affect the Fund’s ability to track its Underlying Index. The portfolio securities of the FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt

Shareholder Information (cont.)

Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund are primarily listed on foreign exchanges, and their values may change on days when shareholders will not be able to purchase or sell Fund shares.

  Security prices are generally provided by independent pricing services. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or American Depositary Receipts (“ADRs”), are valued at the closing price on the exchange or system where the security is principally traded. The closing price for securities traded on the NASDAQ/NMS is the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value is determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales of the security for that day on any exchange or system, the security is valued at fair value pursuant to the Trust’s fair value procedures.
 Securities that are traded regularly in the over-the-counter market (other than the NASDAQ/NMS), including securities listed on exchanges but primarily traded over-the-counter, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those securities. Securities that may be traded over-the-counter include equity securities, fixed-income securities, non-exchange-listed foreign securities, and certain derivative instruments. Fixed-income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined by taking into account securities prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities. Fixed-income securities maturing within a relatively short period, less than 60 days, are valued at amortized cost, which according to NTI approximates fair value.
 Foreign securities are generally priced at the closing price or last sales price reported on the foreign exchange on which they are principally traded. If there have been no sales of the security for that day, the security will be valued at fair value pursuant to the Trust’s fair value procedures. Spot and forward foreign currency exchange contracts generally are valued using an independent pricing service. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by NTI as investment adviser. Any use of a different rate from the rates used by the Index Provider may adversely affect the Fund’s ability to track its Underlying Index.
Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. If there was no sale on that day, and for non-exchange traded derivatives, the contract is valued at fair value pursuant to the Trust’s fair value procedures.
Distribution and Service Plan

The Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Payments to financial intermediaries under the Plan are tied directly to their own out-of-pocket expenses. As of this date, the Plan has not been implemented with respect to the Funds. The Plan may not be implemented without further Board of Trustees approval. The maximum distribution fee is 0.25% of each Fund’s average net assets under the Plan. The Funds do not expect to pay any 12b-1 fees during the current and next fiscal years.
Dividends and Distributions

Dividends from net investment income, including any net foreign currency gains, are generally declared and paid by each Fund according to the following schedule:

Shareholder Information (cont.)

Dividends from Net Investment Income:
Fund	Declared and Paid Annually	Declared and Paid Monthly	Declared and Paid Quarterly
FlexShares ® Morningstar Global Upstream Natural Resources Index Fund	✓
FlexShares ® iBoxx 3-Year Target Duration TIPS Index Fund		✓
FlexShares ® iBoxx 5-Year Target Duration TIPS Index Fund		✓
FlexShares ® Morningstar US Market Factor Tilt Index Fund	✓
FlexShares ® Morningstar Developed Markets ex-US Factor Tilt Index Fund	✓
FlexShares ® Morningstar Emerging Markets Factor Tilt Index Fund	✓
FlexShares ® Quality Dividend Index Fund			✓
FlexShares ® Quality Dividend Dynamic Index Fund			✓
FlexShares ® Quality Dividend Defensive Index Fund			✓
Dividends from Net Investment Income:
Fund	Declared and Paid Annually	Declared and Paid Monthly	Declared and Paid Quarterly
FlexShares ® International Quality Dividend Index Fund			✓
FlexShares ® International Quality Dividend Dynamic Index Fund			✓
FlexShares ® International Quality Dividend Defensive Index Fund			✓

Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to improve tracking error, to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions

Shareholder Information (cont.)

of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Tax Considerations

The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. The discussions of the federal tax consequences in this Prospectus are based on the Internal Revenue Code of 1986, as amended (the “ Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Each Fund intends to qualify as a regulated investment company for federal income tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is 20%. Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Distributions of “ qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”) for when certain other requirements are met, then all dis tributions paid by the Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.

U.S. individuals with “modified adjusted gross income” exceeding $200,000 ($250,000 if married and filing jointly) will be subject to the Medicare contribution tax on their “net investment income,” which includes interest, dividends and capital gains at a rate of 3.8%.
A portion of distributions paid by a Fund to shareholders who are corporations also may qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.
Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.
The Funds may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations such Fund will be eligible to make an election to treat a proportionate amount of those taxes as

Shareholder Information (cont.)

constituting a distribution to each shareholder, which would allow you either: (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit; or (2) to take that amount as an itemized deduction. The Funds not eligible to make this election and eligible Funds that do not make the election will be entitled to deduct such taxes in computing the amounts they are required to distribute.
If you: (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all; (b) are subject to withholding by the IRS for prior failure to properly include on your return payments of interest or dividends; or (c) have failed to certify to the Trust, when required to do so, that you are not subject to backup withholding or are an “exempt recipient,” then the Trust will be required in certain cases to withhold and remit to the IRS 28% of the dividends and distributions payable to you.
The sale or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. The amount of gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless shares are acquired with borrowed funds. Distributions may be taxable upon with drawal from tax-deferred accounts.
Except as stated below, you may be subject to state and local taxes on Fund distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund’s distributions, if any, that are attributable to interest on certain types of federal securities or interest on securities issued by the particular state or municipalities within the state.
U.S. Tax Treatment of Foreign Shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Funds will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. The exemption may not apply, however, if the investment in a Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Fund distributions attributable to the other categories of Fund income, such as dividends from companies whose securities are held by a Fund and interest on debt securities, will generally be subject to a 30% withholding tax when paid to foreign shareholders. However, for taxable years of the Fund beginning before December 31, 2013, certain interest related dividends and short term capital gain dividends as designated by the Fund are not subject to this 30% withholding tax if the shareholder provides a properly completed Form W-8BEN. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. In addition, beginning January 1, 2014, the Funds will be required to withhold 30% tax on payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Shareholder Information (cont.)

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.
Taxes on Creations and Redemptions of Creation Units. A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at that time, and the purchaser’s aggregate basis in the securities surrendered and any net cash paid. A person who redeems Creation Units and receives securities in-kind from a Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The Internal Revenue Service, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on a basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.
There are certain tax requirements that each Fund must follow in order to qualify as a regulated investment company and to avoid federal income taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.
Consult Your Tax Professional. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information is provided in the SAI. This short summary is not intended as a substitute for careful tax planning.
Creations and Redemptions

Prior to trading in the secondary market, shares of the Funds are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of a specified number of shares or multiples thereof as follows:

NAME OF FUND	NUMBER OF SHARES PER CREATION UNIT
FlexShares ® Morningstar Global Upstream Natural Resources Index Fund	50,000
FlexShares ® iBoxx 3-Year Target Duration TIPS Index Fund	50,000
FlexShares ® iBoxx 5-Year Target Duration TIPS Index Fund	50,000
FlexShares ® Morningstar US Market Factor Tilt Index Fund	50,000
FlexShares ® Morningstar Developed Markets ex-US Factor Tilt Index Fund	200,000
FlexShares ® Morningstar Emerging Markets Factor Tilt Index Fund	100,000
FlexShares ® Quality Dividend Index Fund	100,000
FlexShares ® Quality Dividend Dynamic Index Fund	100,000
FlexShares ® Quality Dividend Defensive Index Fund	100,000
FlexShares ® International Quality Dividend Index Fund	100,000
FlexShares ® International Quality Dividend Dynamic Index Fund	100,000
FlexShares ® International Quality Dividend Defensive Index Fund	100,000

Each “creator” or “ Authorized Participant” enters into an authorized participant agreement with Foreside Fund Services, LLC, the Funds’ distributor. Only an Authorized Participant may create or redeem Creation Units directly with a Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into a Fund cash and/or a designated portfolio of securities (“Deposit Securities”) approximating the holdings of the Fund in exchange for a specified number of Creation Units.
Similarly, shares can be redeemed only in Creation Units, for cash and/or in-kind for a portfolio of securities held by

Shareholder Information (cont.)

the Funds (“Fund Securities”). EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUNDS. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

Each Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Units. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Funds’ SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund a “distribution,” as such term is used in the Securities Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment”
within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available only with respect to transactions on a national securities exchange.
Transaction Fees

Each Fund will impose a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay a higher fee to compensate for brokerage and market impact expenses and other associated costs. The standard creation and redemption transaction fees for creations and redemptions in kind for each Fund are discussed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. NTI may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.
The standard creation and redemption transaction fees for creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) will also be subject to an additional fee up to the maximum amount shown below under “Maximum Additional Variable Charge for Cash Purchases/Maximum Additional Variable Charge for Cash Redemptions.” In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring the securities to the Fund. Redeemers of shares in Creation Units are responsible for the costs of transferring the securities from the Fund.

Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table also shows, as of January 31, 2013, the approximate value of one Creation Unit, including standard and maxi

Shareholder Information (cont.)

mum additional creation and redemption transaction fees:

	Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
FlexShares ® Morningstar Global Upstream Natural Resources Index Fund	$ 1,817,000	50,000	$ 1,500	3.00%	2.00%
FlexShares ® iBoxx 3-Year Target Duration TIPS Index Fund	$ 1,275,500	50,000	$ 0	3.00%	2.00%
FlexShares ® iBoxx 5-Year Target Duration TIPS Index Fund	$ 1,309,000	50,000	$ 0	3.00%	2.00%
FlexShares ® Morningstar US Market Factor Tilt Index Fund	$ 3,162,500	50,000	$ 1,500	3.00%	2.00%
FlexShares ® Morningstar Developed Markets ex-US Factor Tilt Index Fund	$10,886,000	200,000	$20,000	3.00%	2.00%
FlexShares ® Morningstar Emerging Markets Factor Tilt Index Fund	$ 5,397,000	100,000	$25,000	3.00%	2.00%
FlexShares ® Quality Dividend Index Fund	$ 2,661,000	100,000	$ 1,000	3.00%	2.00%
FlexShares ® Quality Dividend Dynamic Index Fund	$ 2,689,000	100,000	$ 1,000	3.00%	2.00%
FlexShares ® Quality Dividend Defensive Index Fund	$ 2,648,000	100,000	$ 1,000	3.00%	2.00%
FlexShares ® International Quality Dividend Index Fund	$ 2,500,000	100,000	$ 5,000	3.00%	2.00%
FlexShares ® International Quality Dividend Dynamic Index Fund	$ 2,500,000	100,000	$ 5,000	3.00%	2.00%
FlexShares ® International Quality Dividend Defensive Index Fund	$ 2,500,000	100,000	$ 5,000	3.00%	2.00%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemption, of the standard redemption transaction fee.
Householding

Householding is an option available to certain investors. Householding is a method of delivery, based on the prefer ence of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Financial Highlights

The financial highlights table is intended to help you
understand the following Funds’ financial performance from commencement of operations through October 31, 2012. Certain information reflects financial results for a single share. This information has been audited by Deloitte & Touche LLP, an independent registered public account ing firm, whose report, along with the financial statements of the following Funds for the period ended October 31, 2012, is included in the annual report of the Funds and is available upon request.

	For the period 09/16/11*-10/31/11	For the year ended 10/31/12
	FlexShares ® Morningstar Global Upstream Natural Resources Index Fund	FlexShares ® Morningstar Global Upstream Natural Resources Index Fund
Net Asset Value, beginning of period	$ 35.00	$ 35.01
PER SHARE
Investment Operations
Net Investment Income	0.03 (a)	0.44
Net Realized and Unrealized Gain(Loss)	(0.02) (g)	(0.17) (g)
Total from Operations(b)(c)	0.01	0.27
Distributions
Net Investment Income	-	(0.09)
From Net Realized Gains	-	-
Total	-	(0.09)
Net Asset Value, end of period	$ 35.01	$ 35.19
Total Return(b)
Net Asset Value(d)	0.03%	0.79%
Market Value (Unaudited)(e)	(0.57)%	1.71%
RATIOS/SUPPLEMENTAL DATA
Ratios to Average Net Assets(c)
Expenses	0.77%	0.50%
Expenses net of reimbursements	0.48%	0.48%
Net Investment Income before reimbursements	0.53%	2.02%
Net investment income net of reimbursements	0.82%	2.03%
Supplemental Data
Portfolio Turnover Rate(b)(f)	1%	5%
Net Assets, end of period (thousands)	$103,268	$566,532

*	Commencement of investment operations.
(a)	Net investment income per share is based on average shares outstanding.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.
(e)	Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. from the primary listing exchange. Market value returns may vary from net asset value returns.
(f)	In-kind transactions are not included in portfolio turnover calculations.
(g)	The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

Financial Highlights (cont.)

	For the period 09/19/11*-10/31/11	For the year ended 10/31/12
	FlexShares ® iBoxx 3-Year Target Duration TIPS Index Fund	FlexShares ® iBoxx 3-Year Target Duration TIPS Index Fund
Net Asset Value, beginning of period	$ 25.00	$ 25.14
PER SHARE
Investment Operations
Net Investment Income	0.06 (a)	0.15 (a)
Net Realized and Unrealized Gain(Loss)	0.08	0.39
Total from Operations(b)(c)	0.14	0.54
Distributions
Net Investment Income	-	(0.22)
From Net Realized Gains	-	(0.03)
Total	-	(0.25)
Net Asset Value, end of period	$ 25.14	$ 25.43
Total Return(b)
Net Asset Value(d)	0.56%	2.15%
Market Value (Unaudited)(e)	0.82%	1.94%
RATIOS/SUPPLEMENTAL DATA
Ratios to Average Net Assets(c)
Expenses	0.51%	0.22%
Expenses net of reimbursements	0.20%	0.20%
Net Investment Income before reimbursements	1.72%	0.57%
Net investment income net of reimbursements	2.03%	0.59%
Supplemental Data
Portfolio Turnover Rate(b)(f)	23%	55%
Net Assets, end of period (thousands)	$140,912	$684,034
*	Commencement of investment operations.
(a)	Net investment income per share is based on average shares outstanding.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.
(e)	Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. from the primary listing exchange. Market value returns may vary from net asset value returns.
(f)	In-kind transactions are not included in portfolio turnover calculations.
(g)	The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

Financial Highlights (cont.)

	For the period 09/19/11*-10/31/11	For the year ended October 31, 2012
	FlexShares ® iBoxx 5-Year Target Duration TIPS Index Fund	FlexShares ® iBoxx 5-Year Target Duration TIPS Index Fund
Net Asset Value, beginning of period	$ 25.00	$ 25.03
PER SHARE
Investment Operations
Net Investment Income	0.07 (a)	0.24 (a)
Net Realized and Unrealized Gain(Loss)	(0.04) (g)	1.31
Total from Operations(b)(c)	0.03	1.55
Distributions
Net Investment Income	-	(0.27)
From Net Realized Gains	-	(0.01)
Total	-	(0.28)
Net Asset Value, end of period	$ 25.03	$ 26.30
Total Return(b)
Net Asset Value(d)	0.12%	6.13%
Market Value (Unaudited)(e)	0.56%	5.87%
RATIOS/SUPPLEMENTAL DATA
Ratios to Average Net Assets(c)
Expenses	0.50%	0.22%
Expenses net of reimbursements	0.20%	0.20%
Net Investment Income before reimbursements	2.03%	0.90%
Net investment income net of reimbursements	2.34%	0.92%
Supplemental Data
Portfolio Turnover Rate(b)(f)	10%	60%
Net Assets, end of period (thousands)	$145,194	$374,730
*	Commencement of investment operations.
(a)	Net investment income per share is based on average shares outstanding.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.
(e)	Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. from the primary listing exchange. Market value returns may vary from net asset value returns.
(f)	In-kind transactions are not included in portfolio turnover calculations.
(g)	The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

Financial Highlights (cont.)

	For the period 09/16/11*-10/31/11	For the year ended 10/31/12
	FlexShares ® Morningstar US Market Factor Tilt Index Fund	FlexShares ® Morningstar US Market Factor Tillt Index Fund
Net Asset Value, beginning of period	$50.00	$ 51.74
PER SHARE
Investment Operations
Net Investment Income	0.07 (a)	0.91 (a)
Net Realized and Unrealized Gain(Loss)	1.67	6.17
Total from Operations(b)(c)	1.74	7.08
Distributions
Net Investment Income	-	(0.12)
From Net Realized Gains	-	-
Total	-	(0.12)
Net Asset Value, end of period	$ 51.74	$ 58.70
Total Return(b)
Net Asset Value(d)	3.48%	13.71%
Market Value (Unaudited)(e)	3.56%	16.86%
RATIOS/SUPPLEMENTAL DATA
Ratios to Average Net Assets(c)
Expenses	0.49%	0.29%
Expenses net of reimbursements	0.27%	0.27%
Net Investment Income before reimbursements	1.02%	1.57%
Net investment income net of reimbursements	1.24%	1.59%
Supplemental Data
Portfolio Turnover Rate(b)(f)	1%	15%
Net Assets, end of period (thousands)	$ 7,761	$149,677
*	Commencement of investment operations.
(a)	Net investment income per share is based on average shares outstanding.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.
(e)	Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. from the primary listing exchange. Market value returns may vary from net asset value returns.
(f)	In-kind transactions are not included in portfolio turnover calculations.
(g)	The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

Financial Highlights (cont.)

For the period 09/25/12*-10/31/12
FlexShares ® Morningstar Developed Markets ex-US Factor Tilt Index Fund
Net Asset Value, beginning of period	$50.00
PER SHARE
Investment Operations
Net Investment Income(a)	0.12 (a)
Net Realized and Unrealized Gain(Loss)	(0.81)
Total from Operations(b)(c)	(0.69)
Distributions
Net Investment Income	-
From Net Realized Gains	-
Total	-
Net Asset Value, end of period
Total Return(b)	$ 49.31
Net Asset Value(d)	(1.40)%
Market Value (Unaudited)(e)	23.98%
RATIOS/SUPPLEMENTAL DATA
Ratios to Average Net Assets(c)
Expenses	0.43%
Expenses net of reimbursements	0.42%
Net Investment Income before reimbursements	2.47%
Net investment income net of reimbursements	2.49%
Supplemental Data
Portfolio Turnover Rate(b)(f)
Net Assets, end of period (thousands)	1%
$9,862
*	Commencement of investment operations.
(a)	Net investment income per share is based on average shares outstanding.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.
(e)	Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. from the primary listing exchange. Market value returns may vary from net asset value returns.
(f)	In-kind transactions are not included in portfolio turnover calculations.
(g)	The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

Financial Highlights (cont.)

For the period 09/25/12* - 10/31/12
FlexShares ® Morningstar Emerging Markets Factor Tilt Index Fund
Net Asset Value, beginning of period	$50.00
PER SHARE
Investment Operations
Net Investment Income	0.03 (a)
Net Realized and Unrealized Gain(Loss)	(0.43)
Total from Operations(b)(c)	(0.40)
Distributions
Net Investment Income	-
From Net Realized Gains	-
Total	-
Net Asset Value, end of period	$ 49.60
Total Return(b)
Net Asset Value(d)	(0.80)
Market Value (Unaudited)(e)	23.52%
RATIOS/SUPPLEMENTAL DATA
Ratios to Average Net Assets(c)
Expenses	0.67%
Expenses net of reimbursements	0.65%
Net Investment Income before reimbursements	0.50%
Net investment income net of reimbursements	0.52%
Supplemental Data
Portfolio Turnover Rate(b)(f)
Net Assets, end of period (thousands)	1%
$ 9,920
*	Commencement of investment operations.
(a)	Net investment income per share is based on average shares outstanding.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.
(e)	Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. from the primary listing exchange. Market value returns may vary from net asset value returns.
(f)	In-kind transactions are not included in portfolio turnover calculations.
(g)	The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

More Information About Underlying Indexes and Index Providers

Morningstar, Inc. (“Morningstar”), a leading provider of
investment research in North America, Europe, Australia and Asia, offers an extensive line of Internet-, software- and print-based products and services to individuals, financial advisors and institutions. Morningstar has developed and maintains a wide variety of global equity, fixed income and commodity indexes, including the Morningstar® Global Upstream Natural Resources IndexSM, the Morningstar® US Market Factor Tilt IndexSM, the Morningstar® Developed Markets ex-US Factor Tilt IndexSM and the Morningstar® Emerging Markets Factor Tilt IndexSM (the “Underlying Indexes”). All Morningstar® Indexes, including the Underlying Indexes, are rooted in Morningstar’s proprietary research and are created and maintained using transparent, rules-based methodologies. The words/phrases, “Morningstar®”, “Global Upstream Natural Resources IndexSM”, “US Market Factor Tilt IndexSM”, “Developed Markets ex-US Factor Tilt IndexSM” and “Emerging Markets Factor Tilt IndexSM”, are all service marks of Morningstar.
* * *
The iBoxx 3-Year Target Duration TIPS Index and iBoxx 5-Year Target Duration TIPS Index are each the property of Markit Indices Limited (“Markit”) and have been licensed for use in connection the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, respectively.
Markit is the index provider of each of the iBoxx Target Duration TIPS Indexes. Markit is a leading, global financial information services company with over 2,200 employees. The company provides independent data, valuations and trade processing across all asset classes in order to enhance transparency, reduce risk and improve operational efficiency. Its client base includes the most significant institutional participants in the financial marketplace. For more information, see www.markit.com.
* * *
The Northern Trust Quality Dividend Index, Northern Trust Quality Dividend Dynamic Index, Northern Trust Quality Dividend Defensive Index, Northern Trust International Quality Dividend Index, Northern Trust International Quality Dividend Dynamic Index and Northern Trust International Quality Dividend Defensive Index
(together the “Northern Trust Indexes”) are each the property of NTI and have been licensed for use by the FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund (together the “QDF Funds”), respectively.
NTI is the index provider of each of the Northern Trust Indexes and serves as the Investment Adviser of the QDF Funds. NTI has adopted policies and procedures designed to establish a wall of separation between the personnel who have responsibility for the Northern Trust Indexes and personnel who have responsibility for the managing of the QDF Funds. To this end, the policies and procedures: minimize or eliminate potential conflicts of interest; prevent certain persons from having any advantage over other market participants with respect to prior knowledge of companies that may be added to, or deleted from, a Northern Trust Index or from the portfolios of any QDF Fund that tracks a Northern Trust Index; and prevent the dissemination or use of non-public information about pending changes to index constituents or methodology.

Disclaimers

Acting in the role of index provider to FlexShares Trust,
Morningstar licenses the Underlying Indexes and accompanying service marks to FlexShares for FlexShare’s further use in creating and maintaining the FlexShares Morningstar Global Upstream Natural Resources Fund, the FlexShares Morningstar US Market Factor Tilt Index Fund, the FlexShares Morningstar Developed Markets ex-US Factor Tilt Fund and the FlexShares Morningstar Emerging Markets Factor Tilt Index Fund (collectively, the “Funds”). The Funds are not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds in particular or the ability of the Underlying Indexes to track general stock market performance. Morningstar’s only relationship to NTI, FlexShares Trust and the Funds is the licensing of the certain service marks and the Underlying Indexes, each of which is determined, composed and calculated by Morningstar without regard to NTI, FlexShares Trust or the Funds. Morningstar has no obligation to take the needs of NTI, FlexShares Trust, the Funds or the owners of the Funds into consideration in determining, composing or calculating the Underlying Indexes. Morningstar is not responsible for and has not participated in the determination of the prices and amounts of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which any Fund is converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the Funds.
MORNINGSTAR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NOT LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY NTI, FLEXSHARES TRUST, THE FUNDS OR OWNERS OR USERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY
DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED HEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
NTI does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein or the descriptions of the Index Providers, and NTI shall have no liability for any errors, omissions, or interruptions therein.
NTI makes no warranty, express or implied, as to results to be obtained by the FlexShares Funds, to the owners of the shares of any FlexShares Fund, or to any other person or entity, from the use of any Underlying Index or any data included therein. NTI makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NTI have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
FlexShares® is a registered trademark of NTI.

* * *
The iBoxx Target Duration TIPS Indexes (each, an “Index” and, collectively, the “Indexes”) referenced herein are each the property of Markit Indices Limited (the “Index Provider”) and have been licensed for use in connection with the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, respectively (collectively, the “Funds”). The Index Provider makes no representation whatsoever, whether express or implied, and hereby expressly disclaim all warranties (including, without limitation, those of merchantability or fitness for a particular purpose or use), with respect to any of the Indexes or any data included therein or relating thereto, and in particular disclaim any warranty either as to the quality, accuracy and/or completeness of any Index or any data included therein, the results obtained

Disclaimers (cont.)

from the use of any Index and/or the composition of an Index at any particular time on any particular date or otherwise and/or the creditworthiness of any entity, or the likelihood of the occurrence of a credit event or similar event (however defined) with respect to an obligation, in an Index at any particular time on any particular date or otherwise. The Index Provider shall not be liable (whether in negligence or otherwise) to the parties or any other person for any error in the Index, and the Index Provider is under no obligation to advise the parties or any person of any error therein.
The Index Provider makes no representation whatsoever, whether express or implied, as to the advisability of purchasing or selling any Fund, the ability of any Index to track relevant markets’ performances, or otherwise relating to any Index or any transaction or product with respect thereto, or of assuming any risks in connection therewith. The Index Provider has no obligation to take the needs of any party into consideration in determining, composing or calculating any Index. Neither any party purchasing or selling a Fund nor the Index Provider shall have any liability to any party for any act or failure to act by the Index Sponsor in connection with the determination, adjustment, calculation or maintenance of the Index. The Index Provider and its affiliates may deal in obligations that compose the Index and may, where permitted, accept deposits from, make loans or otherwise extend credit to, and generally engage in any kind of commercial or investment banking or other business with the issuers of such obligations or their affiliates, and may act with respect to such business as if the Indexes did not exist, regardless of whether such action might adversely affect any Index or any Fund.

NTI does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein or the descriptions of the Index Providers, and NTI shall have no liability for any errors, omissions, or interruptions therein.
NTI makes no warranty, express or implied, as to results to be obtained by the FlexShares Funds, to the owners of the shares of any FlexShares Fund, or to any other person or entity, from the use of any Underlying Index or any data included therein. NTI makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NTI have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
FlexShares® is a registered trademark of NTI.

* * *

Northern Trust Investments, Inc. and the FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund (together, the “Funds”) make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds in particular or the ability of the Northern Trust 1250 Index, Northern Trust International Large Cap Index, Northern Trust Quality Dividend Index, Northern Trust Quality Dividend Dynamic Index, Northern Trust Quality Dividend Defensive Index, Northern Trust International Quality Dividend Index, Northern Trust International Quality Dividend Dynamic Index, Northern Trust International Quality Dividend Defensive Index (together, the “Northern Trust Indexes”) to track general stock market performance. Northern Trust Investments, Inc. is the licensor of certain trademarks, service marks and service names of the Funds. Northern Trust Investments, Inc. has no obligation to take the needs of FlexShares Trust, the Funds or the owners of the Funds into consideration in determining, composing or calculating the Northern Trust Indexes.
 NEITHER THE FUNDS NOR NORTHERN TRUST INVESTMENTS, INC. GUARANTEE THE ACCURACY, COMPLETENESS OR PERFORMANCE OF ANY NORTHERN TRUST INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY IN CONNECTION WITH ANY NORTHERN TRUST INDEX OR NORTHERN TRUST INDEX CALCULATION. NORTHERN TRUST INVESTMENTS, INC. MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FLEXSHARES TRUST, THE FUNDS OR

Disclaimers (cont.)

OWNERS OR USERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NORTHERN TRUST INDEXES OR ANY DATA INCLUDED THEREIN. NORTHERN TRUST INVESTMENTS, INC. MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NORTHERN TRUST INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NORTHERN TRUST INVESTMENTS, INC. HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

*   *  *
 Northern Trust 1250 IndexSM, Northern Trust International Large Cap IndexSM, Northern Trust Quality Dividend IndexSM, Northern Trust Quality Dividend Dynamic IndexSM, Northern Trust Quality Dividend Defensive IndexSM, Northern Trust International Quality Dividend IndexSM, Northern Trust International Quality Dividend Dynamic IndexSM and Northern Trust International Quality Dividend Defensive IndexSM are service marks of NTI and have been licensed for use by FlexShares Trust. FlexShares® is a registered trademark of NTI.
*  *   *

Shares of the Trust are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of any FlexSharesSM Fund or any member of the public regarding the ability of any FlexShares Fund to track the total return performance of any Underlying Index or the ability of any Underlying Index identified herein to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any Underlying Indices, nor in the determination of the timing of, prices of, or quantities of the shares of any FlexShares Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of any
FlexShares Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of any Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of its FlexShares Funds as licensee, licensee’s customers and counterparties, owners of the shares of the Trust, or any other person or entity from the use of any Underlying Index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties, and hereby expressly disclaim all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Supplemental Information

I. Premium/Discount Information

Information about the differences between the daily market prices on secondary markets for shares of the Funds and the Funds’ net asset values for various time periods, as applicable, is available by visiting the Funds’ website at www.flexshares.com.

II. Total Return Information

Additional information about the total return of each Fund and its Underlying Index for various time periods, as applicable, is available by visiting the Funds’ website at www.flexshares.com.

For More Information

Annual/Semi-Annual Reports and Statement of Additional Information (“SAI”)
Additional information about the Funds’ investments is
available in the Trust’s annual and semi-annual reports to shareholders.

Additional information about the Funds and their policies also is available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).
The Trust’s annual and semiannual reports and the SAI are available free on the Trust’s website at www.flexshares.com, and upon request by calling the Funds at 1-855-FLEXETF (1-855-353-9383) or by sending an email request to: info@flexshares.com. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Funds’ shares may be purchased or sold.
TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:
By Telephone
Call 1-855-FLEXETF (1-855-353-9383)
By Mail
FlexShares ETFs
c/o Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101
On the Internet
The Funds’ documents are available online and may be downloaded from:
•	The SEC’s website at sec.gov (text-only)
•	FlexShares Trust’s website at www.flexshares.com
You may review and obtain copies of FlexShares Trust documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of FlexShares Trust documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.
811-22555

FlexShares® Trust Prospectus

Fund	Ticker	Stock Exchange
FlexShares ® Ready Access Variable Income Fund	RAVI	NYSE Arca

Prospectus dated March 1, 2013.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, or its affiliates, subsidiaries or any other bank. An investment in the Fund involves investment risks, including possible loss of principal.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
FlexShares® Ready Access Variable Income Fund

Investment Objective
The Fund seeks maximum current income consistent with the preservation of capital and liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.27%
Expense Reimbursement(2)	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.25%
(1)	Under the Fund’s Investment Advisory Agreement, Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) is responsible for most of the operating expenses of the Fund. However, the Investment Adviser is not responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. Other Expenses are estimated.

(2)	NTI has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2014. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reim bursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$26
3 Years	$85

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the period from commencement of operations on October 9, 2012 through October 31, 2012, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a non-diversified portfolio of fixed-income instruments, including bonds, debt securities and other similar instruments issued by U.S. and non-U.S. public and private sector entities. Such issuers include, without limitation, U.S. and non-U.S. governments and their agencies, instrumentalities or sponsored enterprises, U.S. state and local governments and U.S. and non-U.S. private-sector entities, such as corporations and banks. The average portfolio duration of this Fund will vary based on The Northern Trust Company Investment Policy Committee’s forecast for interest rates and will normally not exceed one year. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. The dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed two years.

The Fund invests in investment grade debt securities (i.e., securities that are, at the time of investment, rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“ NRSRO”) or of comparable quality as determined by NTI). The Fund may invest, without limitation, in fixed-income securities and instru

1

FlexShares® Ready Access Variable Income Fund (cont.)

ments of foreign issuers in developed and emerging mar kets, including debt securities of foreign governments, and may invest more than 25% of its total assets in securities and instruments of issuers in a single developed market country. The Fund may invest up to 20% of its total assets in fixed-income securities and instruments of issuers in emerging markets.
The Fund may invest, without limitation, in repurchase agreement transactions. The Fund also may invest, without limitation, in mortgage- or asset-backed securities, including to-be-announced transactions, and purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. However, the Fund will not invest more than 10% of its total assets in non-agency mortgage or asset-backed securities. The Fund also may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts (such as buy backs or mortgage dollar rolls). The Fund may engage in forward foreign currency transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders. The Fund, however, does not expect to engage in currency transactions for speculative purposes (e.g., for potential income or capital gain).

The Fund is “ non-diversified” under the Investment Company Act of 1940, as amended, and may invest more of its assets in fewer issuers than “diversified” funds.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk is the risk that securities in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Counterparty Risk is the risk that a counterparty to a financial instrument, such as a repurchase agreement, may default on its payment or other obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.

Credit (or Default) Riskis the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.
Currency Risk is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

Debt Extension Risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.
Derivatives Risk is the risk of investing in derivative instruments. The Fund may enter into forward foreign currency contracts, which subjects the Fund to additional Liquidity Risk, Interest Rate Risk, Market Risk, Credit (or Default) Risk, Leveraging Risk and Management Risk, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

Emerging Markets Risk is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

Financial Sector Risk is the risk that the Fund will be impacted by events affecting the U.S. and non-U.S. financial sectors if it invests a relatively large percentage of its assets in those sectors, adversely affecting the Fund’s performance. The U.S. and non-U.S. financial sectors can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, the availability and cost of capital funds and fallout from the housing and sub-prime

2

FlexShares® Ready Access Variable Income Fund (cont.)

mortgage crisis. In 2008 and 2009, the U.S. financial sector was significantly impacted by bankruptcies and consolidations of major financial firms. Events affecting the U.S. and non-U.S. financial sectors have had, and may continue to have, a significant negative impact on the valuations and stock prices of companies in this sector and have increased the volatility of investments in those sectors.

Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid mar kets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.
Interest Rate/Maturity Risk is the risk that the value of the Fund’s fixed-income assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Issuer Riskis the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s credit quality or value.
Leveraging Risk is the risk that risk that certain transactions of the Fund, such as the use of when-issued, delayed delivery or forward commitment transactions and investments in forward foreign currency contracts, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.

Liquidity Riskis the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

Management Risk is the risk that a strategy used by NTI may fail to produce the intended results.
Market Risk is the risk that the Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

Mortgage-Related and Other Asset-Backed Risks are the risks of investing in mortgage-related and other asset-backed securities, including Interest Rate/Maturity Risk, Debt Extension Risk and Prepayment (or Call) Risk.

Municipal Market Volatility Risk is the risk that the Fund may be adversely affected by volatility in the municipal market. The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
New Fund Risk is the risk that the Fund faces because it is a new fund. As a new fund, there can be no assurance that it will grow to or maintain an economically viable size or it could ultimately liquidate. The Fund’s Distributor does not maintain a secondary market in the shares.

Non-Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.
Prepayment (or Call) Riskis the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

U.S. Government Securities Riskis the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities that may be purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

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FlexShares® Ready Access Variable Income Fund (cont.)

It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance

Because the Fund has less than one full calendar year of performance, no performance information has been included.

Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Peter Yi, Vice President, and Bilal Memon, Vice President, have each been managers of the Fund since its inception.
Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on mar-ket price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

Additional Fund Information

This Prospectus describes one Fund currently offered by
the FlexShares Trust (the “Trust”) and provides information you need to make an informed decision about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.flexshares.com.

NTI is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. The market price for a share of the Fund may be different from the Fund’s most recent NAV per share.

ETFs are funds that trade like other publicly-traded securities. Unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Unlike shares of mutual funds, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of mutual funds, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which NTI acts as investment adviser.
The Fund’s investment objective may be changed without shareholder approval. Shareholders will, however, receive 60 days' prior notice of any material change to the Fund’s investment objective. Any such change may result in the Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund. On each business day, before commencement of trading on NYSE Arca, the Fund will disclose on www.flexshares.com the identities and quantities of the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of the business day.
Additional Information About the Fund’s Investments and Principal Risks

All investments carry some degree of risk that will affect the value of the Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in the Fund. This section provides additional information about some of the principal investments and related risks of the Fund described under the “Fund Summary” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Fund from time to time. Most of the securities and investment techniques described herein are discretionary, which means the Investment Adviser can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. As with any fund, investors in the Fund rely on the professional investment judgment and skill of the Investment Adviser and the individual portfolio managers. Please see the Statement of Additional Information for more information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Asset-Backed Securities. The Fund may invest without limitation in mortgage- or asset-backed securities, including to-be-announced transactions. However, the Fund will not invest more than 10% of its total assets in non-agency mortgage- or asset-backed securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities “ pass through” the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Examples of asset-backed securities also include collateralized debt obligations (“ CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust typically collat-

5

Additional Fund Information (cont.)

eralized by a pool that is backed by a diversified pool of high risk, below-investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and other subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’ s income, total return and share price.
The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support or the counterparty. Credit supports generally apply only to a fraction of a security’s value. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. If the issuer of the security has no security interest in the related collateral, there is the risk that the Fund could lose money if the issuer defaults.
Bank Capital Securities and Trust Preferred Securities. There are two common types of bank capital: Tier I and TierII. Bank capital is generally, but not always, of investmentgrade quality. Tier I securities often take the form of trustpreferred securities. Tier II securities are commonly thoughtof as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to with hold payment of interest until a later date.
Trust preferred securities have the characteristics of both subordinated debt and preferred stock. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell their holdings.
Borrowings and Reverse Repurchase Agreements. The Fund may borrow money and enter into reverse repurchase agreements in amounts not exceeding one-fourth of the value of its total assets (including the amount borrowed). The Fund may enter into reverse repurchase agreements when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest).
Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.
Corporate Debt. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to

6

Additional Fund Information  (cont.)

price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Currency Risk. While at times a portion or all of the Fund’s investments may be denominated in foreign currencies, the portfolio securities and other assets held by the Fund are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, because the U.S. dollar declines in value relative to the currency hedged. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions. The Fund may engage in foreign forward currency transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders. Such transactions may not be successful. The Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.
Custodial Receipts. To the extent consistent with its investment objectives and strategies, the Fund may invest a portion of its assets in custodial receipts. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian. Custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.
Derivatives Risk. The Fund may enter into forward foreign
currency contracts and invest in structured securities (including collateralized mortgage obligations (“CMO’s) and other types of asset-backed securities and various floating rate instruments, including leveraged “inverse floaters”, all of which are types of derivatives. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices and may be leveraged. In unusual market circumstances, including periods of increased market volatility, the Fund may make more significant investments in such instruments than it would under normal market conditions.

An investment in derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. The Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Engaging in derivative transactions involves special risks, including that:
(a) the Fund’s derivatives position will lose value;
(b) the counterparty to the transaction will default;
(c) the value of the derivative instrument will decline more than the value of the assets on which it is based;
(d) the Fund will be unable to sell its position because of lack of market depth or disruption;
(e) the value of a derivative instrument will be difficult to determine; and
(f) loss will occur as a result of inadequate systems or human error.

Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, the Fund may suffer a loss whether or not the analysis of the Investment Adviser is accurate.
In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the

7

Additional Fund Information (cont.)

Fund to realize losses on offsetting or terminated derivative contracts or special transactions.
A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate. The Fund may engage in such transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders. There can be no assurance that appropriate foreign currency transactions will be available for the Fund at any time or that the Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The Fund does not expect to engage in currency transactions for speculative purposes.
Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.
Emerging Markets Risk. The Fund may invest up to 20% of its total assets in fixed-income securities and instruments of issuers in emerging markets, including debt securities of emerging-market foreign governments. The risks of foreign investment are increased when the issuer is located in a country with an emerging economy or securities market. Emerging market countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. Within these regions, the Fund may invest in countries such as Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey, although this list may change as market developments occur and may include additional emerging markets. Political and economic structures in many of these countries may be under going significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. The securities laws of emerging market countries may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Global factors and foreign actions may inhibit the flow of foreign capital on which a country is dependent to sustain its growth. In general, securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, and have problems with securities registration and custody. These securities markets also have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and also may be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Fund.
The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percent age of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (includ-

8

Additional Fund Information  (cont.)

ing price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.
The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.
Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to the Fund.
The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.
The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and

9

Additional Fund Information (cont.)

then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.
The Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Fund’s currency exposure in emerging countries may not be covered by such instruments.
Fixed-Income Instruments. “Fixed-income instruments,” as used generally in this Prospectus, include but are not limited to:
• se	curities issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises;
• c	orporate debt securities of U.S. and non-U.S. issuers, including corporate commercial paper;
• mo	rtgage-backed and other asset-backed securities;
• inflat	ion-indexed bonds issued both by governments and corporations;
• bank capital and t	rust preferred securities;
• lo	an participations and assignments;
• bank c	ertificates of deposit, fixed time deposits and bankers’ acceptances;
• r	epurchase agreements on fixed-income instruments and reverse repurchase agreements on fixed-income instruments;
• d	ebt securities issued by states or local governments and their agencies, authorities and other government sponsored enterprises;
• o	bligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
• o	bligations of international agencies or supranational entities.
Foreign Securities Risk. The Fund may invest without limitation in foreign debt securities. Foreign debt securities include direct investments in non-U.S. dollar-denominated debt securities traded primarily outside of the United States and dollar-denominated debt securities of foreign issuers. The Fund will invest in non-U.S. corporate bonds that NTI deems to be sufficiently liquid at the time of investment. The Fund also may invest in the securities of foreign governments. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies. The Fund also may invest in foreign time deposits and other short-term instruments. The Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks.
Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities.
Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves certain additional risks, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events that otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a for eign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S.

10

Additional Fund Information  (cont.)

economy weakens or its markets decline. For example, the recent decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.
Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity and more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements. Some countries in which the Fund invests are in the process of privatizing certain entities and industries. This may expose the Fund to the risk that it will suffer losses in its investments in newly privatized entities due to inability of the newly privatized entities to adjust quickly to a competitive environment or to changing regulatory and legal standards.
The Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject the Fund to risks associated with that particular region, such as general and local economic, political and social conditions. The Fund may invest more than 25% of its total assets in the securities of issuers located in a single developed market country, and such an investment will subject the Fund to increased foreign securities risk with respect to the particular country.
On January 1, 1999, the European Economic and Monetary Union (“EMU”) introduced a new single currency called the euro. The euro has replaced the national currencies of many European countries. The European Central Bank has control over each member country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.
The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Fund. Because of the number of countries using this single currency, a significant portion of the assets held by the Fund may be denominated in the euro.
The EU requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several Euro pean countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s

11

Additional Fund Information (cont.)

debt, and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed in the previous sentence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.
Illiquid Securities. The Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain unlisted securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the “Securities Act”) and both foreign and domestic securities that are not readily marketable.

Because illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund. Securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.
Inflation Indexed Bonds. Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of Treasury Inflation Protected Securities (TIPS). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Municipal inflation-indexed securities are municipal bonds
that pay coupons based on a fixed rate plus the Consumer Price Index for All Urban Consumers (“CPI”). With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation-indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Interest Rate/Maturity Risk. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. The Fund’s average duration is not expected to exceed one year. The Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a

12

Additional Fund Information  (cont.)

bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Certain factors, such as the presence of call features, may cause a particular fixed-income security, or the Fund as a whole, to exhibit less sensitivity to changes in interest rates. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate on a security is reset (in the case of variable-rate securities).
The dollar-weighted average maturity of the Fund’s portfolio is not normally expected to exceed two years. However, the maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of mortgage and other asset-backed securities will be based on estimates of average life. As a result, the Fund cannot guarantee that these estimates will, in fact, be accurate or that its average maturity will remain within the specified limit.
Investment Companies. The Fund may invest in securities of other investment companies, including other exchange-traded funds (ETFs). Such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by the Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of the Fund will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.
Investment Grade Securities. A security is considered investment grade if, at the time of acquisition, it is rated:
• BBB o	r higher by Standard & Poor’s Rating Services (“S&P”);
• B	aa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”);
• BBB o	r higher by Fitch Ratings (“Fitch”); or
• BBB o	r higher by Dominion Bond Rating Service Limited (“Dominion”).
A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a Nationally Recognized Statistical Rating Organization (“NRSRO”), even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Investment Adviser determines that the security is comparable in quality to a security that has been rated investment grade.
Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the higher the degree of risk as to payment of interest and return of capital. Although securities rated BBB by S&P, Dominion or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below investment grade or a security may no longer be considered to be investment grade. In such case, the Fund is not required to dispose of the security. The Investment Adviser will determine what action, including potential sale, is in the best interest of the Fund.

Investment Selection. When selecting securities for purchase or sale, and when evaluating whether to add, maintain or reduce exposure to any individual position, the Investment Adviser considers a number of factors. The Investment Adviser, as relevant for purchase or sale deci-

13

Additional Fund Information (cont.)

sions, assesses broad macroeconomic trends (e.g., the prevailing interest rate environment or outlook); evaluates portfolio impact (e.g., duration management, potential tax consequences and transaction costs); and considers issuer-specific factors (e.g., credit profile, financial structure and pricing) to assess the value and risk of an individual security relative to other securities. Based upon the Investment Adviser’s outlook for the U.S. and global economies, the financial markets and other factors, the Investment Adviser from time to time will vary the amount of investment in and may or may not be invested in various sectors (e.g., governments, corporates, non-U.S. issuers, etc.).

Issuer Risk. Issuer risk is the risk that any of the individual companies that the Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends which would also cause their stock prices to decline.

Leveraging Risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, leveraged inverse floating rate instruments, mortgage dollars rolls and the use of when-issued, delayed delivery or forward commitment transactions. To mitigate leveraging risk, the Investment Adviser will segregate or earmark liquid assets or otherwise cover transactions that may give rise to such risk. The Fund also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Loan Participations and Assignments. The Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.
Market Risk. Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to market movements, and over longer periods during market downturns.
Market Trading Risks

ABSENCE OF ACTIVE MARKET
Although the shares of the Fund described in this Prospectus are listed for trading on a listing exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

LACK OF MARKET LIQUIDITY
Secondary market trading in Fund shares may be halted by a listing exchange because of market conditions or for other reasons. In addition, trading in Fund shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of the Fund will continue to be met or will remain unchanged.
SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV
Shares of the Fund may trade at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the prior most recent calculation. The trading prices of the Fund’s shares will fluctuate continuously throughout trading

14

Additional Fund Information  (cont.)

hours based on market supply and demand. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. These factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), NTI believes that large discounts or premiums to the NAV of the Fund’s shares should not be sustained over the long term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
SECONDARY MARKET TRADING RISK
Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Mortgage Dollar Rolls. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the future (generally within 30 days). The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, the Fund may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.
For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund currently does not intend to enter into mortgage dollar rolls that are accounted for as financing and does not treat them as borrowings.
Municipal and Related Instruments. The Fund may invest without limitation in municipal instruments or other securities issued by state and local governmental bodies. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.
Municipal instruments include both “general” and “revenue” bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds also are payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed.
Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they typically are payable by the private user of the facilities financed by the bonds.
Municipal instruments also include “moral obligation” bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment

15

Additional Fund Information (cont.)

but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.
Municipal instruments also include tax-exempt derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.
The Fund may acquire “ stand-by commitments” relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Fund’s option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise its rights for trading purposes.
Municipal instruments may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign and domestic banks, insurance companies and other financial institutions. If the credit quality of these banks, insurance companies and financial institutions declines, the Fund could suffer a loss to the extent that the Fund is relying upon this credit support. Foreign institutions can present special risks relating to higher transaction and custody costs, the imposition of additional taxes by foreign governments, less complete financial information, less market liquidity, more market volatility and political instability. Foreign banks, insurance companies and financial institutions may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than U.S. banks.
In addition, a single enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect the Fund or its shareholders from losses caused by declines in a bond’s market value.
Also, an insurance company’s exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company. In addition, if a substantial portion of the Fund’s assets are invested in instruments that are used to finance facilities involving a particular industry, whose issuers are in the same state or which otherwise are related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest most of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Percentage Investment Limitations. Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment.

Portfolio Turnover. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high portfolio turnover rate is likely to involve higher brokerage commissions and other transaction costs, which could reduce the Fund’s return. It also may result in higher short-term capital gains that are taxable to shareholders.

Repurchase Agreements. The Fund may enter into repur-

16

Additional Fund Information  (cont.)

chase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Repurchase agreements involve the purchase of securities by Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. In the event of a default, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable by the Fund.

The Fund intends to enter into transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties. With respect to collateral received in repurchase transactions or other investments, the Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.
Structured Securities. The Fund may invest in structured securities to the extent consistent with its investment objective and strategies. Structured securities present additional risk that the interest paid to Fund on a structured security will be less than expected. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.
The terms of some structured securities may provide that
in certain circumstances no principal is due at maturity and, therefore, the Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s NAV. In some cases it is possible that the Fund may suffer a total loss on its investment in a structured security.
Temporary Investments. The Fund may temporarily hold cash and cash-like instruments or invest in short term obligations pending investment or to meet anticipated redemption requests. The Fund also may hold up to 100% of its total assets in cash or cash-like instruments or invest in short term obligations as a temporary measure mainly designed to limit the Fund’s losses in response to adverse market, economic or other conditions when the Investment Adviser believes that it is in the best interest of the Fund to pursue such a defensive strategy. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse conditions. The Fund may not achieve its investment objective when it holds cash or cash-like instruments, or invests its assets in short-term obligations or otherwise makes temporary investments. The Fund also may miss investment opportunities and have a lower total return during these periods.
United States Government Obligations. The Fund may invest without limitation in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government

17

Additional Fund Information (cont.)

or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, (b) securities of private issuers guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities and (c) participations in loans made to foreign governments or their agencies that are so guaranteed.

Not all U.S. government obligations carry the same credit support. Although many U.S. government securities in which the Fund may invest, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.
An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by
Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).

To the extent the Fund invests in debt instruments or securities of non-U.S. government entities that are backed by the full faith and credit of the United States, there is a possibility that such guarantee may be discontinued or modified at a later date.

Variable and Floating Rate Instruments. The Fund may invest in variable and floating rate instruments. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.
The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’ s creditworthiness.
When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities

18

Additional Fund Information  (cont.)

for a fixed price at a future date beyond the customary settlement period.
Although the Fund generally would purchase securities in these transactions with the intention of acquiring the securities, the Fund may dispose of such securities prior to settlement if the Investment Adviser deems it appropriate to do so.
Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered.
These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.
Zero Coupon, Pay-In-Kind and Capital Appreciation Bonds. The Fund may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective and strategies. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.
The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund’s investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.
Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.flexshares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-855-FLEXETF (1-855-353-9383) or visiting the Trust’s website at www.flexshares.com.

19

Description of Fund Management

Investment Adviser

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”), an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. NTI is located at 50 South LaSalle Street, Chicago, IL 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.
As of December 31, 2012, Northern Trust Corporation, through its affiliates, had assets under investment management of $758.9 billion and assets under custody of $4.8 trillion.

Under the Investment Advisory Agreement with the Fund, NTI, subject to the general supervision of the Trust’s Board of Trustees, is responsible for making investment decisions for the Fund and for placing purchase and sale orders for portfolio securities. As compensation for its advisory services and assumption of Fund expenses, NTI is entitled to a unitary management fee, computed daily and payable monthly, at the annual rate set forth below (expressed as a percentage of the Fund’s average daily net assets).
From the unitary management fee, NTI pays most of the expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, it is not responsible for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.
The unitary management fee rate payable by the Fund is 0.25% of the Fund’s average daily net assets.
NTI has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their inde pendent legal counsel until March 1, 2014. After this date, NTI and the Fund may mutually agree to extend the contractual arrangement. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders. A discussion regarding the Board of Trustees’ basis for its approval of the Fund’s Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended October 31, 2012.

Portfolio Managers

NTI manages assets collectively on a team basis, which allows the firm to maintain continuity of the investment management process. NTI’s Chief Investment Officer leads various teams with respect to strategic overall investment management decisions and the development of investment strategies. Senior investment professionals from NTI’s portfolio management teams are involved in various aspects of managing the FlexShares Funds. Portfolio managers within each specialized team are responsible for the day-to-day management of specific investment strategies and funds. The individual Portfolio Managers who, as a team, are collectively responsible for the day-to-day management of the Fund’s portfolio are:
Peter Yi is Vice President of NTI. Mr. Yi joined NTI in 2000 and is the Director of the Short Duration Fixed Income Management Division. He manages the teams responsible for registered money market mutual funds, short term investment funds (STIFs), separately managed institutional client mandates and securities lending cash reinvestment. Mr.Yi is a CFA charterholder.

Bilal Memon is Vice President of NTI. Mr. Memon joined NTI in 2007 and is responsible for managing various short duration portfolios. Prior to joining NTI, he held various positions with Ford Motor Company, most recently as a member of their Treasury Staff.
Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund is available in the SAI.
Administrator, Custodian and Transfer Agent

20

Description of Fund Management  (cont.)

JPMorgan Chase Bank, N.A. (“JPMorgan”) is the administrator, custodian and transfer agent for the Fund.

Distributor

Foreside Fund Services, LLC, a Delaware limited liability company, serves as the distributor (“Distributor”) of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 3 Canal Plaza, Portland, Maine 04101. The Distributor is not affiliated with NTI or with JPMorgan or its affiliates.

21

Shareholder Information

Additional shareholder information is available free of
charge by calling toll-free: 1-855-FLEXETF (1-855-353-9383) or visiting the Trust’s website at www.flexshares.com.

Buying and Selling Shares

Shares of the Fund trade on national securities exchanges or elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to shares of the Fund varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Fund shares, frequent trading may reduce investment return and an investment in the Fund may not be advisable for investors who anticipate regularly making small investments.
Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section on page 27. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund trade under the trading symbol listed for the Fund on the front cover of this Prospectus.
The Trust’s Board of Trustees has adopted a policy whereby the Fund does not monitor for frequent purchases and redemptions of Fund shares (“frequent trading”). The Board of Trustees believes that a frequent trading monitoring policy is unnecessary for the Fund because shares of the Fund are listed and traded on national securities exchanges. Therefore, it is unlikely that a shareholder could take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfo lio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV, because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities.
The Fund's shares are listed on the NYSE Arca, Inc. The NYSE Arca is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.
Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any rights as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securi ties that you hold in book entry or “street name” form.

22

Shareholder Information (cont.)

Share Prices

The trading prices of shares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.
The approximate value of shares of the Fund, known as the “indicative optimized portfolio value” (“IOPV”) will be disseminated every fifteen seconds throughout the trading day by the national securities exchange on which the Fund is listed or by other information providers or market data vendors. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. The IOPV should not be viewed as a “real-time” update of the NAV, because the IOPV may not be calculated in the same manner as the NAV, which is computed once a day as discussed below. The IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no warranty as to its accuracy. An inaccuracy in the IOPV could result from various factors, including the difficulty of pricing certain fixed income instruments on an intra-day basis.
Determination of Net Asset Value

The Fund’s Net Asset Value (“NAV”) is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading, based on prices at the time of closing, provided that any U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The investments of the Fund are valued at fair value pursuant to the pricing policy and procedures approved by the Board of Trustees. The Fund’s investments are valued using market quotations when available. When market quotations are not readily available, are deemed unreliable, or do not reflect material events occurring between the close of local markets and the time of valuation, the Fund values securities at fair value as determined in good faith in accordance with the Fund’s fair value pricing procedures as approved by the Board of Trustees. Such circumstances include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news affecting an issuer is released, such as government approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of market values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters.
The use of fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security may be materially different than the value that could be realized upon the sale of such security.
 Security prices are generally provided by independent pricing services. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities, are valued at the closing price on the exchange or system where the security is principally traded. The closing price for securities traded on the NASDAQ/NMS is the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value is determined with reference to

23

Shareholder Information (cont.)

the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales of the security for that day on any exchange or system, the security is valued at fair value pursuant to the Trust’s fair value procedures.

  Securities that are traded regularly in the over-the-counter market (other than the NASDAQ/NMS), including securities listed on exchanges but primarily traded over-the-counter, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those securities. Securities that may be traded over-the-counter include equity securities, fixed-income securities, non-exchange-listed foreign securities, and certain derivative instruments. Fixed-income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined by taking into account securities prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities. Fixed-income securities maturing within a relatively short period, less than 60 days, are valued at amortized cost, which according to NTI approximates fair value.
 Foreign securities are generally priced at the closing price or last sales price reported on the foreign exchange on which they are principally traded. If there have been no sales of the security for that day, the security will be valued at fair value pursuant to the Trust’s fair value procedures. Spot and forward foreign currency exchange contracts generally are valued using an independent pricing service. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by NTI as investment adviser.

Distribution and Service Plan

The Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Payments to financial intermediaries under the Plan are tied directly to their own out-of-pocket expenses. As of this date, the Plan has not been implemented with respect to the Fund. The Plan may not be implemented without further Board of Trustees approval. The maximum distribution fee is 0.25% of the Fund’s average net assets under the Plan. The Fund does not expect to pay any 12b-1 fees during the current and next fiscal years.
Dividends and Distributions

Dividends from net investment income, including any net foreign currency gains, are generally declared and paid monthly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to improve tracking error, to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from the Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial own-ers of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Tax Considerations

The following is a summary of certain tax considerations that may be relevant to an investor in the Fund. The discussions of the federal tax consequences in this Prospectus are based on the Internal Revenue Code of 1986, as amended (the “ Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on

24

Shareholder Information (cont.)

the date of this Prospectus. Future legislative or adminis-trative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.
The Fund intends to qualify as a regulated investment company for federal income tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on the Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of the Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is 20%. Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

The Fund may invest in debt securities issued by state and local governments, the interest on which is exempt from Federal income taxes. However, the Fund will not be eligible to pay dividends that are exempt from Federal income taxes unless, after the end of each quarter, at least 50% of the value of the Fund’s assets are invested in tax exempt obligations. The Fund does not expect to meet this requirement under normal circumstances.

U.S. individuals with “modified adjusted gross income” exceeding $200,000 ($250,000 if married and filing jointly) will be subject to the Medicare contribution tax on their “net investment income,” which includes interest, dividends and capital gains at a rate of 3.8%.
Dividends and distributions from the Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by the Fund in October, November or December and paid in January are taxed as though they were paid by December 31.
The Fund may be subject to foreign withholding taxes with respect to interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of the Fund’s assets consists of securities of foreign corporations the Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If the Fund is not eligible to make this election or if it is eligible but does not make the election, it will be entitled to deduct such taxes in computing the amounts it is required to distribute. The Fund does not expect to be eligible to make the election.
If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the IRS for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify to the Trust, when required to do so, that you are not subject to backup withholding or are an “exempt recipient,” then the Trust will be required in certain cases to withhold and remit to the IRS 28% of the dividends and distributions payable to you.
The sale or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. The amount of gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the

25

Shareholder Information (cont.)

shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless shares are acquired with borrowed funds. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Except as stated below, you may be subject to state and local taxes on Fund distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on certain types of federal securities or interest on securities issued by the particular state or municipalities within the state.
U.S. Tax Treatment of Foreign Shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. The exemption may not apply, however, if the investment in the Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Fund distributions attributable to the other categories of Fund income, such as dividends from companies whose securities are held by the Fund and interest on debt securities, will generally be subject to a 30% withholding tax when paid to foreign shareholders. However, for taxable years of the Fund beginning before December 31, 2013, certain interest related dividends and short term capital gain dividends as designated by the Fund are not subject to this 30% withholding tax if the shareholder provides a properly completed Form W-8BEN. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. In addition, beginning January 1, 2014, the Fund will be required to withhold 30% tax on payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.
A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met.
All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.
Taxes on Creations and Redemptions of Creation Units. A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at that time, and the purchaser’s aggregate basis in the securities surrendered and any net cash paid. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The Internal Revenue Service, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on a basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.
There are certain tax requirements that the Fund must follow in order to qualify as a regulated investment company and to avoid federal income taxation. In its efforts to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.
Consult Your Tax Professional. Your investment in the Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Fund. More tax information is provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

26

Shareholder Information (cont.)

Creations and Redemptions

Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “ creator” or “Authorized Participant” enters into an authorized participant agreement with Foreside Fund Services, LLC, the Fund’s distributor. Only an Authorized Participant may create or redeem Creation Units directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund cash and/or a designated portfolio of securities (“Deposit Securities”) approximating the holdings of the Fund in exchange for a specified number of Creation Units.
Similarly, shares can be redeemed only in Creation Units, for cash and/or in-kind for a portfolio of securities held by the Fund (“Fund Securities”). EXCEPT WHEN AGGRE GATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.
The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act.. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Units. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund’s SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the Securities Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available only with respect to transactions on a national securities exchange.
Transaction Fees

The Fund will impose a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay a higher fee to compensate for brokerage and market impact expenses and other associated costs. The standard creation and redemption transaction fees for creations and redemptions in kind for the Fund are discussed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. NTI may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of

27

Shareholder Information (cont.)

Creation Units and other financial institutions for administrative or marketing services.
The standard creation and redemption transaction fees for creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) will also be subject to an additional fee up to the maximum amount shown below under “Maximum Additional Variable Charge for Cash Purchases/Maximum Additional Variable Charge for Cash Redemptions.” In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring the securities to the Fund. Redeemers of shares in Creation Units are responsible for the costs of transferring the securities from the Fund.

Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table also shows, as of January 31, 2013, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

	Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
FlexShares Ready Access Variable Income Fund	$3,753,000	50,000	$350	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemption, of the standard redemption transaction fee.
Householding

Householding is an option available to certain investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

28

Financial Highlights

The financial highlights table is intended to help you
understand the following Fund’s financial performance from commencement of operations through October 31, 2012. Certain information reflects financial results for a single share. This information has been audited by Deloitte & Touche LLP, an independent registered public account ing firm, whose report, along with the financial statements of the following Fund for the period ended October 31, 2012, is included in the annual report of the Fund and is available upon request.

For the period 10/09/12* through 10/31/12
FlexShares ® Ready Access Variable Income Fund
Net Asset Value, beginning of period	$75.00
PER SHARE
Investment Operations
Net Investment Income(a)	0.01 (a)
Net Realized and Unrealized Gain(Loss)	(0.04)
Total from Operations(b)(c)	(0.03)
Distributions
Net Investment Income	-
From Net Realized Gains	-
Total	-
Net Asset Value, end of period	$ 74.97
Total Return(b)
Net Asset Value(d)	(0.04)
Market Value (Unaudited)(e)	(3.96)%
RATIOS/SUPPLEMENTAL DATA
Ratios to Average Net Assets(c)
Expenses	0.27%
Expenses net of reimbursements	0.25%
Net Investment Income before reimbursements	0.14%
Net investment income net of reimbursements	0.16%
Supplemental Data
Portfolio Turnover Rate(b)(f)
Net Assets, end of period (thousands)	2%
$ 7,497
*	Commencement of investment operations.
(a)	Net investment income per share is based on average shares outstanding.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.
(e)	Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. from the primary listing exchange. Market value returns may vary from net asset value returns.
(f)	In-kind transactions are not included in portfolio turnover calculations.

29

Disclaimers

FlexShares® is a registered trademark of NTI.

30

Supplemental Information

Premium/Discount Information

Information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s net asset value for various time periods is available by visiting the Fund’s website at www.flexshares.com.

31

For More Information

Annual/Semi-Annual Reports and Statement of Additional Information (“SAI”)

Additional information about the Fund’s investments is
available in the Trust’s annual and semi-annual reports to shareholders.

Additional information about the Fund and its policies also is available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).
The Trust’s annual and semiannual reports and the SAI are available free on the Trust’s website at www.flexshares.com, and upon request by calling the Fund at 1-855-FLEXETF (1-855-353-9383) or by sending an email request to: info@flexshares.com. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Fund’s shares may be purchased or sold.
TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:
By Telephone
Call 1-855-FLEXETF (1-855-353-9383)
By Mail
FlexShares ETFs
c/o Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101
On the Internet
The Fund’s documents are available online and may be downloaded from:
•	The SEC’s website at sec.gov (text-only)
•	FlexShares Trust’s website at www.flexshares.com
You may review and obtain copies of FlexShares Trust documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of FlexShares Trust documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.
811-22555

FlexShares® Trust

Statement of Additional Information

Dated March 1, 2013

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following Funds of the FlexShares Trust (the “Trust”) as such Prospectus may be revised or supplemented from time to time:

Fund	Ticker	Stock Exchange
FlexShares ® Morningstar Global Upstream Natural Resources Index Fund	GUNR	NYSE Arca
FlexShares ® iBoxx 3-Year Target Duration TIPS Index Fund	TDTT	NYSE Arca
FlexShares ® iBoxx 5-Year Target Duration TIPS Index Fund	TDTF	NYSE Arca
FlexShares ® Morningstar US Market Factor Tilt Index Fund	TILT	NYSE Arca
FlexShares ® Morningstar Developed Markets ex-US Factor Tilt Index Fund	TLTD	NYSE Arca
FlexShares ® Morningstar Emerging Markets Factor Tilt Index Fund	TLTE	NYSE Arca
FlexShares ® Quality Dividend Index Fund	QDF	NYSE Arca
FlexShares ® Quality Dividend Dynamic Index Fund	QDYN	NYSE Arca
FlexShares ® Quality Dividend Defensive Index Fund	QDEF	NYSE Arca
FlexShares ® International Quality Dividend Index Fund	IQDF	NYSE Arca
FlexShares ® International Quality Dividend Dynamic Index Fund	IQDY	NYSE Arca
FlexShares ® International Quality Dividend Defensive Index Fund	IQDE	NYSE Arca
The Prospectus for the Funds of the FlexShares Trust included in this SAI is dated March 1, 2013. Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted. Copies of the Prospectus may be obtained without charge by visiting www.flexshares.com, writing to FlexShares ETFs, c/o Foreside Fund Services, LLC, 3 Canal Plaza, Portland, Maine 04101 or calling 1-855-FLEXETF (1-855-353-9383). FlexShares® is a registered trademark of Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”).
The audited financial statements for the FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares Morningstar Emerging Markets Factor Tilt Index Fund and related report of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the annual report to those Funds’ shareholders for the fiscal period ended October 31, 2012 are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual report are incorporated by reference herein. Copies of the Trust’s Annual Report may be obtained upon request and without charge, by writing to FlexShares ETFs, c/o Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, ME 04101 or by calling 1-855-FLEXETF (1-855-353-9383).

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency or The Northern Trust Company, its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.

-i-

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General Description Of The Trust And Its Funds

The Trust was formed as a Maryland Statutory Trust on May 13, 2010, originally named NT ETF Trust, and renamed FlexShares Trust as of April 12, 2011. The Trust is authorized to have multiple series or portfolios. The Trust is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). This SAI relates to the following funds (each, a “Fund” and collectively, the “Funds”):
FlexShares® Morningstar Global Upstream Natural Resources Index Fund
FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund
FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund
FlexShares® Morningstar US Market Factor Tilt Index Fund
FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund
FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund
FlexShares® Quality Dividend Index Fund
FlexShares® Quality Dividend Dynamic Index Fund
FlexShares® Quality Dividend Defensive Index Fund
FlexShares® International Quality Dividend Index Fund
FlexShares® International Quality Dividend Dynamic Index Fund
FlexShares® International Quality Dividend Defensive Index Fund
The FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund are non-diversified funds. Each of the other Funds are diversified funds.

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an “Underlying Index”). Each Fund is managed by NTI, an indirect subsidiary of Northern Trust Corporation.
The Funds offer and issue shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a specified basket of securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). The shares of the Funds are listed and traded on the NYSE Arca, Inc., a national securities exchange (the “Listing Exchange”). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a Cash Component. The number of shares of a Creation Unit of each Fund are as follows:

NAME OF FUND	NUMBER OF SHARES PER CREATION UNIT
FlexShares ® Morningstar Global Upstream Natural Resources Index Fund	50,000
FlexShares ® iBoxx 3-Year Target Duration TIPS Index Fund	50,000
FlexShares ® iBoxx 5-Year Target Duration TIPS Index Fund	50,000
FlexShares ® Morningstar US Market Factor Tilt Index Fund	50,000
FlexShares ® Morningstar Developed Markets ex-US Factor Tilt Index Fund	200,000
FlexShares ® Morningstar Emerging Markets Factor Tilt Index Fund	100,000
FlexShares ® Quality Dividend Index Fund	100,000
FlexShares ® Quality Dividend Dynamic Index Fund	100,000
FlexShares ® Quality Dividend Defensive Index Fund	100,000
FlexShares ® International Quality Dividend Index Fund	100,000
FlexShares ® International Quality Dividend Dynamic Index Fund	100,000
FlexShares ® International Quality Dividend Defensive Index Fund	100,000
The Trust reserves the right to offer a “cash” option for creations and redemptions of shares as more fully described in the “Purchase and Redemption of Creation Unit Aggregations” section of this SAI. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 110%, which percentage NTI may change from time to time, of the market value of the missing Deposit Securities. See the

“Purchase and Redemption of Creation Unit Aggregations” section of this SAI. In each instance of cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.
ADDITIONAL INVESTMENT INFORMATION
EXCHANGE LISTING AND TRADING
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Prospectus in the “Shareholder Information” section. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of each Fund are listed for trading on at least one Listing Exchange, such as the NYSE Arca, Inc., and trade throughout the day on the Listing Exchange and other secondary markets. In addition, certain Funds may be traded on certain foreign exchanges. There can be no assurance that the requirements of a Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. A Listing Exchange may, but is not required to, remove the shares of a Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of a Fund, there are fewer than fifty (50) record and/or beneficial holders of the Fund for thirty (30) or more consecutive trading days; (2) the value of the Underlying Index on which the Fund is based is no longer calculated or available; (3) the “indicative optimized portfolio value” (“IOPV”) of a Fund is no longer calculated or available; or (4) any other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. A Listing Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
In order to provide additional information regarding the indicative value of shares of each Fund, a Listing Exchange disseminates every fifteen seconds, through the facilities of the Consolidated Tape Association, an updated IOPV for each Fund as calculated by an information provider or market data vendors. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no representation or warranty as to the accuracy of the IOPVs.
An IOPV has a securities value component and a cash component. The securities values included in an IOPV are the values of the Deposit Securities for the applicable Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit Aggregation, it does not necessarily reflect the precise composition of the current portfolio of securities held by the applicable Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the Deposit Securities. Therefore, a Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real time update of the Fund’s NAV, which is calculated only once a day.
In addition to the securities component described in the preceding paragraph, the IOPV for each Fund includes a cash component consisting of estimated accrued dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. Dollar and the applicable foreign currency.
The Trust reserves the right to adjust the share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
The following supplements the information contained in the Prospectus concerning the investment objectives and strategies of the Funds.
The investment objective of each Fund may be changed without shareholder approval. Except as expressly noted below, each Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by NTI to be substantially similar to those of any other investment otherwise permitted by a Fund’s investment strategies. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from a Fund’s portfolio. Each Fund generally will invest under normal circumstances at least 80% of its total assets in the securities of its Underlying Index and, with respect to the FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund, in American Depositary Receipts (“ ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in its Underlying Index. To the extent consistent with its investment policies, each Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts, forward currency contracts, options and swaps, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
NTI uses a representative sampling strategy to manage each Fund, other than the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund. However, each of these Funds reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund. With respect to the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS, NTI generally intends to use a replication indexing strategy, but may use a representative sampling strategy under certain circumstances such as when it may not be possible or practicable to fully implement a replication strategy. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation, duration, maturity and yield) and liquidity measures similar to those of the Underlying Index. A Fund may or may not hold all of the securities that are included in its Underlying Index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of the Fund’s Underlying Index and, with respect to the FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund, in Depositary Receipts. Each Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. For these purposes, “net assets” is measured at the time of purchase.

COMMODITY-LINKED SECURITIES. The FlexShares Morningstar Global Upstream Natural Resources Index Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial assets. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. An unexpected surplus of a commodity caused by one of the aforementioned factors, for example, may cause a significant decrease in the value of the commodity (and a decrease in the value of any investments directly correlated to the commodity). Conversely, an unexpected shortage of a commodity caused by one of the aforementioned factors may cause a significant increase in the value of the commodity (and a decrease in the value of any investments inversely correlated to that commodity). The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.
The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

DEPOSITARY RECEIPTS. The FlexShares Morningstar Global Upstream Natural Resources Index Fund, Flexshares

Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Defensive Index Fund’s investment in securities of non-U.S. issuers may also be in the form of ADRs and/or GDRs based on the securities in its Underlying Index. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. GDRs may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets.
To the extent a Fund invests in ADRs, such ADRs will be listed on a national securities exchange. To the extent a Fund invests in GDRs, such GDRs will be listed on a foreign exchange. A Fund will not invest in any unlisted Depositary Receipt, any Depositary Receipt that NTI deems to be illiquid or any Depositary Receipt for which pricing information is not readily available. Generally, all depositary receipts must be sponsored.

EQUITY SWAPS, TOTAL RATE OF RETURN SWAPS, CURRENCY SWAPS AND INTEREST RATE SWAPS. Each of the Funds may invest up to 20% of its total assets in swap agreements if NTI believes that it will help the Fund track its Underlying Index. Swap agreements may be structured in different ways.

Each of the Funds, other than the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, may enter into equity swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to an equity swap agreement will typically be a bank, investment banking firm or broker/dealer. Equity swap agreements may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap agreement would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap agreement had been invested in different stocks (or indexes of stocks).
Each Fund may enter into total rate of return swaps, which are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. The FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund also may enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies. Currency swaps involve the exchange of rights of the Fund and another party to make or receive payments in specific currencies.

The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund may enter into interest rate swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.
Some swap transactions, such as interest rate and total return swaps, are entered into on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will enter into equity swaps only on a net basis. Payments may be made at the conclusion of the swap agreement or periodically during its term. These swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to any swap entered into on a net basis defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, other transactions may involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap is offset by segregated cash or liquid assets, the Fund and the Investment Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

A Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by Standard & Poor’s Rating Service (“S&P”), or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s Investors Services, Inc. (“Moody’s”), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”) or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to a swap transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. These contractual remedies, however, may be subject to bankruptcy and insolvency laws that may affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it is contractually entitled to receive). The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.
The use of equity, total rate of return, currency and interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and/or currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. For a description of Commodity Futures Trading Commission (“CFTC”) regulations affecting swaps and certain other derivatives, see “Futures Contracts and Related Options” below and Appendix B.
FIXED INCOME SECURITIES. The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund will invest primarily in fixed income securities. Each of the other Funds may invest in fixed income securities up to 20% of its total assets to help track its Underlying Index. Fixed income securities, including corporate debt obligations, generally expose a Fund to the following types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a Fund’s income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a Fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or “called” prior to maturity, requiring a Fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security).

In periods of declining interest rates, the yield (income from a fixed income security held by a Fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. The value of fixed income securities in a Fund’s portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.
Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.

FOREIGN CURRENCY TRANSACTIONS. To the extent consistent with its investment policies, the FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund may enter into forward foreign currency exchange contracts. These Funds may enter into forward foreign currency exchange contracts to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders. These Funds, however, do not expect to engage in currency transactions for speculative purposes or for purposes of hedging against declines in the value of a Fund’s assets that are denominated in a foreign currency.
Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities, but rather allow a Fund to establish a rate of exchange for a future point in time.
When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. A Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.
Liquid assets equal to the amount of a Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting a Fund to buy the same currency at a price that is: (i) no higher than the Fund’s price to sell the currency; or (ii) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is: (i) as high as or higher than the Fund’s price to buy the currency; or (ii) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.
FOREIGN INVESTMENTS – GENERAL. The FlexShares Morningstar Global Upstream Natural Resources Index Fund will invest a significant portion of its assets, while the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund will invest primarily in foreign equity securities. These Funds also may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies, instrumentalities or sponsored enterprises, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the European Coal and Steel Community) designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.
Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign securities. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
Each Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts or other instruments, any net currency positions of the FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund may expose it to risks independent of its securities positions. Although the net long and short foreign currency exposure of a Fund will not exceed its total asset value, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.
Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes” on page 55.
Investors should understand that the expense ratio of a Fund that invests primarily in foreign securities can be expected to be higher than those Funds investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.
A Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the 1940 Act (“ foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to deliver payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.
Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country.
The FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund may invest a significant percentage of its assets in the securities of issuers located in geographic regions with securities markets that are highly developed, liquid and subject to extensive regulation, including Europe and Japan. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in EU economies may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about the rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy and Portugal. Recent concerns over the level and sustainability of the sovereign debt of the United States have aggravated this volatility. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries.

In recent years, Japan’s economic growth has been substantially below the level of earlier decades, and its economy has experienced periods of recession. Similar to many European countries, Japan is experiencing a deterioration of its competitiveness. Although Japan is attempting to reform its political process and deregulate its economy to address the situation, there is no guarantee that these efforts will succeed.
Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. Domestic or foreign trade sanctions or other protectionist measures may also adversely impact Japan’s economy. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. Increases in the price of crude oil, a substantial rise in other commodity prices, or a fall-off in Japan’s manufactured exports, may affect Japan’s economy adversely. Additionally, slowdowns in the economies of key trading partners such as the United States, China and countries in Southeast Asia could have a negative impact on the Japanese economy.
The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. The Japanese yen may also be affected by currency volatility elsewhere in Asia, particularly Southeast Asia.
The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders’ rights also are not always enforced.
Japan has had territorial disputes and/or defense issues with China, North Korea, South Korea and Russia, among others. In the past several years, Japan’s relationship with North Korea has been especially strained because of increased nuclear and military activity by North Korea. Japan’s disputes with neighboring countries have the potential to cause uncertainty in the Japanese markets and affect the overall Japanese economy in times of crisis.

In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. The March 2011 earthquakes and tsunami in Japan have caused volatility in the Japanese securities markets. The longstanding impact of these natural disasters, however, remains unclear.
FOREIGN INVESTMENTS – EMERGING MARKETS. The FlexShares Morningstar Emerging Markets Factor Tilt Index Fund will invest primarily, and the FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund may invest in countries with emerging economies or securities markets. These countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations.
Unanticipated political, economic or social developments may affect the value of a Fund’s investments in emerging market countries and the availability to the Fund of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries illiquid and more volatile than investments in Japan or most

Western European countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.
Each of the FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund may be invested in issuers located in Russia. The Russian economy is heavily dependent on exports. Oil, natural gas, metals, and timber account for more than 80% of Russia’s exports. Therefore, Russia is vulnerable to fluctuations in world commodity prices and on the price and demand for these commodities and natural resources. Any changes in any of these sectors could have an adverse impact on the Russian economy. The Russian securities market is characterized by a limited volume of trading resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There is also little publicly-available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. Ownership of shares in Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that a Fund’s ownership rights could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there is a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets.
FUTURES CONTRACTS AND RELATED OPTIONS. The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Dynamic Index Fund and FlexShares Quality Dividend Defensive Index Fund each may invest up to 20% of its assets in U.S. futures contracts and the FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund may invest up to 20% of its assets in U.S. and foreign futures contracts if NTI believes that it will help the Fund track its Underlying Index. Each of these Funds may purchase and sell call and put options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each of these Funds will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange as applicable. No Fund will use futures or options for speculative purposes.
The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining their qualifications as regulated investment companies for federal income tax purposes. The CFTC has adopted certain regulatory changes that will subject the adviser of an investment company to registration with the CFTC as a CPO if the investment company is unable to comply with certain trading and marketing limitations, which are described in Appendix B. In the event that the Investment Adviser was required to register as a CPO with respect to the Funds, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.
Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA” ) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.
In connection with a Fund’s position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.
For a further description of futures contracts and related options, see Appendix B to this SAI.
ILLIQUID OR RESTRICTED SECURITIES. To the extent consistent with its investment policies, each Fund may invest up to 15% of its net assets in securities that are illiquid. The Funds may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act and securities that are not registered under the Securities Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity for Rule 144A Securities during any period that qualified institutional buyers become uninterested in purchasing these securities.
INFLATION-INDEXED SECURITIES. The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund will invest most of their assets in U.S. Treasury Inflation-Protected Securities (“TIPS”).
Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semiannual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.
The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income. Inflation-indexed Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds. The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration

TIPS Index Fund, however, generally distribute income on a monthly basis. Investors in the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund will receive dividends that represent both the interest payments and the principal adjustments of the inflation-indexed securities held in the Funds.
INVESTMENT COMPANIES. With respect to the investments of the Funds in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of a Fund will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that: (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act; and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

Investments by the Funds in other investment companies, including exchange-traded funds (“ETFs”), will be subject to the limitations of the 1940 Act except as permitted by SEC orders.
Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.
If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.
A Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.
MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as necessary for the clearance of purchase and sales of securities.
NON-DIVERSIFICATION RISK. Non-diversification risk is the risk that a non-diversified Fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments. The FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund are classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Index of such a Fund and, consequently, the Fund’s investment portfolio.
Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of certain Funds and may make it less likely that such Funds will meet their investment objectives.
OPTIONS. Each Fund may invest up to 20% of its total assets in options. Each Fund may buy put options, buy call options and write covered call and secured put options if NTI believes that it will help the Fund track its Underlying Index. These options may relate to particular securities, foreign and domestic stock indexes, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity, which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.
The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if a Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.
All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if a Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is: (i) equal to or higher than the exercise price of the option written; or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.
With respect to yield curve options, a call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.
A Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.
When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.
There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
REAL ESTATE INVESTMENT TRUSTS. To the extent consistent with their respective investment objectives and strategies, each of the Funds, other than the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Equity REITs may further be categorized by the type of real estate securities they own, such as apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.
Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. Investing in REITs also involves risks similar to those associated with investing in small capitalization companies. That is, they may have limited financial resources, may trade less frequently and in a limited volume and may be subject to abrupt or erratic price movements in comparison to larger capitalization companies.
In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation.

REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, each Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or sub-custodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable. If a Fund enters into a repurchase agreement with a foreign financial institution, it may also be subject to risks associated with foreign investments. (see “Foreign Investments – General” above.)

REVERSE REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, each Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Funds will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

RISKS RELATED TO SMALL COMPANY SECURITIES. The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares Morningstar Emerging Markets Factor Tilt Index Fund may, invest a portion of their assets in small company securities. Investing in the securities of such companies involves greater risk, portfolio price volatility and cost. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies and may have a greater sensitivity to changing economic conditions. Smaller companies also face a greater risk of business failure. As a result, their performance can be more volatile, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the NAV of a Fund’s shares will be more volatile than, and may fluctuate independently of, broad stock market indexes such as the S&P 500 Index.
The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when a Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.
SECURITIES LENDING. Although the Funds currently do not intend to lend their securities, they may do so in the future. Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and a Fund is responsible for any loss that may result from its investment in borrowed collateral. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. To the extent consistent with its investment policies, each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by NTI); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits, bank notes and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s, “A-1” by S&P or, if unrated, of comparable quality as determined by NTI; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of NTI, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis.

Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are

“accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

The FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except that they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.
TRACKING VARIANCE. As discussed in the Prospectus, the Funds are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by a Fund and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform a Fund’s holdings to its investment objective. Tracking variance also may occur due to factors such as the size of a Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund’ s Underlying Index or the manner in which the index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Fund. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of a Fund is not comparable to the performance of its Underlying Index, the Trust’s Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures.
U.S. GOVERNMENT OBLIGATIONS. The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund invest primarily in U.S. Treasury Inflation-Protected Securities (“TIPS”). Examples of other types of U.S. government obligations that may be acquired by each of the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, the Federal National Mortgage Association, the Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and the Maritime Administration.

Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.
To the extent consistent with their respective investment objectives and strategies, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations generally are considered illiquid.

WARRANTS. To the extent consistent with their investment policies, each of the Funds, other than the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.
YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Funds may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Dominion, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.
ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (“PIK” ) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.
PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.
Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.
THE INDEXES

Morningstar® Global Upstream Natural Resources IndexSM
NUMBER OF COMPONENTS: APPROXIMATELY 120
INDEX DESCRIPTION. The Morningstar Global Upstream Natural Resources Index measures the performance of stocks issued by companies that have significant business operations in the ownership, management and/or production of natural resources in energy, agriculture, precious or industrial metals, timber and water resources sectors as defined by Morningstar’s industry classification standards. The Morningstar index methodology uses Morningstar proprietary industry classifications to identify companies within the five natural resource sectors, a minimum market capitalization test and a market liquidity measure to produce stocks eligible to be included in the Index for each sector. Each sector is then assigned a prescribed fixed weighting and number of equities to be included in the index subject to Index constraints for geographic regions and individual equity concentration.

iBoxx 3-Year Target Duration TIPS Index
NUMBER OF COMPONENTS: APPROXIMATELY 16
INDEX DESCRIPTION. The iBoxx 3-Year Target Duration TIPS Index measures the performance of Treasury Inflation Protected Securities (TIPS) as determined by Markit iBoxx’s proprietary index methodology. The iBoxx index methodology targets a modified adjusted duration of 3.0 years and defines the eligible universe of TIPS as having no less than one year and no more than ten years until maturity as of the Index determination date. A proprietary regression calculation is then used to determine the modified adjusted duration of the TIPS and weight the TIPS in the Index at a modified adjusted duration level within a range of 3.0 years, plus or minus 5% within Index constraints.
iBoxx 5-Year Target Duration TIPS Index
NUMBER OF COMPONENTS: APPROXIMATELY 16
INDEX DESCRIPTION. The iBoxx 5-Year Target Duration TIPS Index measures the performance of Treasury Inflation Protected Securities (TIPS) as determined by Markit iBoxx’s proprietary index methodology. The iBoxx index methodology targets a modified adjusted duration of 5.0 years and defines the eligible universe of TIPS as having no less than 3 years and no more than 20 years until maturity as of the Index determination date. A proprietary regression calculation is then used to determine the modified adjusted duration of the TIPS and weight the TIPS in the Index at a modified adjusted duration level within a range of 5.0 years, plus or minus 5% within Index constraints.

Morningstar® US Market Factor Tilt IndexSM

NUMBER OF COMPONENTS: APPROXIMATELY 2,624

INDEX DESCRIPTION. The Morningstar US Market Factor Tilt Index measures the performance of a broad exposure of stocks with a slight tilt towards small-capitalization and value stocks. Stocks that are deemed to be small-capitalization or value will have a slight overweighting compared to their weight in a broad market capitalization weighted index. Likewise, stocks designated as “large” or “growth” stocks will have a slight underweight compared to a standard market-capitalization weighting. The Morningstar index methodology defines “total market” stocks as those stocks that form the top 99.50% of the market capitalization of the stocks eligible to be included in Morningstar’s investable universe. All stocks are then designated as “core,” “growth” or “value” based on Morningstar’s value style orientation. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as “value” securities. Similarly, stocks of companies with relatively high valuations based on price-to-book ratios, price-to-earnings ratios and other factors, would be designated as “growth” securities. Stocks that are not designated as “growth” or “value” securities are designated as “core” securities.

Morningstar® Developed Markets ex-US Factor Tilt IndexSM
NUMBER OF COMPONENTS: APPROXIMATELY 3,132
INDEX DESCRIPTION. The Morningstar Developed Markets ex-U.S. Factor Tilt Index measures the performance of developed equity markets (excluding the U.S.) with increased exposure toward small-capitalization and value stocks. Developed markets are defined as countries that fall in the high annual per capita gross national income bracket for the most recent 3 consecutive years; have a high degree of stock market transparency, regulation, and operational efficiency; and have an absence of investment restrictions for non-domiciled investors. Stocks that are deemed to be small-capitalization or value will have an overweighting compared to their weight in a corresponding market capitalization weighted index. Likewise, stocks designated as “large” or “growth” stocks will have an underweighting compared to a standard market-capitalization weighting. The Morningstar index methodology uses 97% market capitalization of the stocks eligible to be included in Morningstar’s investable universe. These stocks are then designated as “value”, “core” or “growth” based on factors such as price-to-book ratios and price-to-earnings ratios; and are modified free float market capitalization weighted. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as “value” securities. Similarly, stocks of companies with relatively high valuations based on price-to-book ratios, price-to-earnings ratios and other factors would be designated as “growth” securities. Stocks that are not designated as “growth” or “value” securities are designated as “core” securities.

Morningstar® Emerging Markets Factor Tilt IndexSM
NUMBER OF COMPONENTS: APPROXIMATELY 2,103
INDEX DESCRIPTION. The Morningstar Emerging Markets Factor Tilt Index measures the performance of emerging equity markets with increased exposure toward small-capitalization and value stocks. Emerging markets are defined as countries that do not fall in the high annual per capita gross national income bracket, but have significant market size and stock market transparency; reasonable regulations and operational efficiency; and modest restriction to foreign investors. Stocks that are deemed to be small-capitalization or value will have an overweighting compared to their weight in a corresponding market capitalization weighted index. Likewise, stocks designated as “large” or “growth” stocks will have an underweighting compared to a standard market-capitalization weighting. The Morningstar index methodology uses 97% market capitalization of the stocks eligible to be included in Morningstar’s investable universe. These stocks are then designated as “value”, “core” or “growth” based on factors such as price-to-book ratios and price-to-earnings ratios; and are modified free float market capitalization weighted. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as “value” securities. Similarly, stocks of companies with relatively high valuations based on price-to-book ratios, price-to-earnings ratios and other factors would be designated as “growth” securities. Stocks that are not designated as “growth” or “value” securities are designated as “core” securities.
(FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund)
Brief descriptions of the Underlying Indexes of the above-listed Funds are provided below. Additional information about each of these Fund’s Underlying Indexes, including the components and weightings of the Underlying Indexes, as well as the rules that govern inclusion and weighting in the Underlying Indexes, is or will be available as of the commencement of investment operations of the Funds at http://www.northerntrust.com/insights-research/asset-management-research/investment-insights/index-services.
Eligible Securities
In order to be eligible for inclusion in the Northern Trust Quality Dividend Indices, a security must be a constituent of the Northern Trust 1250 IndexSM. In order to be eligible for inclusion in the Northern Trust International Quality Dividend Indices, a security must be a constituent of the Northern Trust International Large Cap IndexSM. The Northern Trust 1250 Index is a float-adjusted market capitalization weighted index comprised of the 1250 largest U.S. domiciled companies by market capitalization. The Northern Trust International Large Cap Index is a float-adjusted market capitalization weighted index comprised of eligible large capitalization securities of developed or emerging market countries as determined by the Index Provider, pursuant to its index methodology. Additional information about the Northern Trust 1250 Index and Northern Trust International Large Cap Index (also referenced herein as a benchmark or benchmark index), including the components and weightings of the indexes, as well as the rules that govern inclusion and weighting in each of the indexes, is or will be available as of the commencement of investment operations of the relevant Funds at http://www.northerntrust.com/insights-research/asset-management-research/investment-insights/index-services.
Methodology
The construction of the Underlying Indexes begins with a universe of eligible securities (above). Securities ranking in the lowest quintile of quality based on a proprietary scoring model, as well as those which do not pay a dividend are removed prior to optimization. All remaining eligible securities are then optimized based on their exposure to quantitative factors such as: Quality (as defined by the proprietary scoring model), Dividend yield and Beta. The main objective of the optimization is to maximize exposure to the quality factor, realize a dividend yield above the benchmark index, and achieve the desired beta target all while minimizing the overall risk of the portfolio versus its benchmark as measured by standard risk models.
Rebalancing and Reconstitution
The Underlying Indexes are reconstituted on a quarterly basis (on the last business day of February/May/August/November), and adjusted intra-quarter only in connection with errors, securities’ eligibility, and corporate actions, including, but not limited to, initial public offerings and spin-offs. All changes to constituents and weightings will be announced to the public at least two days prior to reconstitution or rebalancing, and with definitive weights after the close of the reconstitution or rebalancing date before the following day’s market opening.

Northern Trust Quality Dividend Index
NUMBER OF COMPONENTS: APPROXIMATELY 181
INCEPTION DATE: December  3, 2012
INDEX DESCRIPTION. The Northern Trust Quality Dividend IndexSM is designed to provide exposure to a high-quality income-oriented portfolio of long-only U.S. equity securities, with an emphasis on long-term capital growth and a targeted overall beta that is similar to that of the Northern Trust 1250 Index (the benchmark). Companies included in the index are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow.
Northern Trust Quality Dividend Dynamic Index
NUMBER OF COMPONENTS: APPROXIMATELY 194
INCEPTION DATE: December  3, 2012
INDEX DESCRIPTION. The Northern Trust Quality Dividend Dynamic IndexSM is designed to provide exposure to a high-quality income-oriented portfolio of long-only U.S. equity securities, with an emphasis on long-term capital growth and a targeted overall beta that is generally between 1.0 to 1.5 times that of the Northern Trust 1250 Index (the benchmark). Companies included in the index are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow.
Northern Trust Quality Dividend Defensive Index
NUMBER OF COMPONENTS: APPROXIMATELY 178
INCEPTION DATE: December 3, 2012
INDEX DESCRIPTION. The Northern Trust Quality Dividend Defensive IndexSM is designed to provide exposure to a high-quality income-oriented portfolio of long-only U.S. equity securities, with an emphasis on long-term capital growth and a targeted overall beta that is generally between 0.5 to 1.0 times that of the Northern Trust 1250 Index (the benchmark). Companies included in the index are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow.
Northern Trust International Quality Dividend Index
NUMBER OF COMPONENTS: APPROXIMATELY 230
INCEPTION DATE: December 3, 2012
INDEX DESCRIPTION. The Northern Trust International Quality Dividend IndexSM is designed to provide exposure to a high-quality income-oriented portfolio of long-only international equity securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and a targeted overall beta that is similar to that of the Northern Trust International Large Cap Index (the benchmark). Companies included in the index are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow.
Northern Trust International Quality Dividend Dynamic Index
NUMBER OF COMPONENTS: APPROXIMATELY 213
INCEPTION DATE: December 3, 2012
INDEX DESCRIPTION. The Northern Trust International Quality Dividend Dynamic IndexSM is designed to provide exposure to a high-quality income-oriented portfolio of long-only international equity securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and a targeted overall beta that is generally between 1.0 to 1.5 times that of the Northern Trust International Large Cap Index (the benchmark). Companies included in the index are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow.
Northern Trust International Quality Dividend Defensive Index
NUMBER OF COMPONENTS: APPROXIMATELY 222
INCEPTION DATE: December 3, 2012

INDEX DESCRIPTION. The Northern Trust International Quality Dividend Defensive IndexSM is designed to provide exposure to a high-quality income-oriented portfolio of long-only international equity securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and a targeted overall beta that is generally between 0.5 to 1.0 times that of the Northern Trust International Large Cap Index (the benchmark). Companies included in the index are selected based on expected dividend payment and fundamental factors such as profitability, management expertise and cash flow.

INVESTMENT RESTRICTIONS

Each Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares as described in “Description of Shares” on page 44.

No Fund may:
1) Make loans, except through: (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities; and (d) loans to affiliates of the Fund to the extent permitted by law.
2) Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or from acquiring securities of real estate investment trusts or other issuers that deal in real estate.
3) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds: (i) from purchasing or selling options, futures contracts or other derivative instruments; or (ii) from investing in securities or other instruments backed by physical commodities).
4) Act as underwriter of securities, except as a Fund may be deemed to be an underwriter under the Securities Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.
Borrow money, except that to the extent permitted by applicable law: (a) a Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law; (b) a Fund may borrow up to an additional 5% of its total assets for temporary purposes; (c) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and (d) a Fund may purchase securities on margin. If due to market fluctuations or other reasons a Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of a Fund in accordance with the 1940 Act.
5) Issue any senior security, except as permitted under the 1940 Act, as amended and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
6) Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry of group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

(ONLY FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Defensive Index Fund)
7) With respect to 75% of the Fund’s assets (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

Notwithstanding other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Fund may purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC.

As of January 31, 2013, unless otherwise indicated, each Fund’s policy to concentrate to approximately the same extent that its Underlying Index concentrates in an industry or group of industries, each of the following Funds was concentrated (that is, held 25% or more of its total assets) in the industries specified:

NAME OF FUND	INDUSTRIES
FlexShares Morningstar Global Upstream Natural Resources Index Fund	Basic Materials (55.4%) and Energy (30.0%)
For the purpose of industry concentration, in determining industry classification, the Trust may use any one or more of the following: the Bloomberg Industry Group Classification, Standard & Poors, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes, Global Industry Classification Standard or the Morgan Stanley Capital International industry classification titles. Also for the purpose of industry concentration, industrial development bonds issued by non-governmental issuers may be considered to be issued by members of an industry. Non-governmental issuers are issuers other than the U.S. government (including its agencies and instrumentalities) and state or municipal governments and their political subdivisions.
Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction No. 5) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of a Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction No. 5, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.
CONTINUOUS OFFERING
The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not “ underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
PORTFOLIO HOLDINGS
The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Funds’ shareholders. The policy provides that neither the Funds nor their Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any commingled fund portfolio which contains identical holdings as the Fund. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible website. Information posted on a Fund’s website may be separately provided to any person commencing the day after it is first published on the Fund’s website.
Under the policy, each business day each Fund’s portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (defined below) and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. The Distributor may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects each Fund’s anticipated holdings on the following business day. The “Authorized Participants” are generally large institutional investors that have been authorized by the Distributor to purchase and redeem large blocks of shares (known as Creation Units) pursuant to legal requirements, including the exemptive order granted by the SEC, to which the Funds offer and redeem shares.
Other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only in limited circumstances. Third-party recipients will be required to keep all portfolio holdings information confidential and prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s Chief Compliance Officer (“CCO”). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and Authorized Participants that sell shares of a Fund) only upon approval by the CCO, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Adviser and its affiliates, the Funds’ independent registered public accounting firm, the Funds’ distributor, administrator and custodian, the Funds’ legal counsel, Drinker Biddle & Reath LLP, the non-interested Trustees’ counsel, K&L Gates LLP, the Funds’ financial printer, R.R. Donnelly, and the Funds’ proxy voting service (RiskMetrics Group). These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to a Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with a Fund seeking portfolio securities trading recommendations. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.
Each Fund discloses its portfolio holdings and the percentages they represent of the Fund’s net assets each day the Fund is open for business, on the Fund’s website. More information about this disclosure is available at www.flexshares.com. A Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so. Portfolio holdings will be disclosed through required filings with the SEC. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain a Fund’s Forms N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, the Funds’ Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.
Under the policy, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

MANAGEMENT OF THE TRUST
TRUSTEES AND OFFICERS
The Board of Trustees of the Trust is responsible for the management and business and affairs of the Trust. Set forth below is information about the Trustees and Officers of the FlexShares Trust as of the date of this SAI. A brief statement of their present positions and principal occupations during the past five years is also provided.

NAME, ADDRESS,(1) AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE(4)
NON-INTERESTED TRUSTEES
Sarah N. Garvey Age: 61 Trustee since July 2011	• Vice President of Corporate Relations of The Boeing Company (a manufacturer of commercial and military airplanes and aerospace products) from 2007 to 2008;	13	None.
	• Chairman of the Board of John G. Shedd Aquarium from 2009 to 2012;
	• Chairman of the Board of Navy Pier since 2011;
	• Member of the Board of Directors of the Metropolitan Pier and Exposition Authority from 2010 to 2012;
	• Member of the Board of Directors of The Civic Federation since 2004
Philip G. Hubbard Age: 61 Trustee since July 2011	• Managing Partner of Solidian Fund, LP and Solidian Management, LLC (a fund of hedge funds platform for family and friends investments) since 2001;	13	None.
	• President of Hubbard Management Group, LLC (a personal investment vehicle) since 2001;
	• Chairman of the Board of Trustees of the Wheaton College Trust Company, N.A. since 2004;
	• Member since 1998 of the Board of Trustees of Wheaton College; Vice Chairman since 2009
	• Chairman of the Board of Directors of the English Language Institute/China (a nonprofit educational organization) since 1993;
	• Member of the Board of Directors of The Film Department, LLC (an independent movie company) from 2008 to 2010;
	• Member of the Board of Directors of BMO Harris Bank Winnetka N.A. from 1996 to 2009.

NAME, ADDRESS,(1) AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE(4)
Eric T. McKissack Age: 59 Trustee and Chairman since July 2011	• CEO and Founder of Channing Capital Management, LLC (a, SEC registered investment adviser) since 2004;	13	None
	• Member of the Board of Directors of ICMA Retirement Corporation (an SEC registered investment adviser providing retirement administration services) from 2005 to 2012;
	• Member of the Board of Trustees, the Investment Committee, and the Finance Committee of the Art Institute of Chicago since 2002;
	• Member of the RIC Tree of Life Board of the Rehabilitation Institute of Chicago since 2001.
INTERESTED TRUSTEE
Shundrawn A. Thomas(5) Age: 39 Trustee and President of the Trust since July 2011	• Managing Director and Global Business Head of the Exchange-Traded Funds Group at Northern Trust Global Investments since 2010;	13	None.
	• President of Northern Trust Securities, Inc. (a wholly owned subsidiary of Northern Trust Corporation) from 2008 to 2010;
	• Head of Corporate Strategy at the Northern Trust Corporation from 2005 to 2008;
	• Member of the Board of Trustees of Wheaton College and Secretary of the Finance Committee, Investment Committee and Compensation Committee since May 2009;
	• Member of the Board of Trustees of the Wheaton College Trust Company since 2009;
	• Member of the Board of Directors of Urban Ministries, Inc. (a publishing and communications company) since 2006;
	• Partner at Tree of Life Resources, LLP (a multi media company) since 2005.

(1)	Each Non-Interested Trustee may be contacted by writing to the Trustee, c/o Paul Dykstra, K&L Gates LLP,

70 West Madison Street, Suite 3100, Chicago, IL 60602. Mr. Thomas may be contacted by writing to him at 50 S. LaSalle St., Chicago, Illinois 60603.
(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust.
(3)	The “Fund Complex” consists of the Trust.
(4)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the 1940 Act.
(5)	An “interested person,” as defined by the 1940 Act. Mr. Thomas is deemed to be an “interested” Trustee because he is an officer of NTI and its parent company.
OFFICERS OF THE TRUST

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Craig R. Carberry, Esq. Age: 52 50 South LaSalle Street Chicago, IL 60603 Secretary since July 2011	Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisers, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of NETS Trust from 2008 to 2009; Secretary of Northern Institutional Funds since 2010; Secretary of Northern Funds since 2010; Secretary of Northern Trust Equity Long/Short Strategies Fund since 2011.
Joseph H. Costello Age: 39 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since July 2011	Vice President, The Northern Trust Company and Compliance Manager for Northern Trust Global Investments, since 2003.
Randal Rein Age: 42 50 South LaSalle Street Chicago, IL 60603 Treasurer and Principal Financial Officer since July 2011	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of the Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010.
Peter K. Ewing Age: 54 50 South LaSalle Street Chicago, IL 60603 Vice President since July 2011	Director of ETF Product Management, Northern Trust Investments, Inc. and Senior Vice President, The Northern Trust Company, since September 2010; Chief Operating Officer of Guggenheim Transparent Value, from July 2009 to January 2010; Senior Vice President, Managing Director of ETF Group, Northern Trust Investments, N.A., and Senior Vice President, The Northern Trust Company, from November 2006 to June 2009.
Marie E. Dzanis Age: 45 50 South LaSalle Street Chicago, IL 60603 Vice President since July 2011	Director of ETF Sales and Servicing, Northern Trust Investments, Inc. since 2011; Principal and Eastern U.S. Manager for iShares at BlackRock Institutional Trust Company from 2007 to 2010; Vice President and Eastern U.S. Sales Manager, J.P. Morgan Asset Management from 2002 to 2007.
Peter J. Flood Age: 55 50 South LaSalle Street Chicago, IL 60603 Vice President since July 2011	Director of ETF Investment Strategy, Northern Trust Investments, Inc. since 2010; Portfolio Manager, Northern Trust Investments, Inc. since 2007; Director of Fixed Income Strategy, Northern Trust Investments, Inc., from 2004 to 2010.

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Allison Grant Williams Age: 56 50 South LaSalle Street Chicago, IL 60603 Vice President since July 2011	Chief Administrative Officer of the Exchange-Traded Funds Group at Northern Trust Investments, Inc. since 2011; Director of University Relations at CFA Institute from 2008 to 2010; President and Owner, Grant Partners, L.L.C. from 2003 to 2010.
Darlene Chappell Age: 49 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Officer since July 2011	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and The Northern Trust Company of Connecticut, Northern Funds, Northern Institutional Funds, and NT Alpha Strategies Fund since 2009 and NT Long/Short Equity Strategies Fund since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006.
Jeannie K. Thai Age: 42 70 Fargo Street Boston, MA 02210 Assistant Treasurer since December 2012	Assistant Vice President, JPMorgan Chase Bank, N.A. (“JPMorgan”), formerly serving as Assistant Treasurer of JPMorgan (July 2007 to January 2012).
Kelli O’Brien Age: 30 70 Fargo Street Boston, MA 02210 Assistant Secretary since June 2012	Vice President, Regulatory Administration Advisor, JPMorgan Chase Bank, N.A. since 2011; Assistant Vice President, Investor Services Associate Counsel, Brown Brothers Harriman & Co. from 2008 to 2011; Investor Services Associate, Brown Brothers Harriman & Co. 2006 to 2008.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

Certain officers hold comparable positions with certain other investment companies of which NTI, JPMorgan Chase Bank, N.A. or an affiliate thereof is the investment adviser, administrator, custodian, transfer agent.

BOARD COMMITTEES
The Board has established a standing Audit Committee and a Governance Committee in connection with its governance of the Trust.

The Audit Committee consists of Mr. Hubbard (chair), Mr. McKissack and Ms. Garvey. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”). The responsibilities of the Audit Committee are to assist the Board in overseeing the Trust’s independent registered public accounting firm, accounting policies and procedures and other areas relating to the Trust’s auditing processes. The Audit Committee is responsible for selecting and recommending to the full Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Trust. The Audit Committee also is responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to: (1) the Investment Adviser; and (2) any entity in a control relationship with the Investment Adviser that provides ongoing services to the Trust, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Trust. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board. The Audit Committee met four times during the last fiscal year ended October 31, 2012.

The Governance Committee consists of Ms. Garvey (chair), Mr. Hubbard and Mr. McKissack. The Board has determined that each member of the Governance Committee is an Independent Trustee. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as Independent Trustees, reviewing and making recommendations regarding Trustee compensation and developing policies regarding Trustee education. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectus and should be directed to the attention of the FlexShares Trust Governance Committee, care of the Secretary of the Trust. The Governance Committee met four times during the last fiscal year ended October 31, 2012.

LEADERSHIP STRUCTURE AND QUALIFICATIONS OF THE BOARD OF TRUSTEES

The Board is responsible for oversight of the Trust. The Trust has engaged the Investment Adviser to manage the Funds of the Trust on a day-to-day basis. The Board oversees the Investment Adviser and certain other principal service providers in the operations of the Funds. The Board currently is composed of four Trustees, three of whom are Independent Trustees. The Board believes that having Mr. Thomas serve as an interested Trustee brings management insight that is important to certain of the Board’s decisions and also in the best interest of shareholders. The Board meets in-person at regularly scheduled meetings currently anticipated to occur four times in a year. In addition, the Board members may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also expect to meet separately in executive session, including with independent trustee counsel. The Trustees believe that these meetings will help mitigate conflicts of interest. The Trustees also believe that the executive sessions will allow the Independent Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

As stated above, the Board has established a standing Audit Committee and a Governance Committee to assist the Board in fulfilling its oversight responsibilities. The Board also may establish ad hoc committees or working groups from time to time to aid in its oversight. The Independent Trustees have engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Board is chaired by Eric McKissack, an Independent Trustee. As Chair, this Independent Trustee leads the Board in its activities. Also, the Chair acts as a member of the Audit and Governance Committees (and may serve as a member of each subsequently established standing or ad hoc committee). The Trustees have determined that the Board’s leadership and committee structure is appropriate because the Board believes that it sets the proper tone to the relationships between the Trust, on the one hand, and the Investment Adviser and certain other principal service providers, on the other, and facilitates the exercise of the Board’ s independent judgment in evaluating and managing the relationships.

The Board has concluded that, based on each Board member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board members, each Board member should serve as a Board member. Among other attributes common to all Board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Trust, and to exercise reasonable business judgment in the performance of their duties as Board members. In addition, the Board will take into account the actual service and commitment of the Board members during their tenure in determining whether each should continue to serve. A Board member’s ability to perform his or her duties effectively may have been attained through a Board member’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of other funds, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Board member.

Non-Interested Trustees:
Ms. Garvey. Ms. Garvey is a former partner of Deloitte & Touche LLP and has more than 20 years experience in tax accounting. She previously served as Vice President of Corporate Relations and Vice President of State and Local Government Relations for Boeing Co. She is chair of the Board of Chicago’s Navy Pier and the immediate past chair of Chicago’s Shedd Aquarium. She is a Certified Public Accountant and holds bachelors and masters degrees in accounting.
Mr. Hubbard. Mr. Hubbard has served for 11 years as president of the Hubbard Management Group, LLC, and as managing partner for Solidian Fund, L.P. and Solidian Management, LLC. He previously served for 13 years on the Board of Harris Bank Winnetka and is a Certified Public Accountant. In addition, Mr. Hubbard serves on the Board of Trustees of Wheaton College, is the chairman of the Wheaton College Trust Company and of the English Language Institute/China. He holds a bachelors degree in economics and a masters degree in business administration.
Mr. McKissack. Mr. McKissack is the Chief Executive Officer and Founder of Channing Capital Management, LLC, a registered investment adviser. Mr. McKissack also serves on the Board of the Art Institute of Chicago and on the Board of the Rehabilitation Institute of Chicago. He also served on the Board of the ICMA Retirement Corporation, a non-profit provider of retirement administration services. He is a Chartered Financial Analyst.

Interested Trustee:

Mr. Thomas. Mr. Thomas is the Managing Director and Global Business Head of the Exchange-Traded Funds Group of Northern Trust Global Investments. Previously he was President and Chief Executive Officer of Northern Trust Securities, Inc. He also served as Senior Vice President, Head of Corporate Strategy for Northern Trust Corporation. Mr. Thomas also is on the boards of several non-profit corporations and colleges. He holds a bachelors degree in accounting and a masters of business administration.
RISK OVERSIGHT

Investing in general and the operation of exchange-traded funds involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Trust. Risk oversight is addressed as part of various regular Board and Audit Committee activities. The Board reviews reports from, among others, the Investment Adviser, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Trust and the risk management programs of the Investment Adviser and certain service providers. The actual day-to-day risk management with respect to the Trust resides with the Investment Adviser and other service providers to the Trust. The Investment Adviser has a dedicated risk management function that is headed by a chief risk officer. Although the risk management policies of the Investment Adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust or the Investment Adviser, its affiliates or other service providers.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares of the Funds owned by each Trustee.

Information as of December 31, 2012
Name of Non-Interested Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
Sarah N. Garvey	None	None
Philip G. Hubbard	None	None
Eric T. McKissack	None	None

Information as of December 31, 2012
Name of Interested Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
Shundrawn A. Thomas	FlexShares ® Morningstar Global Upstream Natural Resources Index Fund ($10,001 – 50,000)	Over $100,000
FlexShares ® iBoxx 3-Year Target Duration TIPS Index Fund ($1 – 10,000)
FlexShares ® iBoxx 5-Year Target Duration TIPS Index Fund ($1 – 10,000)
FlexShares ® Morningstar US Market Factor Tilt Index Fund ($10,001 – 50,000)

Information as of December 31, 2012
Name of Interested Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
FlexShares ® Morningstar Developed Markets ex-US Factor Tilt Index Fund ($1 – 10,000)
FlexShares ® Morningstar Emerging Markets Factor Tilt Index Fund ($10,001 – 50,000)

[1]	The Family of Investment Companies consists only of the Funds of FlexShares Trust. Messrs. Hubbard and McKissack each have an economic interest in the Trust by virtue of their participation in the Trust’s deferred compensation plan (the “DC Plan”) for its non-interested Trustees. Under the DC Plan, a non-interested Trustee may elect to have his or her deferred compensation treated as if it had been invested by the Trust in shares of the FlexShares Morningstar US Market Factor Tilt Index Fund and/or the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund. The amount paid to the Trustees under the DC Plan will be determined based upon the performance of these investments.

TRUSTEE AND OFFICER COMPENSATION

The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons may be larger than the fees paid to other members of the Trust’s Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry. The Trust does not provide pension or retirement benefits to its Trustees. Each non-interested Trustee is entitled to participate in the Trust’s DC Plan. Under the DC Plan, a non-interested Trustee may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Trust in shares of the FlexShares Morningstar US Market Factor Tilt Index Fund and/or the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund. The amount paid to the Trustees under the DC Plan will be determined based upon the performance of such investments.

The following table sets forth important information with respect to the compensation of each non-interested and interested Trustee of the Trust:

Name of Trustee	Aggregate Compensation from Trust(1)	FlexShares Morningstar US Market Factor Tilt Index Fund(1)	FlexShares Morningstar Global Upstream Natural Resources Index Fund(1)	FlexShares iBoxx 3-Year Target Duration TIPS Index Fund(1)	FlexShares iBoxx 5-Year Target Duration TIPS Index Fund(1)
Non-Interested Trustees:
Sarah N. Garvey	$ 50,000	$ 4,161	$ 15,958	$ 19,379	$ 10,394
Philip G. Hubbard	$ 50,000	$ 4,161	$ 15,958	$ 19,379	$ 10,394
Eric T. McKissack	$ 50,000	$ 4,161	$ 15,958	$ 19,379	$ 10,394
Interested Trustee:
Shundrawn A. Thomas	None	None	None	None	None

Name of Trustee	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund(2)	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund(2)	FlexShares Quality Dividend Index Fund(2)	FlexShares Quality Dividend Dynamic Index Fund(2)
Non-Interested Trustees:
Sarah N. Garvey	$ 39	$ 39	$ 580	$ 580
Philip G. Hubbard	$ 39	$ 39	$ 580	$ 580
Eric T. McKissack	$ 39	$ 39	$ 580	$ 580
Interested Trustee:
Shundrawn A. Thomas	None	None	None	None

Name of Trustee	FlexShares Quality Dividend Defensive Index Fund(2)	FlexShares International Quality Dividend Index Fund(2)	FlexShares International Quality Dividend Dynamic Index Fund(2)	FlexShares International Quality Dividend Defensive Index Fund(2)
Non-Interested Trustees:
Sarah N. Garvey	$ 580	$ 580	$ 580	$ 580
Philip G. Hubbard	$ 580	$ 580	$ 580	$ 580
Eric T. McKissack	$ 580	$ 580	$ 580	$ 580
Interested Trustee:
Shundrawn A. Thomas	None	None	None	None

1The amounts represent the compensation received by the Trustees for the fiscal year ended October 31, 2012. Effective January 1, 2013, the non-interested Trustees receive an annual retainer of $55,000, and the chairs of the Board and each Committee receive an additional annual retainer of $10,000. Ms. Garvey did not defer any compensation during the fiscal year ended October 31, 2012. Mr. Hubbard elected to defer $17,500 of $50,000 total compensation during the fiscal year ended October 31, 2012 and earned $381 in accrued interest from the deferred compensation. Mr. McKissack elected to defer $17,500 of $50,000 total compensation during the fiscal year ended October 31, 2012 and earned $424 in accrued interest from the deferred compensation.
2As of October 31, 2012 the Funds had not completed a full year of operations. Trustee compensation amounts reflect estimated amounts for the fiscal year ending October 31, 2013.
The Trust’ s officers do not receive fees from the Trust for services in such capacities. NTI receives fees from the Trust as Investment Adviser. Messrs. Carberry, Costello, Ewing, Flood, Rein and Thomas and Mses. Chappell, Dzanis and Williams are officers of NTI and/or its affiliates.

Control Persons and Principal Holders of Securities

The Trustees and officers of the Trust collectively owned less than 1% of each Fund’s outstanding shares as of February 1, 2013.
Although the Trust does not have information concerning the beneficial ownership of shares nominally held by Depository Trust Company (“DTC”), as of February 1, 2013, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of each Fund were as follows:
FlexShares® Morningstar Global Upstream Natural Resources Index Fund

Nominee Name/Address	Percentage Ownership
TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	27.08%

Nominee Name/Address	Percentage Ownership
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	26.28%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	11.54%
First Clearing, LLC P.O. Box 50015 Roanoke, VA 24040-5015	9.78%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.20%
FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

Nominee Name/Address	Percentage Ownership
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	37.65%
TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	32.97%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	5.19%
FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund
Nominee Name/Address	Percentage Ownership
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	39.07%
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	13.34%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	12.38%
Raymond James & Associates, Inc. P.O. Box 12749 St. Petersburg, FL 33733-0749	5.31%
FlexShares® Morningstar US Market Factor Tilt Index Fund
Nominee Name/Address	Percentage Ownership
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	38.77%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	25.00%
E*Trade Securities LLC 34 Exchange Place Jersey City, NJ 07311	5.07%

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund
Nominee Name/Address	Percentage Ownership
TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	24.49%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	22.45%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	12.24%
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	12.24%
E*Trade Securities LLC 34 Exchange Place Jersey City, NJ 07311	10.20%
FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund
Nominee Name/Address	Percentage Ownership
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	29.11%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	17.72%
Northern Trust Company. 801 S. Canal Street Chicago, IL 60607	6.33%
E*Trade Securities LLC 34 Exchange Place Jersey City, NJ 07311	5.06%
Knight Capital Group 545 Washington Blvd Jersey City, NJ 07310	5.06%
Vanguard Brokerage Services 455 Devon Park Drive Wayne, PA 19087	5.06%
FlexShares® Quality Dividend Index Fund
Nominee Name/Address	Percentage Ownership
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	25.71%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	17.14%
Northern Trust Company 801 S. Canal Street Chicago, IL 60607	11.43%
E*Trade Securities LLC 34 Exchange Place Jersey City, NJ 07311	8.57%
TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	8.57%

Nominee Name/Address	Percentage Ownership
Knight Capital Group 545 Washington Blvd Jersey City, NJ 07310	5.71%
Scottrade Inc. P.O. Box 31759 Saint Louis, MO 63131	5.71%
FlexShares® Quality Dividend Dynamic Index Fund

Nominee Name/Address	Percentage Ownership
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	29.17%
TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	16.67%
Interactive Brokers LLC 8 Greenwich Office Park Greenwich, CT 06831	12.50%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	8.33%
UBS Securities LLC 480 Washington Blvd Jersey City, NJ 07310	8.33%
Vanguard Brokerage Services 455 Devon Park Drive Wayne, PA 19087	8.33%
FlexShares® Quality Dividend Defensive Index Fund

Nominee Name/Address	Percentage Ownership
First Clearing, LLC. P.O. Box 50015 Roanoke, VA 24040-5015	25.00%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	18.75%
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267-3004	18.75%
UBS Securities LLC 480 Washington Blvd Jersey City, NJ 07310	12.50%
JPMorgan 14201 Dallas Parkway Dallas, TX 75254	6.25%
Merrill Lynch 101 Hudson Street Jersey City, NJ 07302	6.25%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.25%
TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	6.25%
To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, the shareholder may be deemed a “control person” of that Fund for purposes of the 1940 Act.

CODE OF ETHICS
The Trust and its Investment Adviser have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.
INVESTMENT ADVISER
NTI, a subsidiary of The Northern Trust Company (“TNTC”) and an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.
NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.
TNTC is the principal subsidiary of Northern Trust Corporation. TNTC is located at 50 South LaSalle Street, Chicago, Illinois 60603.
TNTC is a member of the Federal Reserve System. Since 1889, TNTC has administered and managed assets for individuals, institutions and corporations. Unless otherwise indicated, NTI and TNTC are referred to collectively in this SAI as “Northern Trust.”

As of December 31, 2012, Northern Trust Corporation, through its affiliates, had assets under investment management of $758.9 billion and assets under custody of $4.8 trillion.

Investment Advisory and Ancillary Services Agreement
Under the Trust’s Investment Advisory and Ancillary Services Agreement with the Investment Adviser for the Funds (the “Advisory Agreement”), the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for each Fund and also provides certain ancillary services.
The Investment Adviser also is responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the FlexShares Trust). In making investment recommendations for the Funds, if any, investment advisory personnel may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds’ accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.
The Advisory Agreement has been approved by the Board of Trustees, including the “non-interested” Trustees and the initial shareholder of each Fund prior to the initial offering of shares of the Fund.
The Advisory Agreement provides that generally in selecting brokers or dealers to place orders for transactions on: (i) common and preferred stocks, the Investment Adviser shall use its best judgment to obtain the best overall terms available; and (ii) on bonds and other fixed-income obligations, the Investment Adviser shall attempt to obtain best net price and execution or, use its best judgment to obtain the best overall terms available.
Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are normally traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will often deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Adviser or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Funds’ commissions may not be used in managing the Funds. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Funds and to such other accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products or services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.
The Investment Adviser and its affiliates also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Investment Adviser must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Investment Adviser will pay for the non-research portion of the mixed-use items with hard dollars.
Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the advisory fees payable to the Investment Adviser by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.
The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Funds’ interests.
On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts of the Investment Adviser, the Advisory Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund or the amount of the securities that are able to be sold for a Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Advisory Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s opinion of the reliability and quality of the broker or dealer.
The Advisory Agreement provides that the Investment Adviser may render similar services to others so long as its services under the Advisory Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses.

Pursuant to the Advisory Agreement, the Investment Adviser is responsible for most of the operating expenses of the Funds, except: (i) its advisory fees payable under the Advisory Agreement; (ii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (iii) interest expenses; (iv) brokerage expenses and other expenses (such as stamp taxes) in connection with the execution of portfolio transactions or in connection with creation and redemption transactions; (v) compensation and expenses of the non-interested trustees; (vi) compensation and expenses of counsel to the non-interested trustees; (vii) tax expenses; and (viii) extraordinary expenses, as determined under generally accepted accounting principles. For its services to each Fund, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NAME OF FUND	INVESTMENT ADVISORY FEE
FlexShares ® Morningstar Global Upstream Natural Resources Index Fund	0.48%
FlexShares ® iBoxx 3-Year Target Duration TIPS Index Fund	0.20%
FlexShares ® iBoxx 5-Year Target Duration TIPS Index Fund	0.20%
FlexShares ® Morningstar US Market Factor Tilt Index Fund	0.27%
FlexShares ® Morningstar Developed Markets ex-US Factor Tilt Index Fund	0.42%
FlexShares ® Morningstar Emerging Markets Factor Tilt Index Fund	0.65%
FlexShares ® Quality Dividend Index Fund	0.37%
FlexShares ® Quality Dividend Dynamic Index Fund	0.37%
FlexShares ® Quality Dividend Defensive Index Fund	0.37%
FlexShares ® International Quality Dividend Index Fund	0.47%
FlexShares ® International Quality Dividend Dynamic Index Fund	0.47%
FlexShares ® International Quality Dividend Defensive Index Fund	0.47%
Unless sooner terminated, the Trust’s Advisory Agreement will continue in effect with respect to a particular Fund until June 30, 2013, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually: (i) by the vote of a majority of the Trustees who are not parties to the agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under “Description of Shares”). The Advisory Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser on 60 days’ written notice. The table below provides the actual aggregate advisory fees paid by each Fund in existence during the fiscal year ended October 31, 2011.

NAME OF FUND	ADVISORY FEES PAID
FlexShares ® Morningstar Global Upstream Natural Resources Index Fund(1)	$ 36,417
FlexShares ® iBoxx 3-Year Target Duration TIPS Index Fund(2)	$ 19,489
FlexShares ® iBoxx 5-Year Target Duration TIPS Index Fund(2)	$ 20,379
FlexShares ® Morningstar US Market Factor Tilt Index Fund(1)	$ 2,045

(1)	The FlexShares® Morningstar US Market Factor Tilt Index Fund and FlexShares Morningstar Global Upstream Natural Resources Index Fund commenced operations on September 16, 2011.
(2)	The FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund commenced operations on September 19, 2011.
The table below provides the actual aggregate advisory fee paid by each Fund in existence during the fiscal year ended October 31, 2012.

NAME OF FUND	ADVISORY FEES PAID
FlexShares ® Morningstar Global Upstream Natural Resources Index Fund	$ 1,493,631
FlexShares ® iBoxx 3-Year Target Duration TIPS Index Fund	$ 575,618
FlexShares ® iBoxx 5-Year Target Duration TIPS Index Fund	$ 418,220
FlexShares ® Morningstar US Market Factor Tilt Index Fund	$ 189,489
FlexShares ® Morningstar Developed Markets ex-US Factor Tilt Index Fund (1)	$ 4,086
FlexShares ® Morningstar Emerging Markets Factor Tilt Index Fund (1)	$ 4,607

(1)	The FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund commenced operations on September 25, 2012.

NTI has contractually agreed to reimburse each Fund the fees and expenses of the non-interested trustees and the legal counsel to the non-interested trustees allocated to such Fund until March 1, 2014. After this date, NTI and a Fund may mutually agree to extend the contractual arrangement. The Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of a Fund and its shareholders. The table below provides the reimbursements made to each Fund in existence during the fiscal year ended October 31, 2011.

NAME OF FUND	EXPENSE REIMBURSEMENTS BY NTI
FlexShares ® Morningstar Global Upstream Natural Resources Index Fund(1)	$ 22,103
FlexShares ® iBoxx 3-Year Target Duration TIPS Index Fund(2)	$ 30,160
FlexShares ® iBoxx 5-Year Target Duration TIPS Index Fund(2)	$ 31,076
FlexShares ® Morningstar US Market Factor Tilt Index Fund(1)	$ 1,661

(1)	The FlexShares® Morningstar US Market Factor Tilt Index Fund and FlexShares Morningstar Global Upstream Natural Resources Index Fund commenced operations on September 16, 2011.
(2)	The FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund commenced operations on September 19, 2011.
The table below provides the reimbursements made to each Fund in existence during the fiscal year ended October 31, 2012.

NAME OF FUND	EXPENSE REIMBURSEMENTS BY NTI
FlexShares ® Morningstar Global Upstream Natural Resources Index Fund	$ 51,067
FlexShares ® iBoxx 3-Year Target Duration TIPS Index Fund	$ 62,012
FlexShares ® iBoxx 5-Year Target Duration TIPS Index Fund	$ 33,262
FlexShares ® Morningstar US Market Factor Tilt Index Fund	$ 13,315
FlexShares ® Morningstar Developed Markets ex-US Factor Tilt Index Fund(1)	$ 124
FlexShares ® Morningstar Emerging Markets Factor Tilt Index Fund(1)	$ 125

(1)	The FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund commenced operations on September 25, 2012.
Under the Advisory Agreement with FlexShares Trust, Northern Trust Corporation agrees that the name “FlexShares” may be used in connection with the Trust’s business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “FlexShares” to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name “FlexShares.”

BROKERAGE TRANSACTIONS

The table below shows the aggregate dollar amount of brokerage commissions paid by each Fund in existence during the fiscal year ended October 31, 2011.

NAME OF FUND	BROKERAGE COMMISSIONS	AMOUNT OF TRANSACTIONS INVOLVED
FlexShares ® Morningstar Global Upstream Natural Resources Index Fund(1)	$ 2,210.39	$ 4,482,381.81
FlexShares ® iBoxx 3-Year Target Duration TIPS Index Fund(2)	$ 0	$ 0
FlexShares ® iBoxx 5-Year Target Duration TIPS Index Fund(2)	$ 0	$ 0
FlexShares ® Morningstar US Market Factor Tilt Index Fund(1)	$ 179.26	$ 399,019.34

(1)	The FlexShares® Morningstar US Market Factor Tilt Index Fund and FlexShares® Morningstar Global Upstream Natural Resources Index Fund commenced operations on September 16, 2011.
(2)	The FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund commenced operations on September 19, 2011.
The table below shows the aggregate dollar amount of brokerage commissions paid by each Fund in existence during the fiscal year ended October 31, 2012.

NAME OF FUND	BROKERAGE COMMISSIONS	AMOUNT OF TRANSACTIONS INVOLVED
FlexShares ® Morningstar Global Upstream Natural Resources Index Fund	$ 26,915.33	$83,588,152.14
FlexShares ® iBoxx 3-Year Target Duration TIPS Index Fund	$ 0	$ 0
FlexShares ® iBoxx 5-Year Target Duration TIPS Index Fund	$ 0	$ 0
FlexShares ® Morningstar US Market Factor Tilt Index Fund	$ 7,350.88	$29,966,138.33
FlexShares ® Morningstar Developed Markets ex-US Factor Tilt Index Fund(1)	$ 1,295.25	$10,261,598.16
FlexShares ® Morningstar Emerging Markets Factor Tilt Index Fund(1)	$ 2,956.58	$10,692,975.63

(1)	The FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund commenced operations on September 25, 2012.
The value of the FlexShares® Morningstar US Market Factor Tilt Index Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) if any portion of such holdings were purchased during the period ended October 31, 2012 are as follows:

Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Bank of New York	E	$ 142
Citigroup Global Markets Inc.	E	$ 528
Goldman Sachs & Co.	E	$ 262
Investment Technology Group, Inc.	E	$ 27
J.P. Morgan Securities, Inc.	E	$ 774
Morgan Stanley & Co., Inc.	E	$ 121
The value of the FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) if any portion of such holdings were purchased during the period ended October 31, 2012 are as follows:

Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Barclays Capital, Inc.	E	$ 26
Credit Suisse Securities (USA) LLC	E	$ 18
Deutsche Bank Securities, Inc.	E	$ 26
HSBC Securities Inc.	E	$ 102
Macquarie Securities Limited	E	$ 8
Nomura Securities International, Inc.	E	$ 9
UBS Securities LLC	E	$ 35
There were no brokerage commissions paid to any affiliated broker or dealer of NTI during the fiscal year ended October 31, 2012.

PORTFOLIO MANAGERS

NAME OF FUND	PORTFOLIO MANAGERS
FlexShares ® Morningstar Global Upstream Natural Resources Index Fund	Chad M. Rakvin, Shaun Murphy and Jordan Dekhayser
FlexShares ® iBoxx 3-Year Target Duration TIPS Index Fund	Daniel J. Personette, Michael R. Chico and Brandon P. Ferguson
FlexShares ® iBoxx 5-Year Target Duration TIPS Index Fund	Daniel J. Personette, Michael R. Chico and Brandon P. Ferguson
FlexShares ® Morningstar US Market Factor Tilt Index Fund	Chad M. Rakvin, Shaun Murphy and Jordan Dekhayser
FlexShares ® Morningstar Developed Markets ex-US Factor Tilt Index Fund	Chad M. Rakvin, Shaun Murphy and Jordan Dekhayser
FlexShares ® Morningstar Emerging Markets Factor Tilt Index Fund	Chad M. Rakvin, Shaun Murphy and Jordan Dekhayser
FlexShares ® Quality Dividend Index Fund	Chad M. Rakvin, Shaun Murphy and Jordan Dekhayser
FlexShares ® Quality Dividend Dynamic Index Fund	Chad M. Rakvin, Shaun Murphy and Jordan Dekhayser
FlexShares ® Quality Dividend Defensive Index Fund	Chad M. Rakvin, Shaun Murphy and Jordan Dekhayser

NAME OF FUND	PORTFOLIO MANAGERS
FlexShares ® International Quality Dividend Index Fund	Chad M. Rakvin, Shaun Murphy and Jordan Dekhayser
FlexShares ® International Quality Dividend Dynamic Index Fund	Chad M. Rakvin, Shaun Murphy and Jordan Dekhayser
FlexShares ® International Quality Dividend Defensive Index Fund	Chad M. Rakvin, Shaun Murphy and Jordan Dekhayser

Accounts Managed by Portfolio Managers

The table below discloses accounts within each type of category listed below for which Chad M. Rakvin was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2012.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares ® Funds:	4	$ 657,836,336	0	$ 0
Other Registered Investment Companies:	29	$ 22,146,597,088	0	$ 0
Other Pooled Investment Vehicles:	55	$ 17,693,232,845	0	$ 0
Other Accounts:	75	$ 34,353,589,968	0	$ 0
The table below discloses accounts within each type of category listed below for which Shaun Murphy was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2012.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares ® Funds:	4	$ 657,836,336	0	$ 0
Other Registered Investment Companies:	9	$ 5,500,667,860	0	$ 0
Other Pooled Investment Vehicles:	23	$ 25,011,156,283	0	$ 0
Other Accounts:	22	$ 11,506,485,950	0	$ 0
The table below discloses accounts within each type of category listed below for which Jordan Dekhayser was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2012.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares ® Funds:	4	$ 657,836,336	0	$ 0
Other Registered Investment Companies:	6	$ 2,052,163,664	0	$ 0
Other Pooled Investment Vehicles:	29	$ 10,850,000,000	0	$ 0
Other Accounts:	31	$ 4,430,000,000	0	$ 0

The table below discloses accounts within each type of category listed below for which Daniel J. Personette was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2012.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares ® Funds:	2	$ 823,492,391	0	$ 0
Other Registered Investment Companies:	2	$ 349,887,028	0	$ 0
Other Pooled Investment Vehicles:	3	$ 3,960,000,000	0	$ 0
Other Accounts:	15	$ 20,210,000,000	0	$ 0
The table below discloses accounts within each type of category listed below for which Michael R. Chico was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2012.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares ® Funds:	2	$ 823,492,391	0	$ 0
Other Registered Investment Companies:	0	$ 0	0	$ 0
Other Pooled Investment Vehicles:	12	$ 14,065,526,549	0	$ 0
Other Accounts:	0	$ 0	0	$ 0
The table below discloses accounts within each type of category listed below for which Brandon P. Ferguson was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2012.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares Funds:	2	$ 823,492,391	0	$ 0
Other Registered Investment Companies:	1	$ 140,147,294	0	$ 0
Other Pooled Investment Vehicles:	3	$ 2,014,795,112	0	$ 0
Other Accounts:	6	$ 3,275,408,713	0	$ 0

Material Conflicts of Interest

The Investment Adviser’s portfolio managers are often responsible for managing one or more FlexShares Funds, as well as other accounts, including mutual funds, separate accounts and other pooled investment vehicles. A Fund’s manager may manage a mutual fund, separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with the Investment Adviser than the Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, due to varying investment restrictions among accounts and for other reasons, that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Trust have adopted policies limiting the circumstances under which cross-trades may be effected between the Funds and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies.
The Investment Adviser will give advice to and make investment decisions for the Trust as it believes is in the fiduciary interest of the Trust. Advice given to the Trust or investment decisions made for the Trust may differ from, and may conflict with, advice given or investment decisions made for the Investment Adviser or its affiliates or other funds or accounts managed by the Investment Adviser or its affiliates. For example, other funds or accounts managed by the Investment Adviser may sell short securities of an issuer in which the Trust has taken, or will take, a long position in the same securities. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Trust and such increase in price would be to the Trust’s detriment. Conflicts may also arise because portfolio decisions regarding the Trust may benefit the Investment Adviser or its affiliates or another account or fund managed by the Investment Adviser or its affiliates. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by (and therefore benefit) another account or fund managed by the Investment Adviser or its affiliates, and the purchase of a security or covering a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) another account or fund managed by the Investment Adviser or its affiliates. Actions taken with respect to the Investment Adviser and its affiliates’ other funds or accounts managed by them may adversely impact the Funds, and actions taken by the Funds may benefit the Investment Adviser or its affiliates or its other funds or accounts.
To the extent permitted by applicable law, the Investment Adviser may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds. These payments may be made out of the Investment Adviser’s assets, or amounts payable to the Investment Adviser rather than as a separately identifiable charge to the Funds. These payments may compensate Intermediaries for, among other things: marketing the Funds; access to the Intermediaries’

registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or, administrative services.
Portfolio Manager Compensation Structure
The compensation for the portfolio managers of the Funds is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the Funds or the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for Fund accounts and other types of accounts.
Disclosure of Securities Ownership
As of October 31, 2012, no Fund’s portfolio manager owned shares of the Fund.
PROXY VOTING
The Trust has delegated the voting of portfolio securities to its Investment Adviser. The Investment Adviser has adopted proxy voting policies and procedures applicable to Northern Trust Corporation and its affiliates (the “ Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.
A Proxy Committee comprised of senior investment and compliance officers of the Investment Adviser has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Adviser has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee will apply the Proxy Guidelines as discussed below to any such recommendation.
The Proxy Guidelines provide that the Investment Adviser will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that the Investment Adviser will generally vote in favor of proposals to:
•	Repeal existing classified boards and elect directors on an annual basis;
•	Adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);
•	Lower supermajority shareholder vote requirements for charter and bylaw amendments;
•	Lower supermajority shareholder vote requirements for mergers and other business combinations;
•	Increase common share authorizations for a stock split;
•	Implement a reverse stock split;
•	Approve an ESOP (employee stock ownership plan) or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans; and
•	Adopt certain social and environmental issues regarding discrimination, disclosures of environmental impact and corporate sustainability, when appropriate.
The Proxy Guidelines also provide that the Investment Adviser will generally vote against proposals to:
•	Classify the board of directors;
•	Require that poison pill plans be submitted for shareholder ratification;

•	Adopt dual class exchange offers or dual class recapitalizations;
•	Require a supermajority shareholder vote to approve mergers and other significant business combinations;
•	Require a supermajority shareholder vote to approve charter and bylaw amendments; and
•	Adopt certain social and environmental proposals deemed unwarranted by the company’s board of directors.
In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company’s state of incorporation and an increase in authorized common stock.
Except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interest of the Fund. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.
The Investment Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, the Investment Adviser may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, the Investment Adviser may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Investment Adviser may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which the Investment Adviser has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. The Investment Adviser seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including without limitation the following: (i) voting in accordance with the Proxy Guidelines based recommendation of the Service Firm; (ii) voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; (iii) voting pursuant to client direction by seeking instructions from the Board of Trustees; (iv) or by voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which the Investment Adviser does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.
The Investment Adviser may choose not to vote proxies in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at the Investment Adviser who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.
This summary of the Trust’s Proxy Voting Policies and Proxy Guidelines is also posted in the resources section of the Trust’s website. You may also obtain, upon request and without charge, a paper copy of the Trust’s Proxy Voting Policies and Proxy Guidelines or a Statement of Additional Information by calling 1-855-FLEXETF (1-855-353-9383).

Information regarding how the Funds voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be made available, without charge, upon request, by contacting the Investment Adviser or by visiting the SEC’s website at www.sec.gov.

ADMINISTRATOR

JPMorgan Chase Bank, N.A. (the “Administrator”), One Beacon Street, Boston, Massachusetts 02108, acts as Administrator for the Funds under a Fund Servicing Agreement with the Trust. Subject to the general supervision of the Trust’s Board of Trustees, the Administrator provides supervision of all aspects of the Trust’s non-investment advisory operations and performs various administration, compliance, accounting and regulatory services, including but not limited to: (i) providing office facilities and furnishing corporate officers for the Trust; (ii) coordination, preparation and review of financial statements; (iii) monitoring compliance with federal tax and securities laws; (iv) performing certain functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust’s bills, preparing monthly reconciliation of the Trust’s expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (v) maintaining the Trust books and records in accordance with applicable statutes, rules and regulations; (vi) preparing post-effective amendments to the Trust’s registration statement; (vii) calculating each Fund’s NAV; (viii) accounting for dividends and interest received and distributions made by the Trust; and (ix) preparing and filing the Trust’s federal and state tax returns (other than those required to be filed by the Trust’s Custodian and Transfer Agent) and providing shareholder tax information to the Trust’s Transfer Agent.

Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Administrator is entitled to asset-based fees in the amount of .015% of assets under management for accounting services and .025% of assets under management for administration services, subject to a certain minimum fee. The initial term of the Administration Agreement is three years. The Administration Agreement will renew each year following the initial term, unless at least sixty days notice is given prior to the end of a term. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the fees of the Administrator.
DISTRIBUTOR
Foreside Fund Services, LLC (“Foreside” or the “Distributor”), a Delaware limited liability company, serves as the distributor of Creation Units for the Funds on an agency basis. The Trust has entered into a Distribution Agreement under which Foreside, as agent, receives orders from Authorized Participants to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Trust’s Custodian and Transfer Agent. The Distributor’s principal address is 3 Canal Plaza, Portland, Maine 04101. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “ 1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”). Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units Aggregations.” The Distributor also acts as an agent for the Trust for those activities described within the Distribution Agreement. The Distributor will deliver a prospectus to Authorized Participants purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it to Authorized Participants. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. No compensation is payable by the Trust to Foreside for such distribution services. However, the Investment Adviser has entered into an agreement with Foreside under which it makes payments to Foreside in consideration for its services under the Distribution Agreement. The payments made by the Investment Adviser to Foreside do not represent an additional expense to the Trust or its shareholders.
DISTRIBUTION AND SERVICE PLAN
As stated in the Funds’ Prospectus, the Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 with respect to shares of the Funds. However, no 12b-1 fee is currently charged to the Funds, and the Funds do not expect to pay any 12b-1 fees during the current and next fiscal years. Pursuant to the Plan, the Funds may enter into agreements from time to time with financial intermediaries providing for support and/or distribution services to customers of the financial intermediaries who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay financial intermediaries up to 0.25% (on an annualized basis) of the average daily NAV of the shares beneficially owned by their customers. Distribution services may include: (i) services in connection with distribution assistance; or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers and mutual fund “supermarkets,” as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.
Any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding shares of the Fund. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such Non-Interested Trustees.

TRANSFER AGENT

Under its Agency Services Agreement with the Trust, JPMorgan Chase Bank, N.A. (“Transfer Agent”) as Transfer Agent has undertaken to perform some or all of the following services: (i) perform and facilitate the performance of purchases and redemptions of Creation Units; (ii) prepare and transmit payments for dividends and distributions; (iii) record the issuance of shares and maintain records of the number of authorized shares; (iv) prepare and transmit information regarding purchases and redemptions of shares; (v) communicate information regarding purchases and redemptions of shares and other relevant information to appropriate parties; (vi) maintain required books and records; and (vii) perform other customary services of a transfer agent and dividend disbursing agent for an ETF (exchange traded fund).

As compensation for the services rendered by the Transfer Agent under the Agency Services Agreement the Transfer Agent is entitled to reasonable out-of-pocket or incidental expenses as provided under the Agency Services Agreement. The initial term of the Agency Services Agreement is three years. The Agency Services Agreement will renew each year following the initial term, unless at least sixty days notice is given prior to the end of a term. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the expenses of the Transfer Agent.
CUSTODIAN

Under its Global Custody Agreement with the Trust, JPMorgan Chase Bank, N.A. (the “Custodian”): (i) holds each Fund’s cash and securities; (ii) maintains such cash and securities in separate accounts in the name of each Fund; (iii) receives, delivers and releases securities on behalf of each Fund; (iv) collects and receives all income, principal and other payments in respect of each Fund’s investments held by the Custodian; and (v) maintains a statement of account for each account of the Trust. The Custodian may employ one or more sub-custodians, provided that the Custodian shall be liable for direct losses due to the sub-custodian’s insolvency or the sub-custodian’s failure to use reasonable care, fraud or willful default in the provision of its services. The Custodian will enter into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Funds’ foreign securities.

As compensation for the services rendered under the Global Custody Agreement with respect to the Trust by the Custodian to each Fund, the Custodian is entitled to fees and reasonable out-of-pocket expenses. The initial term of the Global Custody Agreement is three years. The Global Custody Agreement will renew each year following the initial term, unless at least sixty days notice is given prior to the end of a term. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the fees and expenses of the Custodian.
DESCRIPTION OF SHARES
The Declaration of Trust of the Trust (the “Declaration”) permits the Trust’s Board of Trustees to cause the Trust to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may create additional series and each series may be divided into classes.
Under the terms of the Declaration, each share of each Fund has a par value of $0.0001, and represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the assets belonging to the Fund as are authorized by the Trustees and declared by the Trust. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “Shareholder Information” in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days: (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC; (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets; or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust. The Declaration permits the Board to alter the number of shares constituting a Creation Unit or to specify that shares of beneficial interest of the Trust may be individually redeemable. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.
Following the creation of the initial Creation Unit Aggregation(s) of a Fund and immediately prior to the commencement of trading in such Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Funds normally are allocated in proportion to the NAV of the respective Funds except where allocations of direct expenses can otherwise be fairly made.
Each Fund and other Funds of the Trust entitled to vote on a matter will vote in the aggregate and not by Fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular Fund or Funds.
Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.
The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees or upon the written request of holders of at least a majority of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration and such other matters as the Trustees may determine or may be required by law.
The Declaration authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “ master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.
The Declaration also authorizes the Trustees, in connection with the termination or other reorganization of the Trust or any series or class by way of merger, consolidation, the sale of all or substantially all of the assets, or otherwise, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such termination or reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.
The Declaration permits the Trustees to amend the Declaration without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders specified in the Declaration; (ii) that is required by law to be approved by shareholders; (iii) to the amendment section of the Declaration; or (iv) that the Trustees determine to submit to shareholders.
The Declaration permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.
Under the Maryland Statutory Trust Act (the “Maryland Act”), shareholders are not personally liable for obligations of the Trust. The Maryland Act entitles shareholders of the Trust to the same limitation of liability as is available to stockholders of corporations incorporated in the State of Maryland. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Maryland law and may subject the shareholders to liability. To offset this risk, the Declaration: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees; and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Maryland law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.
The Declaration provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. Additionally, subject to applicable federal law, no person who is or who has been a Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages except for liability resulting from: (a) actual receipt of an improper benefit or profit in money, property or services; or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. However, nothing in the Declaration protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration requires indemnification of Trustees and officers of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
The Declaration provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Declaration and the Bylaws of the Trust.
The Declaration provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Declaration also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.
The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Declaration with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class.
The term “ majority of the outstanding shares” of either the Trust or a particular Fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of: (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, Officers and Trustees of a Fund and beneficial owners of 10% of the shares of a Fund (“Insiders” ) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

BOOK-ENTRY ONLY SYSTEM
The following information supplements and should be read in conjunction with the Shareholder Information section in the Prospectus.
The Depository Trust Company (“DTC”) acts as Securities Depository for the Shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is a subsidiary of the Depository Trust and Clearing Corporation (“DTCC”), which is owned by its member firms including international broker/dealers, correspondent and clearing banks, mutual fund companies and investment banks. Access to the DTC system is also available to others such as banks, brokers, dealers and Trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.
Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares of the Funds, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Listing Exchange on which shares are listed.
PURCHASE AND REDEMPTION OF CREATION UNIT AGGREGATIONS
CREATION UNIT AGGREGATIONS
The Trust issues and sells shares of each Fund only in Creation Unit Aggregations. The Board of Trustees reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund of the Trust, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board of Trustees.
PURCHASE AND ISSUANCE OF CREATION UNIT AGGREGATIONS
General. The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. A “Business Day” with respect to each Fund is any day on which the Listing Exchange is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio Deposit. Unless cash purchases are specified for a Fund, the consideration for purchase of a Creation Unit of shares of a Fund generally consists of the in-kind deposit of a designated portfolio of securities and other instruments (the “Deposit Securities”) generally corresponding pro rata (except in certain circumstances) to the Fund’s portfolio positions and an amount of cash computed as described below (the “Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for shares of a Fund. The Cash Component is an amount equal to the Balancing Amount (as defined below). The “Balancing Amount” is an amount equal to the difference between (x) the NAV (per Creation Unit) of the Fund and (y) the “Deposit Amount” which is the market value (per Creation Unit) of the securities deposited with the Trust. The Balancing Amount serves the function of compensating for any differences between the NAV per Creation Unit and the Deposit Amount. If the Balancing Amount is a positive number (i.e., the net asset value per Creation Unit is more than the Deposit Amount), the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Balancing Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant that purchased the Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.
NTI makes available through the National Securities Clearing Corporation (“NSCC”) on each Business Day, prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required quantity of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced Portfolio Deposit composition is made available.
The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by NTI with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant Underlying Index. The adjustments will reflect changes, known to NTI on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the relevant Fund’s Underlying Index, or resulting from stock splits and other corporate actions.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (that is a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC, the Clearing Process (discussed below), the Federal Reserve System for U.S. Treasury Securities (discussed below) or for other similar reasons. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations.
On a given Business Day, the Trust may require all Authorized Participants purchasing Creation Units on that day to deposit an amount of cash (that is a “cash in lieu” amount) to replace any Deposit Security that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below) or, in the case of a non-U.S. Deposit Security, the security or instrument is not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances. The Trust also reserves the right to permit a “cash in lieu” to replace any Deposit Security which may not be available in sufficient quantity or which may not be eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting. The Trust may in its discretion require an Authorized Participant to purchase Creation Units of a Fund in cash, rather than in-kind. On a given Business Day, the Trust may announce before the open of trading that all purchases of Creation Units of a Fund on that day will be made entirely in cash or, upon receiving a purchase order for Creation Units of a Fund from an Authorized Participant, the Trust may determine to require that purchase to be made entirely in cash.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding Creation Unit of each Fund, will be made available.
Procedures For Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of a Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Except as described below, all creation orders must be placed for one or more Creation Units and, whether through a Participating Party or a DTC Participant, must be received by the Distributor in proper form no later than the closing time of the regular trading session of the Listing Exchange (“Closing Time”) (normally 4:00 p.m., Eastern time) on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date. The FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund are hereinafter referred to as the “Foreign Funds.” All other Funds discussed in this SAI are hereinafter referred to as “Domestic Funds.” The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers have executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities. Investors placing orders for Creation Units of Domestic Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units of Domestic Funds that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Investors placing orders for Creation Units of a Foreign Fund should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the applicable Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

Placement of Creation Orders For Domestic Funds Using The Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent (also known as the Index Receipt Agent) to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.
Placement of Creation Orders For Domestic Funds Not Using The Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities (other than U.S. government securities) directly through DTC, or through a transfer of U.S. government securities and cash directly through the Federal Reserve System. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern time, on the “Settlement Date.” The Settlement Date is typically the third Business Day following the Transmittal Date, except that the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund will generally settle transactions on a T+1 basis. In certain cases Authorized Participants will create and redeem Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding.
The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the Settlement Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 2:00 p.m., Eastern time on the Settlement Date, such order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the Settlement Date. Creation Units of Domestic Funds may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of: (i) the Cash Component; plus (ii) at least 110%, which NTI may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities.
If an Authorized Participant determines to post an additional cash deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with the Custodian the appropriate amount of federal funds by 2:00 p.m., Eastern time, on the date of requested settlement. If the Authorized Participant does not place its purchase order by the closing time or the Custodian does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for any resulting losses. An additional amount of cash shall be required to be deposited with Custodian, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 110%, which NTI may change from time to time, of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 2:00 p.m., Eastern time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Placement of Creation Orders For Foreign Funds. For the Foreign Funds, NTI shall cause the sub-custodians of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or the applicable Listing Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.
Acceptance of Purchase Order. Subject to the conditions that: (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf); and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and NTI) to reject any order until acceptance.
Once the Trust has accepted an order, upon next determination of the NAV of the shares, the Trust will confirm the issuance of a Creation Unit of the Fund, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
The Trust reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor in respect of any Fund if: (a) the purchase order is not in proper form; (b) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (c) the Deposit Securities delivered are not as specified by NTI as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust or NTI, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor, Transfer Agent, Custodian, a sub-custodian or NTI make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems; fires, floods or extreme weather conditions; power outages resulting in telephone, telecopy or computer failures; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, NTI, Transfer Agent, Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or Authorized Participant acting behalf of such creator of its rejection of the purchase order. The Trust, Transfer Agent, Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust reserves the right, in its sole discretion, to suspend the offering of Shares of a Fund or to reject purchase orders when, in its judgment, such suspension or rejection would be in the best interests of the Trust or the Fund.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit of shares of a Fund will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component, or transfer of cash, as applicable, have been completed. With respect to any non-U.S. Deposit Securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the applicable local sub-custodian or sub-custodians, the Distributor and the Investment Adviser shall be notified of such delivery, and the Trust will issue, and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (that is three Business Days after trade date) except the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund will generally settle on a T+1 basis. However, as discussed in Appendix A, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 110%, which NTI may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. Dollars. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust’ s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Cash Purchase Method. When cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. For the cash purchase portion, the investor must pay the cash equivalent of the designated subset of Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units are described below.
Purchase Transaction Fee. Purchasers of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors who use the services of a broker, or other such intermediary, may be charged a fee for such services. A fixed purchase transaction fee payable to the Trust is imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance of Creation Units. The standard purchase transaction fee will be the same regardless of the number of Creation Units purchased by the purchaser on the same day. The Authorized Participant may also be required to pay an additional variable charge to compensate the Fund for certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from cash purchases of Creation Units (up to the maximum amount shown below). Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser also will be assessed an additional variable transaction charge (up to the maximum amount shown below). To the extent the Fund cannot recoup the amount of transaction costs incurred in connection with a purchase, those transaction costs will be borne by the Fund’s shareholders and negatively affect the Fund’s performance. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time.
NAME OF FUND	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchase*
FlexShares Morningstar US Market Factor Tilt Index Fund	$ 1,500	3.00%
FlexShares Morningstar Global Upstream Natural Resources Index Fund	$ 1,500	3.00%
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$ 0	3.00%
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	$ 0	3.00%
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$ 20,000	3.00%

NAME OF FUND	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchase*
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$ 25,000	3.00%
FlexShares Quality Dividend Index Fund	$ 1,000	3.00%
FlexShares Quality Dividend Dynamic Index Fund	$ 1,000	3.00%
FlexShares Quality Dividend Defensive Index Fund	$ 1,000	3.00%
FlexShares International Quality Dividend Index Fund	$ 5,000	3.00%
FlexShares International Quality Dividend Dynamic Index Fund	$ 5,000	3.00%
FlexShares International Quality Dividend Defensive Index Fund	$ 5,000	3.00%

*	As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units. Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Distributor and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market, but must accumulate enough Fund shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.
With respect to each Fund, NTI makes available through the NSCC prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by NTI through the NSCC on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below (“Cash Redemption Amount”). The redemption transaction fee described below is deducted from such redemption proceeds. In the event that the Fund Securities have a value greater than the NAV of the Fund shares, a compensating cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

On a given Business Day, the Trust may require all Authorized Participants purchasing Creation Units on that day to receive an amount of cash (that is a “cash in lieu” amount) to replace any Fund Security that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed above) or, in the case of a non-U.S. Fund Security, the security or instrument is not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances. The Trust also reserves the right to permit a “cash in lieu” to replace any Fund Security which may not be eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting or if a shareholder would be subject to unfavorable income tax treatment if the shareholder received redemption proceeds in kind. On a given Business Day, the Trust may announce before the open of trading that all redemptions of Creation Units of a Fund on that day will be made entirely in cash or, upon receiving a redemption order for Creation Units of the Fund from an Authorized Participant, the Trust may determine to require that redemption to be made entirely in cash.
When cash redemptions of Creation Units are specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. The investor will receive the cash equivalent of the designated Fund Securities it would otherwise have received through an in-kind redemption, plus the same Cash Redemption Amount required to be paid to an in-kind redeemer. In addition, to offset the Trust’s brokerage and other transaction costs associated with a cash redemption, the investor will be required to pay a fixed redemption transaction fee, plus an additional variable charge for cash redemptions, which is expressed as a percentage of the value per Creation Unit. The transaction fees for in-kind and cash redemptions of Creation Units are described below.

Investors will bear the costs of transferring the Fund Securities from the Trust to their account on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. A fixed redemption transaction fee payable to the Trust also is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The Authorized Participant may also be required to pay a variable transaction fee to compensate the relevant Fund for certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from cash redemptions of Creation Units (up to the maximum amount shown below). Where the Trust requires or permits an in-kind redeemer to substitute cash in lieu of receiving a portion of the Deposit Securities, the redeemer also will be assessed an additional variable transaction charge (up to the maximum amount shown below). To the extent the Fund cannot recoup the amount of transaction costs incurred in connection with a redemption, those transaction costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below.

NAME OF FUND	Fee for In-Kind and Cash Redemptions	Maximum Additional Variable Charge for Cash Redemption*
FlexShares Morningstar US Market Factor Tilt Index Fund	$ 1,500	2.00%
FlexShares Morningstar Global Upstream Natural Resources Index Fund	$ 1,500	2.00%
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$ 0	2.00%
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	$ 0	2.00%
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$ 20,000	2.00%
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$ 25,000	2.00%
FlexShares Quality Dividend Index Fund	$ 1,000	2.00%
FlexShares Quality Dividend Dynamic Index Fund	$ 1,000	2.00%
FlexShares Quality Dividend Defensive Index Fund	$ 1,000	2.00%
FlexShares International Quality Dividend Index Fund	$ 5,000	2.00%
FlexShares International Quality Dividend Dynamic Index Fund	$ 5,000	2.00%
FlexShares International Quality Dividend Defensive Index Fund	$ 5,000	2.00%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard transaction fee.
Placement of Redemption Orders For Domestic Funds Using The Clearing Process. Orders to redeem Creation Units of Domestic Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after the Closing Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders For Domestic Funds Outside The Clearing Process. Orders to redeem Creation Units of Domestic Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order in good form to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal

Date if: (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Transfer Agent no later than 10:00 a.m., Eastern time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are generally expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. Each of the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund reserves the right to settle transactions on a basis other than T+3. In certain cases Authorized Participants will redeem and create Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.
Placement of Redemption Orders For Foreign Funds. Orders to redeem Creation Units must be delivered through an Authorized Participant. An order in good form to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (i) a request in satisfactory form to the Trust is received by the Transfer Agent not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Transfer Agent no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for a Foreign Fund may take longer than three Business Days after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See Appendix A for a list of local holidays in the non-U.S. countries relevant to the Foreign Funds.
Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
In connection with taking delivery of shares of non-U.S. Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
To the extent permitted by an Authorized Participant’s agreement with the Distributor, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Units of shares to be redeemed to the Transfer Agent, at or prior to 10:00 a.m., Eastern time, on the Listing Exchange business day after the date of submission of such redemption request, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value at least equal to 110%, which NTI may change from time to time. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. dollars. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Participant Agreement may permit the Trust to purchase the missing shares or acquire the portfolio securities and the Cash Component underlying such shares at any time and subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, portfolio securities or Cash Component and the cash collateral.
The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Trust according to the procedures set forth under “Determination of Net Asset Value” in the Funds’ Prospectus and “Net Asset Value” below computed on the Business Day on which a redemption order is deemed received in good form by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to Transfer Agent prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by Trust on such Transmittal Date. If, however, a redemption order is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time on the Transmittal Date but either: (i) the requisite number of shares of the relevant

Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date; or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to the Transfer Agent by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.
If it is not possible to effect deliveries of the portfolio securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of portfolio securities of the Fund).
Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular securities included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the portfolio securities of a Foreign Fund may trade on the relevant exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

TAXES
The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.
The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.
Federal - General Information
Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.
First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which: (a) the Fund has not invested more than 5% of the value of its total assets in securities of the issuer; and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund’s total assets may be invested in the securities of: (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies); (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses; or (3) one or more qualified publicly traded partnerships.
Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.
Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions attributable to tax-exempt income) to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.
The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) by the end of each calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

Each Fund intends to distribute annually to their shareholders substantially all of their investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, such Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who, in such case, (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount; (b) will be entitled to credit their proportionate shares of the tax paid by such Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any; and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the amount of undistributed capital gains included in the shareholder’s income reduced by their proportionate share of the taxes paid. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by such Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service.

Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, regardless of how long a shareholder has held shares of such Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.
If an individual trust or estate receives a regular dividend or qualified dividends qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend: (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period; or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of such Fund, and as a capital gain thereafter (if the shareholder holds his shares of such Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in such Fund’s gross income not as of the date received but as of the later of: (a) the date such stock became ex-dividend with respect to such dividends (that is, the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends); or (b) the date such Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
BACK-UP WITHHOLDING
In certain cases, a Fund will be required to withhold at the applicable withholding rate, currently 28%, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).
SECTIONS 351 AND 362
The Trust on behalf of each Fund has the right to reject an order for a purchase of shares of a Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, such Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
QUALIFIED DIVIDEND INCOME

Distributions by each Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 20% to the extent each Fund receives qualified dividend income on the securities it holds and such Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (and each Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder); (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by each Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of each Fund’s net capital gains will be taxable as long-term capital gains.

CORPORATE DIVIDENDS RECEIVED DEDUCTION
A Fund’s dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.
NET CAPITAL LOSS CARRYFORWARDS

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, a Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. The Funds have no pre-enactment loss carry forwards since the Funds commenced operations after the effective date of the Act. Post-enactment capital loss carry forwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous law.
As of October 31, 2012, the following Funds had available post-enactment capital loss carry forwards as set forth below:

Fund	Short-Term	Long-Term	Total
FlexShares ® Morningstar Global Upstream Natural Resources Index Fund	$ 1,123,690	$ -	$ 1,123,690
FlexShares ® Morningstar US Market Factor Tilt Index Fund	$ 83,253	$ -	$ 83,253
FlexShares ® Morningstar Developed Markets ex-US Factor Tilt Index Fund	$ 7,719	$ 1,534	$ 9,253
FlexShares ® Morningstar Emerging Markets Factor Tilt Index Fund	$ 4,661	$ 1,282	$ 5,943

EXCESS INCLUSION INCOME
Certain types of income received by a Fund from real estate investment Trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause a Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may: (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) as UBTI cause a charitable remainder Trust to be subject to a 100% excise tax on its UBTI; (3) not be offset against net operating losses for tax purposes; (4) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (5) cause a Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.
Taxation of INCOME FROM Certain Financial Instruments, REITS AND PFICs
The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund including the effect of fluctuations in the value of foreign currencies, and investments in REITS and passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring such Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.
In addition, in the case of any shares of a PFIC in which a Fund invests, such Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if such Fund fails to make an election to recognize income annually during the period of its ownership of the shares.
SALES OF SHARES

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Except as provided below, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.
OTHER TAXES
Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

TAXATION OF NON-U.S. SHAREHOLDERS
Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. For taxable years of a Fund beginning before December 31, 2013, certain interest related dividends and short term capital gain dividends as designated by the Fund are not subject to this 30% withholding tax if the shareholder provides a properly completed Form W-8BEN. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.
For foreign shareholders of a Fund a distribution attributable to such Fund’s sale of a real estate investment Trust or other U.S. real property holding company may be treated as real property gain subject to 35% withholding tax if 50% or more of the value of such Fund’s assets are invested in real estate investment trusts and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. A distribution from a Fund will be treated as attributable to a U.S. real property interest if such distribution is attributable to a distribution received by such Fund from a real estate investment trust. Restrictions apply regarding wash sales and substitute payment transactions.
REPORTING
If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder may be required to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this Statement of Additional Information. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
NET ASSET VALUE
Net asset value is determined as indicated under “Determination of Net Asset Value” in the Funds’ Prospectus.
The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close early, the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund reserve the right to close at or prior to the SIFMA recommended closing time and credit will be given on the next business day. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff. The Trust reserves the right to reprocess purchase and redemption transactions that were processed at a NAV other than the Fund’s official closing NAV. For instance, if a pricing error is discovered that impacts a Fund’s NAV, the corrected NAV would be the official closing NAV and the erroneous NAV would be a NAV other than the Fund’s official closing NAV. Those transactions that were processed using the erroneous

NAV may then be reprocessed using the official closing NAV.
DIVIDENDS AND DISTRIBUTIONS
GENERAL POLICIES
Dividends from net investment income, including any net foreign currency gains, are declared and paid at least annually (except for the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund which generally declare and pay any dividends monthly and the FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund, which generally declare and pay any dividends quarterly) and any net realized securities gains, if any, generally are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for certain Funds. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.
DIVIDEND REINVESTMENT SERVICE
No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market.
OTHER INFORMATION
COUNSEL
Drinker Biddle & Reath LLP, with offices at One Logan Square, Ste. 2000, Philadelphia, PA 19103-6996, is counsel to the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois 60606-4301, serves as the independent registered public accounting firm of the Trust, audits the Funds’ financial statements and may perform other services.
ADDITIONAL INFORMATION
The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the Trust’s Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.
Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The audited financial statements of the FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares Morningstar Emerging Markets Factor Tilt Index Fund and related report of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the annual report to the Funds’ shareholders for the fiscal year or period ended October 31, 2012 (the “ Annual Report”) are hereby incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. Copies of the Trust’s Annual Report may be obtained upon request and without charge, by writing to FlexShares ETFs, c/o Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, ME 04101 or by calling 1-855-FLEXETF (1-855-353-9383).

APPENDIX A

Each Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus three business days (except that the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund will generally settle transactions on a T plus one business day basis). Each Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T plus three in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three business days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, may require a delivery process longer than seven calendar days for the FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and FlexShares International Quality Dividend Defensive Index Fund in certain circumstances. The holidays applicable to these Funds through December 31, 2014 are listed below, as are instances where more than seven days may be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.
Regular Holidays through December 31, 2013.
Australia
January 1, 2013	April 1, 2013	August 5, 2013	December 26, 2013
January 28, 2013	April 25, 2013	October 7, 2013
March 29, 2013	June 10, 2013	December 25, 2013
Austria
January 1, 2013	April 1, 2013	December 25, 2013
March 29, 2013	May 1, 2013	December 26, 2013
Belgium
January 1, 2013	April 1, 2013	December 25, 2013
March 29, 2013	May 1, 2013	December 26, 2013
Brazil
January 1, 2013	March 29, 2013	November 15, 2013
February 11, 2013	May 1, 2013	December 25, 2013
February 12, 2013	May 30, 2013
Canada
January 1, 2013	May 20, 2013	September 2, 2013	December 25, 2013

-A- 1

February 18, 2013	July 1, 2013	October 14, 2013	December 26, 2013
March 29, 2013	August 5, 2013	November 11, 2013
Chilé
January 1, 2013	July 16, 2013	September 20, 2013	December 31, 2013
March 29, 2013	August 15, 2013	October 31, 2013
May 1, 2013	September 18, 2013	November 1, 2013
May 21, 2013	September 19, 2013	December 25, 2013
China
January 1, 2013	February 14, 2013	May 1, 2013	October 1, 2013
January 2, 2013	February 15, 2013	June 10, 2013	October 2, 2013
January 3, 2013	April 4, 2013	June 11, 2013	October 3, 2013
February 11, 2013	April 5, 2013	June 12, 2013	October 4, 2013
February 12, 2013	April 29, 2013	September 19, 2013	October 7, 2013
February 13, 2013	April 30, 2013	September 20, 2013
Colombia
January 1, 2013	May 1, 2013	August 7, 2013	December 25, 2013
January 7, 2013	May 13, 2013	August 19, 2013
March 25, 2013	June 3, 2013	October 14, 2013
March 28, 2013	June 10, 2013	November 4, 2013
March 29, 2013	July 1, 2013	November 11, 2013
The Czech Republic
January 1, 2013	May 8, 2013	December 24, 2013
April 1, 2013	July 5, 2013	December 25, 2013
May 1, 2013	October 28, 2013	December 26, 2013

Denmark
January 1, 2013	April 26, 2013	June 5, 2013	December 31, 2013
March 28, 2013	May 9, 2013	December 24, 2013
March 29, 2013	May 10, 2013	December 25, 2013
April 1, 2013	May 20, 2013	December 26, 2013
Egypt
January 1, 2013	May 1, 2013	August 9, 2013	November 5, 2013
January 7, 2013	May 6, 2013	October 14, 2013

-A- 2

January 24, 2013	July 1, 2013	October 15, 2013
January 25, 2013	July 23, 2013	October 16, 2013
April 25, 2013	August 8, 2013	October 17, 2013
The Egyptian market is closed every Friday.
Finland
January 1, 2013	May 1, 2013	December 6, 2013	December 26, 2013
March 29, 2013	May 9, 2013	December 24, 2013
April 1, 2013	June 21, 2013	December 25, 2013
France
January 1, 2013	April 1, 2013	December 25, 2013
March 29, 2013	May 1, 2013	December 26, 2013
Germany
January 1, 2013	April 1, 2013	December 25, 2013
March 29, 2013	May 1, 2013	December 26, 2013
Greece
January 1, 2013	April 1, 2013	June 24, 2013	December 25, 2013
March 18, 2013	May 1, 2013	August 15, 2013	December 26, 2013
March 25, 2013	May 3, 2013	October 28, 2013
March 29, 2013	May 6, 2013	December 24, 2013
Hong Kong
January 1, 2013	April 1, 2013	July 1, 2013	December 25, 2013
February 11, 2013	April 4, 2013	September 20, 2013	December 26, 2013
February 12, 2013	May 1, 2013	October 1, 2013
February 13, 2013	May 17, 2013	October 14, 2013
March 29, 2013	June 12, 2013	December 24, 2013
Hungary
January 1, 2013	May 1, 2013	October 23, 2013	December 26, 2013
March 15, 2013	May 20, 2013	November 1, 2013	December 27, 2013
March 29, 2013	August 19, 2013	December 24, 2013
April 1, 2013	August 20, 2013	December 25, 2013
India
January 25, 2013	April 19, 2013	August 15, 2013	October 16, 2013
March 27, 2013	April 24, 2013	August 28, 2013	November 14, 2013

-A- 3

March 29, 2013	August 9, 2013	October 2, 2013	December 25, 2013
Indonesia
January 1, 2013	May 9, 2013	August 12, 2013	December 24, 2013
January 25, 2013	June 7, 2013	August 13, 2013	December 25, 2013
March 12, 2013	August 7, 2013	October 15, 2013	December 26, 2013
March 29, 2013	August 8, 2013	November 4, 2013	December 30, 2013
April 11, 2013	August 9, 2013	November 5, 2013	December 31, 2013
Ireland
January 1, 2013	April 1, 2013	December 25, 2013
March 29, 2013	May 6, 2013	December 26, 2013
Israel
January 22, 2013	April 16, 2013	September 6, 2013	September 26, 2013
March 26, 2013	May 15, 2013	September 13, 2013
April 1, 2013	September 5, 2013	September 19, 2013
The Israeli market is closed every Friday.
Italy
January 1, 2013	April 1, 2013	December 25, 2013
March 29, 2013	May 1, 2013	December 26, 2013
Japan
January 1, 2013	February 11, 2013	May 6, 2013	October 14, 2013
January 2, 2013	March 20, 2013	July 15, 2013	November 4, 2013
January 3, 2013	April 29, 2013	September 16, 2013	December 23, 2013
January 14, 2013	May 3, 2013	September 23, 2013	December 31, 2013
Malaysia
January 1, 2013	February 11, 2013	August 7, 2013	November 5, 2013
January 24, 2013	February 12, 2013	August 8, 2013	December 25, 2013
January 28, 2013	May 1, 2013	August 9, 2013
February 1, 2013	May 24, 2013	October 15, 2013

Mexico
January 1, 2013	March 28, 2013	September 16, 2013	December 25, 2013
February 4, 2013	March 29, 2013	November 18, 2013
March 18, 2013	May 1, 2013	December 12, 2013

-A- 4

Morocco
January 1, 2013	May 1, 2013	August 14, 2013	October 16, 2013
January 11, 2013	July 30, 2013	August 20, 2013	November 5, 2013
January 24, 2013	August 8, 2013	August 21, 2013	November 6, 2013
January 25, 2013	August 9, 2013	October 15, 2013	November 18, 2013
Netherlands
January 1, 2013	April 1, 2013	December 25, 2013
March 29, 2013	May 1, 2013	December 26, 2013
New Zealand
January 1, 2013	January 28, 2013	April 1, 2013	October 28, 2013
January 2, 2013	February 6, 2013	April 25, 2013	December 25, 2013
January 21, 2013	March 29, 2013	June 3, 2013	December 26, 2013
Norway
January 1, 2013	April 1, 2013	May 17, 2013	December 25, 2013
March 28, 2013	May 1, 2013	May 20, 2013	December 26, 2013
March 29, 2013	May 9, 2013	December 24, 2013

Peru
January 1, 2013	May 1, 2013	October 8, 2013
March 28, 2013	July 29, 2013	November 1, 2013
March 29, 2013	August 30, 2013	December 25, 2013
The Philippines
January 1, 2013	May 1, 2013	August 26, 2013	December 25, 2013
March 28, 2013	June 12, 2013	November 1, 2013	December 30, 2013
March 29, 2013	August 21, 2013	December 24, 2013	December 31, 2013
Poland
January 1, 2013	May 3, 2013	November 1, 2013	December 26, 2013
April 1, 2013	May 30, 2013	November 11, 2013
May 1, 2013	August 15, 2013	December 25, 2013
Portugal
January 1, 2013	April 1, 2013	December 25, 2013
March 29, 2013	May 1, 2013	December 26, 2013
Russia

-A- 5

January 1, 2013	January 7, 2013	May 3, 2013	November 4, 2013
January 2, 2013	March 8, 2013	May 9, 2013
January 3, 2013	May 1, 2013	May 10, 2013
January 4, 2013	May 2, 2013	June 12, 2013
Singapore
January 1, 2013	March 29, 2013	August 8, 2013	November 4, 2013
February 11, 2013	May 1, 2013	August 9, 2013	December 25, 2013
February 12, 2013	May 24, 2013	October 15, 2013
South Africa
January 1, 2013	April 1, 2013	August 9, 2013	December 25, 2013
March 21, 2013	May 1, 2013	September 24, 2013	December 26, 2013
March 29, 2013	June 17, 2013	December 16, 2013
South Korea
January 1, 2013	May 17, 2013	September 19, 2013	December 25, 2013
February 11, 2013	June 6, 2013	September 20, 2013
March 1, 2013	August 15, 2013	October 3, 2013
May 1, 2013	September 18, 2013	October 9, 2013
Spain
January 1, 2013	April 1, 2013	December 25, 2013
March 29, 2013	May 1, 2013	December 26, 2013
Sweden
January 1, 2013	May 1, 2013	June 21, 2013	December 26, 2013
March 29, 2013	May 9, 2013	December 24, 2013	December 31, 2013
April 1, 2013	June 6, 2013	December 25, 2013

Switzerland
January 1, 2013	April 1, 2013	May 20, 2013	December 26, 2013
January 2, 2013	May 1, 2013	August 1, 2013
March 29, 2013	May 9, 2013	December 25, 2013
Taiwan
January 1, 2013	February 14, 2013	April 5, 2013	September 20, 2013
February11, 2013	February 15, 2013	May 1, 2013	October 10, 2013
February 12, 2013	February 28, 2013	June 12, 2013

-A- 6

February 13, 2013	April 4, 2013	September 19, 2013
Thailand
January 1, 2013	April 16, 2013	August 12, 2013	December 31, 2013
February 25, 2013	May 1, 2013	October 23, 2013
April 8, 2013	May 6, 2013	December 5, 2013
April 15, 2013	May 24, 2013	December 10, 2013
Turkey
January 1, 2013	August 8, 2013	October 15, 2013	October 18, 2013
April 23, 2013	August 9, 2013	October 16, 2013	October 29, 2013
May 1, 2013	August 30, 2013	October 17, 2013
The United Kingdom
January 1, 2013	May 6, 2013	December 25, 2013
March 29, 2013	May 27, 2013	December 26, 2013
April 1, 2013	August 26, 2013

Regular Holidays through December 31, 2014.

Australia
January 1, 2014	April 21, 2014	August 4, 2014	December 26, 2014
January 27, 2014	April 25, 2014	October 6, 2014
April 18, 2014	June 9, 2014	December 25, 2014
Austria
January 1, 2014	May 1, 2014	June 19, 2014	December 25, 2014
January 6, 2014	May 29, 2014	August 15, 2014	December 26, 2014
April 21, 2014	June 9, 2014	December 8, 2014
Belgium
January 1, 2014	May 29, 2014	July 21, 2014	December 25, 2014
April 21, 2014	May 30, 2014	August 15, 2014
May 1, 2014	June 9, 2014	November 11, 2014
Brazil
January 1, 2014	March 4, 2014	April 21, 2014	June 19, 2014
March 3, 2014	April 18, 2014	May 1, 2014	December 25, 2014
Canada

-A- 7

January 1, 2014	May 19, 2014	September 1, 2014	December 25, 2014
February 17, 2014	July 1, 2014	October 13, 2014	December 26, 2014
April 18, 2014	August 4, 2014	November 11, 2014

Chilé
January 1, 2014	May 21, 2014	September 18, 2014	December 8, 2014
April 18, 2014	July 16, 2013	September 19, 2014	December 25, 2014
May 1, 2014	August 15, 2014	October 31, 2013
China
January 1, 2014	May 1, 2014	October 2, 2014
January 30, 2014	June 2, 2013	October 3, 2014
January 31, 2014	October 1, 2014
Colombia
January 1, 2014	May 1, 2014	August 7, 2014	November 17, 2014
March 24, 2014	June 2, 2014	August 18, 2014	December 8, 2014
April 17, 2014	June 23, 2014	October 13, 2014	December 25, 2014
April 18, 2014	June 30, 2014	November 3, 2014
The Czech Republic
April 21, 2014
July 5, 2014
July 6, 2014
September 28, 2014
Denmark
January 1, 2014	May 16, 2014	June 9, 2014	December 31, 2014
April 17, 2014	May 29, 2014	December 24, 2014
April 18, 2014	May 30, 2013	December 25, 2014
April 21, 2014	June 5, 2014	December 26, 2014
Egypt
January 7, 2014	April 25, 2014	July 23, 2014	October 6, 2014
January 14, 2014	May 1, 2014	July 29, 2014
April 21, 2014	July 1, 2014	July 30, 2014
The Egyptian market is closed every Friday.
Finland

-A- 8

January 1, 2014	April 21, 2014	June 20, 2014	December 26, 2014
January 6, 2014	May 1, 2014	December 24, 2014
April 18, 2014	May 29, 2014	December 25, 2014

France
January 1, 2014	May 1, 2014	December 25, 2014	December 26, 2014
Germany
January 1, 2013	April 21, 2014	December 25, 2014
April 18, 2014	May 1, 2014	December 26, 2014

Greece
January 1, 2014	March 25, 2014	May 1, 2014	December 25, 2014
January 6, 2014	April 18, 2014	June 9, 2014	December 26, 2014
March 3, 2014	April 21, 2014	August 15, 2014

Hong Kong
January 1, 2014	April 21, 2014	July 1, 2014	December 25, 2014
January 31, 2014	May 1, 2014	September 9, 2014	December 26, 2014
February 3, 2014	May 6, 2014	October 1, 2014
April 18, 2014	June 2, 2014	October 2, 2014
Hungary
January 1, 2014	May 2, 2014	October 24, 2014
April 18, 2014	June 9, 2014	December 24, 2014
April 21, 2014	August 20, 2014	December 25, 2014
May 1, 2014	October 23, 2014	December 26, 2014
India
April 14, 2014	May 1, 2014	October 2, 2014
April 18, 2014	August 15, 2014	December 25, 2014
Indonesia
January 1, 2014	April 18, 2014	July 29, 2014	December 25, 2014
January 14, 2014	May 14, 2014	July 30, 2014	December 31, 2014
January 31, 2014	May 27, 2014	August 18, 2014
March 31, 2014	May 29, 2014

-A- 9

Ireland
January 1, 2014	April 21, 2014	August 1, 2014	December 26, 2014
March 17, 2014	May 5, 2014	October 27, 2014
April 18, 2014	June 2, 2014	December 25, 2014
Israel
April 14, 2014	June 3, 2014	September 25, 2014	October 9, 2014
April 15, 2014	June 4, 2014	September 26, 2014	October 16, 2014
April 21, 2014	August 5, 2014	October 3, 2014
May 5, 2014	September 24, 2014	October 8, 2014
The Israeli market is closed every Friday.
Italy
January 1, 2014	April 25, 2014	December 25, 2014
January 6, 2014	May 1, 2014	December 26, 2014
April 21, 2014
Japan
January 1, 2014	February 11, 2014	July 21, 2014	November 3, 2014
January 2, 2014	March 21, 2014	September 15, 2014	November 24, 2014
January 3, 2014	April 29, 2014	September 23, 2014	December 23, 2014
January 13, 2014	May 5, 2014	October 13, 2014	December 31, 2014
Malaysia
January 1, 2014	May 1, 2014	September 16, 2014	December 25, 2014
Mexico
January 1, 2014	April 17, 2014	September 16, 2014	December 25, 2014
February 3, 2014	April 18, 2014	November 17, 2014
March 17, 2014	May 1, 2014	December 12, 2014
Morocco
January 1, 2014	May 1, 2014	August 14, 2014	October 6, 2014
January 14, 2014	July 29, 2014	August 20, 2014	November 6, 2014
January 15, 2014	July 30, 2014	August 21, 2014	November 18, 2014
Netherlands
January 1, 2014	April 21, 2014	May 12, 2014	December 25, 2014
April 18, 2014	April 30, 2014	June 9, 2014	December 26, 2014
New Zealand

-A- 10

January 1, 2014	January 27, 2014	April 21, 2014	October 27, 2014
January 2, 2014	February 6, 2014	April 25, 2014	December 25, 2014
January 20, 2014	April 18, 2014	June 2, 2014	December 26, 2014
Norway
January 1, 2014	April 21, 2014	May 29, 2014	December 25, 2014
April 17, 2014	May 1, 2014	June 9, 2014	December 26, 2014
April 18, 2014
Peru
January 1, 2014	May 1, 2014	July 29, 2014	December 8, 2014
April 17, 2014	July 28, 2014	October 8, 2014	December 25, 2014
April 18, 2014
The Philippines
January 1, 2014	April 18, 2014	August 26, 2014	December 30, 2014
April 9, 2014	May 1, 2014	December 24, 2014	December 31, 2014
April 17, 2014	June 12, 2014	December 25, 2014
Poland
January 1, 2014	April 21, 2014	August 15, 2014	December 25, 2014
January 6, 2014	May 1, 2014	November 11, 2014	December 26, 2014
April 18, 2014	June 19, 2014	December 24, 2014

Portugal
January 1, 2014	April 21, 2014	December 25, 2014	December 26, 2014
April 18, 2014	May 1, 2014
Russia
January 1, 2014	January 3, 2014	May 1, 2014	June 12, 2014
January 2, 2014	January 7, 2014	May 9, 2014	November 4, 2014
Singapore
January 1, 2014	April 18, 2014	May 1, 2014	December 25, 2014
January 31, 2014
South Africa
January 1, 2014	April 21, 2014	June 17, 2014	December 16, 2014
March 21, 2014	April 28, 2014	August 8, 2014	December 25, 2014
April 18, 2014	May 1, 2014	September 24, 2014	December 26, 2014

-A- 11

South Korea
January 1, 2014	May 5, 2014	September 8, 2014	October 9, 2014
January 30, 2014	May 6, 2014	September 9, 2014	December 24, 2014
January 31, 2014	June 6, 2014	October 3, 2014
May 1, 2014	August 15, 2014
Spain
January 1, 2014	April 18, 2014	July 25, 2014	December 25, 2014
March 19, 2014	May 1, 2014	August 15, 2014
April 17, 2014	June 19, 2014	December 8, 2014
Sweden
January 1, 2014	April 21, 2014	June 6, 2014	December 25, 2014
January 6, 2014	May 1, 2014	June 20, 2014	December 26, 2014
April 18, 2014	May 29, 2014	December 24, 2014	December 31, 2014
Switzerland
January 1, 2014	April 21, 2014	June 9, 2014	December 25, 2014
April 18, 2014	May 29, 2014	August 1, 2014	December 26, 2014
Taiwan
January 1, 2014	February 28, 2014	May 1, 2014	September 8, 2014
January 30, 2014	April 4, 2014	June 2, 2014	October 10, 2014
January 31, 2014
Thailand
January 1, 2014	April 15, 2014	July 1, 2014	December 10, 2014
February 14, 2014	May 1, 2014	July 11, 2014	December 31, 2014
April 7, 2014	May 5, 2014	October 23, 2014
April 14, 2014	May 13, 2014	December 5, 2014
Turkey
January 1, 2014	May 19, 2014	October 29, 2014

The United Kingdom
January 1, 2014	April 21, 2014	May 26, 2014	December 25, 2014
April 18, 2014	May 5, 2014	August 25, 2014	December 26, 2014

-A- 12

Redemption. The longest redemption cycle for a Fund is a function of the longest redemption cycles among the countries whose securities comprise the Fund. Through December 31, 2013, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for a Fund as follows:

Country	Trade Date	Settlement Date	Number of Days to Settle
Austria	12/19/2013	12/27/2013	8
	12/20/2013	12/30/2013	10
	12/23/2013	1/2/2014	10
China	2/6/2013	2/19/2013	13
	2/7/2013	2/20/2013	13
	2/8/2013	2/21/2013	13
	4/25/2013	5/6/2013	11
	4/26/2013	5/7/2013	11
	9/26/2013	10/9/2013	13
	9/27/2013	10/10/2013	13
The Czech Republic	12/19/2013	12/27/2013	8
	12/20/2013	12/30/2013	10
	12/23/2013	1/2/2014	10
Denmark	3/25/2013	4/2/2013	8
	3/26/2013	4/3/2013	8
	3/27/2013	4/4/2013	8
	12/19/2013	12/27/2013	8
	12/20/2013	12/30/2013	10
	12/23/2013	1/2/2014	10
Egypt	10/8/2013	10/17/2013	9
	10/9/2013	10/18/2013	9
	10/10/2013	10/21/2013	11
	10/29/2013	11/6/2013	8
	10/30/2013	11/7/2013	8
	10/31/2013	11/8/2013	8
Finland	12/19/2013	12/27/2013	8
	12/20/2013	12/30/2013	10
	12/23/2013	1/2/2014	10
Germany	12/19/2013	12/27/2013	8
	12/20/2013	12/30/2013	10
	12/23/2013	1/2/2014	10
Hungary	12/19/2013	12/27/2013	8
	12/20/2013	12/30/2013	10
	12/23/2013	12/31/2013	8
Indonesia	8/2/2013	8/14/2013	12
	8/5/2013	8/15/2013	10
	8/6/2013	8/16/2013	10
	12/19/2013	12/27/2013	8
	12/20/2013	1/2/2014	13
	12/23/2013	1/3/2014	11
Ireland	12/19/2013	12/30/2013	11
	12/20/2013	12/31/2013	11
	12/23/2013	1/2/2014	10
Italy	12/19/2013	12/27/2013	8
	12/20/2013	12/30/2013	10
	12/23/2013	1/2/2014	10
Malaysia	8/2/2013	8/12/2013	10
	8/5/2013	8/13/2013	8
	8/6/2013	8/14/2013	8
Norway	3/25/2013	4/2/2013	8
	3/26/2013	4/3/2013	8
	3/27/2013	4/4/2013	8
	12/19/2013	12/27/2013	8
	12/20/2013	12/30/2013	10
	12/23/2013	1/2/2014	10

-A- 13

Country	Trade Date	Settlement Date	Number of Days to Settle
The Philippines	12/23/2013	1/2/2014	10
Portugal	12/19/2013	12/27/2013	8
	12/20/2013	12/30/2013	10
	12/23/2013	12/31/2013	8
Spain	3/25/2013	4/2/2013	8
	3/26/2013	4/3/2013	8
	3/27/2013	4/4/2013	8
South Africa	3/14/2013	3/22/2013	8
	3/15/2013	3/25/2013	10
	3/18/2013	3/26/2013	8
	3/19/2013	3/27/2013	8
	3/20/2013	3/28/2013	8
	3/22/2013	4/2/2013	11
	3/25/2013	4/3/2013	8
	3/26/2013	4/4/2013	8
	3/27/2013	4/5/2013	8
	3/28/2013	4/8/2013	11
	4/24/2013	5/2/2013	8
	4/25/2013	5/3/2013	8
	4/26/2013	5/6/2013	10
	4/29/2013	5/7/2013	8
	4/30/2013	5/8/2013	8
	6/10/2013	6/18/2013	8
	6/11/2013	6/19/2013	8
	6/12/2013	6/20/2013	8
	6/13/2013	6/21/2013	8
	6/14/2013	6/24/2013	10
	8/2/2013	8/12/2013	10
	8/5/2013	8/13/2013	8
	8/6/2013	8/14/2013	8
	8/7/2013	8/15/2013	8
	8/8/2013	8/16/2013	8
	9/17/2013	9/25/2013	8
	9/18/2013	9/26/2013	8
	9/19/2013	9/27/2013	8
	9/20/2013	9/30/2013	10
	9/23/2013	10/1/2013	8
	12/11/2013	12/19/2013	8
	12/12/2013	12/20/2013	8
	12/13/2013	12/23/2013	10
	12/18/2013	12/27/2013	9
	12/19/2013	12/30/2013	11
	12/20/2013	12/31/2013	11
	12/23/2013	1/2/2014	10
	12/24/2013	1/3/2014	10
Sweden	12/19/2013	12/27/2013	8
	12/20/2013	12/30/2013	10
	12/23/2013	1/2/2014	10
Switzerland	12/19/2013	12/27/2013	8
	12/20/2013	12/30/2013	10
	12/23/2013	1/2/2014	10
Taiwan	2/5/2013	2/15/2013	10
	2/6/2013	2/18/2013	12
Turkey	10/10/2013	10/21/2013	11
	10/11/2013	10/22/2013	11

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

-A- 14

Redemption. The longest redemption cycle for a Fund is a function of the longest redemption cycles among the countries whose securities comprise the Fund. Through December 31, 2014, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for a Fund as follows:

Country	Trade Date	Settlement Date	Number of Days to Settle
Austria	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	12/31/2014	8
China	01/28/2014	02/5/2014	8
	01/29/2014	02/6/2014	8
	09/26/2014	10/07/2014	11
	09/29/2014	10/08/2014	9
	09/30/2014	10/10/2014	10
The Czech Republic	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	12/31/2014	8
Denmark	04/14/2014	04/23/2014	8
	04/15/2014	04/24/2014	8
	04/16/2014	04/25/2014	8
	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	12/31/2014	8
Egypt	01/06/2014	01/14/2014	8
	04/14/2014	04/22/2014	8
	04/15/2014	04/23/2014	8
	04/16/2014	04/24/2014	8
	04/17/2014	04/27/2014	10
	07/21/2014	07/31/2014	10
	07/22/2014	08/03/2014	12
	07/24/2014	08/04/2014	11
	09/29/2014	10/07/2014	8
	09/30/2014	10/08/2014	8
	10/01/2014	10/09/2014	8
	10/02/2014	10/12/2014	10
Finland	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	12/31/2014	8
Germany	12/22/2014	12/30/2014	8
	12/23/2014	12/31/2014	8
Hungary	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	12/31/2014	8
Indonesia	07/23/2014	08/04/2014	12
	07/24/2014	08/05/2014	12
	07/25/2014	08/06/2014	12
	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	12/31/2014	8
Ireland	12/23/2014	01/02/2014	10
	12/19/2014	12/30/2014	11
	12/22/2014	12/31/2014	9
	12/23/2014	01/02/2015	10
Italy	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	12/31/2014	8
Norway	04/14/2014	04/22/2014	8
	04/15/2014	04/23/2014	8
	04/16/2014	04/24/2014	8
	12/19/2014	12/29/2014	10
Malaysia	01/27/2014	02/04/2014	8

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Country	Trade Date	Settlement Date	Number of Days to Settle
	01/28/2014	02/05/2014	8
	01/29/2014	02/06/2014	8
	07/23/2014	07/31/2014	8
	07/24/2014	08/01/2014	8
	07/25/2014	08/04/2014	10
The Philippines	12/23/2014	12/31/2014	8
	12/26/2014	01/05/2015	10
	12/29/2014	01/06/2015	8
Portugal	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	12/31/2014	8
Spain	04/14/2014	04/22/2014	8
	04/15/2014	04/23/2014	8
	04/16/2014	04/24/2014	8
South Africa	03/14/2014	03/24/2014	10
	03/17/2014	03/25/2014	8
	03/18/2014	03/26/2014	8
	03/19/2014	03/27/2014	8
	03/20/2014	03/28/2014	8
	04/11/2014	04/22/2014	9
	04/14/2014	04/23/2014	9
	04/15/2014	04/24/2014	9
	04/16/2014	04/25/2014	9
	04/17/2014	04/29/2014	12
	04/22/2014	04/30/2014	8
	04/23/2014	05/02/2014	9
	04/24/2014	05/05/2014	11
	04/25/2014	05/06/2014	11
	04/29/2014	05/07/2014	8
	04/30/2014	05/08/2014	8
	06/09/2014	06/17/2014	8
	06/10/2014	06/18/2014	8
	06/11/2014	06/19/2014	8
	06/12/2014	06/20/2014	8
	06/13/2014	06/23/2014	10
	09/17/2014	09/25/2014	8
	09/18/2014	09/26/2014	8
	09/19/2014	09/29/2014	10
	09/22/2014	09/30/2014	8
	09/23/2014	10/01/2014	8
	12/09/2014	12/17/2014	8
	12/10/2014	12/18/2014	8
	12/11/2014	12/19/2014	8
	12/12/2014	12/22/2014	10
	12/15/2014	12/23/2014	8
	12/18/2014	12/29/2014	11
	12/19/2014	12/30/2014	11
	12/22/2014	12/31/2014	9
	12/23/2014	01/02/2015	10
	12/14/2014	01/05/2015	12
	12/29/2014	01/06/2015	8
	12/30/2014	01/07/2015	8
	12/31/2014	01/08/2015	8
Sweden	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	12/31/2014	8
Switzerland	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	12/31/2014	8

-A- 16

Country	Trade Date	Settlement Date	Number of Days to Settle
	12/29/2014	01/06/2014	8
	12/30/2014	01/07/2014	8
Taiwan	01/24/2014	02/05/2014	12
	01/27/2014	02/06/2014	10

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.
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APPENDIX B
As stated in the Prospectus, the Funds may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Funds may also enter into other futures transactions or other securities and instruments that are available in the markets from time to time.
I.	Index and Security Futures Contracts
A stock index assigns relative values to the stocks included in the index, which fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indexes, such as the S&P 100® or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indexes (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures”; broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a Derivatives Transaction Execution Facility (DTEF). Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).
II.	Futures Contracts on Foreign Currencies
A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to help the Fund track the price and yield performance of its Underlying Index.
III.	Margin Payments
Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Funds will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Funds upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “ marking-to-market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.
IV.	Risks of Transactions in Futures Contracts
There are several risks in connection with the use of futures by the Funds, even for futures that are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the
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futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser.
In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.
In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.
Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.
Successful use of futures by Funds is also subject to the Investment Adviser’s ability to predict correctly movements in the direction of the market. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.
Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the National Futures Association and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by
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the National Futures Association or any domestic futures exchange), nor the protective measures provided by the Securities and Exchange Commission’s rules relating to security futures. In particular, the investments of the Funds in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.
V.	Options on Futures Contracts
The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits.
Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts” above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.
VI.	Other Matters

The Funds intend to comply with the regulations of the CFTC exempting it from registration as a “Commodity Pool Operator”. The Funds are operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” with respect to the Funds under the Commodity Exchange Act and, therefore, are not subject to registration or regulations as a pool operator with respect to the Funds under such Act. The Investment Adviser has filed a notice of exclusion from registration as a “commodity pool operator” with respect to the Funds under applicable rules issued by the CFTC under the Commodity Exchange Act (the “CEA”). In order for the Investment Adviser to continue to claim exclusion from registration as a “commodity pool operator” with respect to the Funds, each Fund is limited in its ability to use futures, options and swaps subject to regulation under the CEA for purposes other than bona fide hedging, which is narrowly defined. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s assets (after accounting for unrealized profits and unrealized losses on any such investments), or (2) the aggregate net notional value of such instruments may not exceed 100% of the liquidation value of the Fund’s assets (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

-B- 3

FlexShares® Trust
Statement of Additional Information

Dated March 1, 2013

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following Fund of the FlexShares Trust (the “Trust”) as such Prospectus may be revised or supplemented from time to time:
Fund	Ticker	Stock Exchange
FlexShares ® Ready Access Variable Income Fund	RAVI	NYSE Arca

The Prospectus for the Fund of the FlexShares Trust included in this SAI is dated March 1, 2013. Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted. Copies of the Prospectus may be obtained without charge by visiting www.flexshares.com, writing to FlexShares ETFs, c/o Foreside Fund Services, LLC, 3 Canal Plaza, Portland, Maine 04101 or calling 1-855-FLEXETF (1-855-353-9383). FlexShares® is a registered trademark of Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”).
The audited financial statements for the Fund and related report of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the annual report to the Fund’s shareholders for the fiscal period ended October 31, 2012 are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual report are incorporated by reference herein. Copies of the Trust’s Annual Report may be obtained upon request and without charge, by writing to FlexShares ETFs, c/o Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, ME 04101 or by calling 1-855-FLEXETF (1-855-353-9383).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency or The Northern Trust Company, its affiliates, subsidiaries or any other bank. An investment in the Fund involves investment risks, including possible loss of principal.

-i-

-ii-

General Description Of The Trust And The Fund
The Trust was formed as a Maryland Statutory Trust on May 13, 2010, originally named NT ETF Trust, and renamed FlexShares Trust as of April 12, 2011. The Trust is authorized to have multiple series or portfolios. The Trust is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). This SAI relates to the following non-diversified fund (the “Fund”):

FlexShares® Ready Access Variable Income Fund

The investment objective of the Fund is to seek maximum current income consistent with the preservation of capital and liquidity. The Fund is managed by NTI, an indirect subsidiary of Northern Trust Corporation.

The Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a specified basket of securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). The shares of the Fund are listed and traded on the NYSE Arca, Inc., a national securities exchange (the “Listing Exchange”). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a Cash Component. The number of shares of a Creation Unit of the Fund is as follows:
FUND	NUMBER OF SHARES PER CREATION UNIT
FlexShares ® Ready Access Variable Income Fund	50,000

The Trust reserves the right to require that all creation and/or redemptions of shares of the Fund on a given Business Day (as defined below) or a particular creation or redemption order from an Authorized Participant be made entirely in cash (as more fully described in the “Purchase and Redemption of Creation Unit Aggregations” section of this SAI.) Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 110%, which percentage NTI may change from time to time, of the market value of the missing Deposit Securities. See the “ Purchase and Redemption of Creation Unit Aggregations” section of this SAI. In each instance of cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.
ADDITIONAL INVESTMENT INFORMATION
EXCHANGE LISTING AND TRADING
A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus in the “Shareholder Information” section. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of the Fund are listed for trading on at least one Listing Exchange, such as the NYSE Arca, Inc., and trade throughout the day on the Listing Exchange and other secondary markets. In addition, the Fund may be traded on certain foreign exchanges. There can be no assurance that the requirements of a Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. A Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than fifty (50) record and/or beneficial holders of the Fund for thirty (30) or more consecutive trading days, (2) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available, or (3) any other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. A Listing Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
In order to provide additional information regarding the indicative value of shares of the Fund, a Listing Exchange disseminates every fifteen seconds, through the facilities of the Consolidated Tape Association, an updated IOPV for the Fund as calculated by an information provider or market data vendors. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has a securities value component and a cash component. The securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit Aggregation, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the Deposit Securities. Therefore, the Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real time update of the Fund’s NAV, which is calculated only once a day.
In addition to the securities component described in the preceding paragraph, the IOPV for the Fund includes a cash component consisting of estimated accrued dividends and other income, less expenses. The IOPV also reflects changes in currency exchange rates between the U.S. Dollar and the applicable foreign currency.
The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
The following supplements the information contained in the Prospectus concerning the investment objective and strategies of the Fund.
The investment objective of the Fund may be changed without shareholder approval. Except as expressly noted below, the Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, the Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by NTI to be substantially similar to those of any other investment otherwise permitted by the Fund’s investment strategies. The Fund seeks to achieve its objective by investing under normal circumstances at least 65% of its total assets in a non-diversified portfolio of fixed-income instruments including bonds, debt securities and other similar liability instruments issued by U.S. and non-U.S. public and private entities. Such issuers include, without limitation, U.S. and non-U.S. governments and their agencies, instrumentalities or sponsored enterprises, U.S. state and local governments and U.S. and non-U.S. private-sector entities, such as corporations and banks. The Fund is an actively managed exchange-traded fund (“ETF”) and does not seek to replicate the performance of a specified index.
The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.
ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. The Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The Fund will invest no more than 10% of its total assets in non-agency asset-backed securities (including mortgage-backed securities). The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.
If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the Fund’s average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities acquired by the Fund may include collateralized mortgage obligations (“CMOs”). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (“REMICs”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative.
There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.
Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Fund’s liquidity and value.
There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
The extreme and unprecedented volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1)  take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4)  preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) has entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie

Mae. The Treasury has also: [(i) established a new secured lending credit facility, which will be available to Freddie Mac, Fannie Mae, and the Federal Home Loan Banks, which was intended to serve as a liquidity backstop, and which will be available until December 2012] and (ii) initiated a temporary program to purchase residential mortgage-backed securities issued by Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator; the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury; market responses to developments at Freddie Mac and Fannie Mae; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Fund.
As a result of the economic recession that commenced in the U.S. in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Fund may suffer greater levels of default than was historically experienced.
In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features. Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.
The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities that the Fund may hold. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities

(including the mortgage-backed securities in which the Fund may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities that may be owned by the Fund.
Asset-backed securities acquired by the Fund may also include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“ CLOs”) and other similarly structured securities.
A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.
For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii)  the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

BANK CAPITAL SECURITIES. The Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

BONDS. The Fund may invest in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. public or private entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).
CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment.
The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.
COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. The Fund may invest in commercial paper, bankers’ acceptances, certificates of deposit, time deposits and bank notes. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “ accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.
The Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.
Commercial paper purchased by the Fund may include asset-backed commercial paper. Asset backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.
CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“ stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.
EXCHANGE-TRADED NOTES. The Fund may invest in exchange-traded notes. ETNs are debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.
FIXED INCOME SECURITIES. The Fund seeks to achieve the investment objective by investing under normal circumstances at least 65% of its total assets in a non-diversified portfolio of fixed income instruments, including bonds, debt securities and other similar instruments issued by U.S. and non-U.S. public and private sector entities. Fixed income securities, including corporate debt obligations, generally expose the Fund to the following types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund’s income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or “called” prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security).
In periods of declining interest rates, the yield (income from a fixed income security held by the Fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to the Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The NAV of the Fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in the Fund’s portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.
Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.

FOREIGN CURRENCY TRANSACTIONS. The Fund may engage in forward foreign currency transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders. The Fund, however, does not expect to engage in currency transactions for speculative purposes (e.g., for potential income or capital gain).

Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities, but rather allow the Fund to establish a rate of exchange for a future point in time.
When entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.
With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. The Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.
Liquid assets equal to the amount of the Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund’s price to sell the currency or (ii) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund’s price to buy the currency or (ii) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.
FOREIGN INVESTMENTS – GENERAL. The Fund may invest its assets without limit in foreign fixed-income securities. The Fund also may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies, instrumentalities or sponsored enterprises, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the European Coal and Steel Community) designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.
Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Fund to the extent that it invests in foreign securities. The holdings of the Fund will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.
Although the Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
The Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, any net currency positions of the Fund may expose it to risks independent of its securities positions. Although the net long and short foreign currency exposure of the Fund will not exceed its total asset values, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

Dividends and interest payable on the Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes” on page [56].
The Fund’ s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the 1940 Act (“ foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to deliver payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

The Fund may invest a significant percentage of its assets in the securities of issuers located in geographic regions with securities markets that are highly developed, liquid and subject to extensive regulation, including Europe and Japan. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in EU economies may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about the rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy and Portugal. Recent concerns over the level and sustainability of the sovereign debt of the United States have aggravated this volatility. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries.
In recent years, Japan’s economic growth has been substantially below the level of earlier decades, and its economy has experienced periods of recession. Similar to many European countries, Japan is experiencing a deterioration of its competitiveness. Although Japan is attempting to reform its political process and deregulate its economy to address the situation, there is no guarantee that these efforts will succeed.
Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. Domestic or foreign trade sanctions or other protectionist measures may also adversely impact Japan’s economy. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. Increases in the price of crude oil, a substantial rise in other commodity prices, or a fall-off in Japan’s manufactured exports, may affect Japan’s economy adversely. Additionally, slowdowns in the economies of key trading partners such as the United States, China and countries in Southeast Asia could have a negative impact on the Japanese economy.
The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. The Japanese yen may also be affected by currency volatility elsewhere in Asia, particularly Southeast Asia.
The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders’ rights also are not always enforced.

Japan has had territorial disputes and/or defense issues with China, North Korea, South Korea and Russia, among others. In the past several years, Japan’s relationship with North Korea has been especially strained because of increased nuclear and military activity by North Korea. Japan’s disputes with neighboring countries have the potential to cause uncertainty in the Japanese markets and affect the overall Japanese economy in times of crisis.
In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. The March 2011 earthquakes and tsunami in Japan have caused volatility in the Japanese securities markets. The longstanding impact of these natural disasters, however, remains unclear.
FOREIGN INVESTMENTS – EMERGING MARKETS. The Fund may invest in countries with emerging economies or securities markets. These countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations.
Unanticipated political, economic or social developments may affect the value of the Fund’s investments in emerging market countries and the availability to the Fund of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.
FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.
The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.
When the Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining the Fund’s average dollar-weighted maturity, the maturity of when-issued, delayed delivery or forward commitment securities will be calculated from the commitment date.
ILLIQUID OR RESTRICTED SECURITIES. To the extent consistent with its investment policies, the Fund may invest up to 15% of its net assets in securities that are illiquid. The Fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act and securities that are not registered under the Securities Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Rule 144A Securities”). These securities will be considered illiquid. In addition, the aggregate value of all of the Fund’s illiquid securities, Rule 144A Securities, variable amount master demand notes, fixed and variable rate loan participations and assignments, “inverse floaters”, and long-term variable and floating rate bonds where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date will not exceed 15% of the Fund’s total assets.
INDEBTEDNESS, LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may purchase indebtedness and participations in commercial loans. Such investments may be secured or unsecured. Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intends to invest may not be rated by any nationally recognized rating service.
The Fund may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing. A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.
The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what NTI believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on NTI’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.
INFLATION-INDEXED BONDS. The Fund may invest in U.S. Treasury Inflation-Protected Securities (“TIPS”). Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semiannual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.
The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income. Inflation-indexed Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds. The Fund, however, distributes income on a monthly basis. Investors in the Fund will receive dividends that represent both the interest payments and the principal adjustments of the inflation-indexed securities held in the Fund.
INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies, including other ETFs. Such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by the Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of the Fund will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7. Investments by the Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act, except as expressly permitted by SEC orders.

Certain investment companies whose securities are purchased by the Fund may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.
If required by the 1940 Act, the Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.
The Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.
MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as necessary for the clearance of purchase and sales of securities.
MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical, securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Adviser’s ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.
For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. The Fund currently does not intend to enter into mortgage dollar rolls that are accounted for as a financing.
Mortgage dollar rolls involve certain risks, including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument that the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser’s ability to manage the Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls.
MUNICIPAL INSTRUMENTS. The Fund may invest in municipal instruments. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.
Municipal instruments generally are issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They also are issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds also are issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.
State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal instruments include both “general” and “revenue” obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond usually is directly related to the credit standing of the private user of the facility involved.
Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include “ non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.
The Fund also may invest in “moral obligation” bonds, which normally are issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer.
The Funds may purchase serial bonds and other long-term securities provided that they have remaining maturities meeting the Fund’s maturity requirements. The Fund also may purchase long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. Put bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Fund might hold long term put bonds on which defaults occur following acquisition by the Funds.
The Fund may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts,” “Municipal Certificates of Accrual on Tax-Exempt Securities” (“M-CATS”) and “Municipal Zero- Coupon Receipts.” The Fund also may purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.
The Fund also may invest in “tax credit bonds.” A tax credit bond is defined in the Code, as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, and a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds.
An issuer’ s obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Fund and the Fund’s liquidity and value.
Certain of the municipal instruments held by the Fund may be insured as to the timely payment of principal and interest. The insurance policies usually will be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. Moreover, the insurers’ exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company. The Fund may invest more than 25% of its total net assets in municipal instruments covered by insurance policies.
In addition, a single enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities’ credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar period of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect the Fund or its shareholders from losses caused by declines in a bond’s market value.
Municipal instruments purchased by the Fund may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. A change in the credit quality of these banks and financial institutions could, therefore, cause loss to a Fund that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.
The Fund may invest in municipal leases, which may be considered liquid under guidelines established by the Trust’s Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Trust’s Board of Trustees, also will consider the marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

NON-DIVERSIFICATION RISK. Non-diversification risk is the risk that a non-diversified Fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments. The Fund is classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer.
The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.
REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, the Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or sub-custodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable. If the Fund enters into a repurchase agreement with a foreign financial institution, it may also be subject to risks associated with foreign investments. (see “Foreign Investments – General” above.)

REVERSE REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, the Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Fund may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.
RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. To the extent consistent with its investment objectives and strategies, the Fund may invest in or hold medium and lower quality securities. Fixed-income securities rated Baa3 or BBB- are considered medium quality obligations with speculative characteristics. Fixed-income securities rated below Baa3 or BBB- are considered lower quality and are regarded as having significant speculative characteristics. Investment grade bonds are rated at least Baa3 by Moody’s Investor Service, Inc. (“Moody’s”) or BBB- by Standard & Poors Rating Service (“S&P”) , the equivalent by another NRSRO or, if unrated, of equal quality in the opinion of the Investment Adviser. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. Lower quality securities are considered predominantly speculative by traditional investment standards. In some cases, these lower quality obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different than those for investment-grade securities. The risk of loss through default is greater because lower quality securities usually are unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of the Fund’s NAV per share.
There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower quality securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in the portfolio of investments.
The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.
The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities, which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They also are issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and generally are less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.
A holder’ s risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation will be uncertain. The Fund also may incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as the Fund’s NAV. In general, both the prices and yields of lower quality securities will fluctuate.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed-income securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.
The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.
In certain circumstances, it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, the Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-quality convertible securities held by the Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.
The ratings of S&P, Dominion Bond Rating Service Limited (“Dominion”), Moody’s and Fitch evaluate the safety of a lower quality security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower quality securities the Fund purchases. Because of this, the Fund’s performance may depend more on the Investment Adviser’s credit analysis than is the case of funds investing in higher quality securities.
In determining whether the Fund should continue to hold a security that has been downgraded to a lower quality security subsequent to its purchase by the Fund, the Investment Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund’s investment portfolio. The Investment Adviser monitors the issuers of lower quality securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.
SECURITIES LENDING. Although the Fund currently does not intend to lend its securities, it may do so in the future. Collateral for loans of portfolio securities made by the Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When the Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment in borrowed collateral. The Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.
SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. To the extent consistent with its investment policies, the Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by NTI); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits, bank notes and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody's, “ A-1” by S&P or, if unrated, of comparable quality as determined by NTI; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in

Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of NTI, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis.
Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.
STANDBY COMMITMENTS. The Fund may enter into standby commitments with respect to municipal instruments held by the Fund. Under a standby commitment, a dealer agrees to purchase at the Fund’s option a specified municipal instrument. Standby commitments may be exercisable by the Fund at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.
The Funds expect that standby commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by the Fund will not exceed 1⁄2 of 1% of the value of the Fund’s total assets calculated immediately after each standby commitment is acquired.
The Fund intends to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser’s opinion, present minimal credit risks. The Fund will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining NAV. Accordingly, where the Fund pays directly or indirectly for a standby commitment, the Fund’s costs will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.
STRIPPED SECURITIES. To the extent consistent with its investment policies, the Fund may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” The Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.
Other types of stripped securities may be purchased by the Fund, including stripped mortgage-backed securities (“SMBS”). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be recouped fully. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust’ s Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the NAV per share.
STRUCTURED SECURITIES. To the extent consistent with its investment objective and strategies, the Fund may purchase structured securities. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.
The Fund’ s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.
SUPRANATIONAL BANK OBLIGATIONS. The Fund, to the extent consistent with its investment objective and strategies, may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

TRUST PREFERRED SECURITIES. The Fund may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell their holdings. In identifying the risks of the trust preferred securities, NTI will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as the Fund.

U.S. GOVERNMENT OBLIGATIONS. To the extent consistent with its investment objectives and strategies, the Fund may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations generally are considered illiquid.
VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”). With respect to the variable and floating rate instruments that may be acquired by the Fund, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Fund’s quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.
The Fund will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Fund. In determining weighted average portfolio maturity, an instrument may, subject to the SEC’s regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. Variable and floating rate instruments eligible for purchase by the Fund include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.
Variable and floating rate instruments also include leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Fund may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Fund.
Variable and floating rate instruments including inverse floaters held by the Fund will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.
WARRANTS. To the extent consistent with its investment policies, the Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.
YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Fund may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Dominion, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.
ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. The Fund may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.
PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.
Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.
INVESTMENT RESTRICTIONS

The Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of the Fund’s outstanding shares as described in “Description of Shares” on page 40.

The Fund may not:
1) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.
2) Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or from acquiring securities of real estate investment trusts or other issuers that deal in real estate.
3) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).
4) Act as underwriter of securities, except as the Fund may be deemed to be an underwriter under the Securities Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.
5) Borrow money, except (i) that to the extent permitted by applicable law (a) the Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Fund may purchase securities on margin; and (ii) that (a) collateral arrangements in connection with short sales, options, futures, options on futures or other permitted investment practices and collateral arrangements with respect to initial or variation margin for such transaction will not be deemed to be a pledge or other encumbrance of the Fund’s assets, and (b) assets held in escrow or in a separate account in connection with the Fund’s permitted investment practices will not be considered to be borrowings or deemed to be a pledge or other encumbrance of the Fund’s assets. If due to market fluctuations or other reasons the Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Fund in accordance with the 1940 Act.

6) Issue any senior security, except as permitted under the 1940 Act, as amended and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
7) Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries). For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Notwithstanding other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), the Fund may purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC.
The Fund interprets its policy with respect to concentration in a particular industry or group of industries under Fundamental Investment Restriction 7 above, to apply to direct investments in the securities of issuers in a particular industry or group of industries, generally as classified by the Global Industry Classification Standard or other similar classification system in the event that the Global Industry Classification Standard is no longer in use. In addition, for the purpose of its concentration policy: (a) the Fund will consider each industry as classified by the Global Industry Classification Standard as a separate industry; (b) industrial development bonds issued by non-governmental issuers may be considered to be issued by members of an industry (non-governmental issuers are issuers other than the U.S. government (including its agencies and instrumentalities) and state or municipal governments and their political subdivisions); (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (d) the Fund takes the position that privately issued mortgage-related securities, or any asset-backed securities, do not represent interests in a separate “ industry” or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction No. 5) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of the Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction No. 5, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.
CONTINUOUS OFFERING
The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not “ underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

PORTFOLIO HOLDINGS
The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Fund’s shareholders. The policy provides that neither the Fund nor its Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose the Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any commingled fund portfolio which contains identical holdings as the Fund. Under the policy, neither the Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. The Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible website. Information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Fund’s website.
Under the policy, each business day before commencement of trading in shares the Fund will disclose on its website the identities and quantities of the Fund's portfolio holdings that will form the basis for the Fund's calculation of NAV at the end of the Business Day. In addition, the Fund’s portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (defined below) and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Fund in the secondary market. The Distributor may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects the Fund’s anticipated holdings on the following business day. The “Authorized Participants” are generally large institutional investors that have been authorized by the Distributor to purchase and redeem large blocks of shares (known as Creation Units) pursuant to legal requirements, including the exemptive order granted by the SEC, to which the Fund offers and redeems shares.
Other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only in limited circumstances. Third-party recipients will be required to keep all portfolio holdings information confidential and prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s Chief Compliance Officer (“CCO”). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and Authorized Participants that sell shares of the Fund) only upon approval by the CCO, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Adviser and its affiliates; the Fund’s independent registered public accounting firm; the Fund’s distributor, administrator and custodian; the Fund’s legal counsel, Drinker Biddle & Reath LLP, the non-interested Trustees’ counsel, K&L Gates LLP, the Fund’s financial printer, R.R. Donnelly; and the Fund’s proxy voting service (RiskMetrics Group). These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with the Fund seeking portfolio securities trading recommendations. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.
The Fund discloses its portfolio holdings and the percentages they represent of the Fund’s net assets at least monthly, and as often as each day the Fund is open for business, on the Fund’s website. More information about this disclosure is available at www.flexshares.com. The Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so. Portfolio holdings will be disclosed through required filings with the SEC. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain the Fund’s Forms N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, the Fund’s Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’ s website or the operation of the public reference room.

Under the policy, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

MANAGEMENT OF THE TRUST
TRUSTEES AND OFFICERS
The Board of Trustees of the Trust is responsible for the management and business and affairs of the Trust. Set forth below is information about the Trustees and Officers of the FlexShares Trust as of the date of this SAI. A brief statement of their present positions and principal occupations during the past five years is also provided.

NAME, ADDRESS,(1) AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS(4)
NON-INTERESTED TRUSTEES
Sarah N. Garvey Age: 61 Trustee since July 2011	• Vice President of Corporate Relations of The Boeing Company (a manufacturer of commercial and military airplanes and aerospace products) from 2007 to 2008;	13	None
	• Chairman of the Board of John G. Shedd Aquarium from 2009 to 2012;
	• Chairman of the Board of Navy Pier since 2011;
	• Member of the Board of Directors of the Metropolitan Pier and Exposition Authority from 2010 to 2012;
	• Member of the Board of Directors of The Civic Federation since 2004
Philip G. Hubbard Age: 62 Trustee since July 2011	• Managing Partner of Solidian Fund, LP and Solidian Management, LLC (a fund of hedge funds platform for family and friends investments) since 2001;	13	None
	• President of Hubbard Management Group, LLC (a personal investment vehicle) since 2001;
	• Chairman of the Board of Trustees of the Wheaton College Trust Company, N.A. since 2004;
	• Member since 1998 of the Board of Trustees of Wheaton College; Vice Chairman since 2009;
	• Chairman of the Board of Directors of the English Language Institute/China (a nonprofit educational organization) since 1993;
	• Member of the Board of Directors of The Film Department, LLC (an independent movie company) from 2008 to 2010;

NAME, ADDRESS,(1) AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS(4)
	• Member of the Board of Directors of BMO Harris Bank Winnetka N.A. from 1996 to 2009.
Eric T. McKissack Age: 59 Trustee and Chairman since July 2011	• CEO and Founder of Channing Capital Management, LLC (a, SEC registered investment adviser) since 2004;	13	None
	• Member of the Board of Directors of ICMA Retirement Corporation (an SEC registered investment adviser providing retirement administration services) from 2005 to 2012;
	• Member of the Board of Trustees, the Investment Committee, and the Finance Committee of the Art Institute of Chicago since 2002;
	• Member of the RIC Tree of Life Board of the Rehabilitation Institute of Chicago since 2001.
INTERESTED TRUSTEE
Shundrawn A. Thomas(5) Age: 39 Trustee and President of the Trust since July 2011	• Managing Director and Global Business Head of the Exchange-Traded Funds Group at Northern Trust Global Investments since 2010;	13	None
	• President of Northern Trust Securities, Inc. (a wholly owned subsidiary of Northern Trust Corporation) from 2008 to 2010;
	• Head of Corporate Strategy at the Northern Trust Corporation from 2005 to 2008;
	• Member of the Board of Trustees of Wheaton College and Secretary of the Finance Committee, Investment Committee and Compensation Committee since May 2009;
	• Member of the Board of Trustees of the Wheaton College Trust Company since 2009;
	• Member of the Board of Directors of Urban Ministries, Inc. (a publishing and communications company) since 2006;

NAME, ADDRESS,(1) AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS(4)
• Partner at Tree of Life Resources, LLP (a multi media company) since 2005.

(1)	Each Non-Interested Trustee may be contacted by writing to the Trustee, c/o Paul Dykstra, K&L Gates LLP, 70 West Madison Street, Suite 3100, Chicago, IL 60602. Mr. Thomas may be contacted by writing to him at 50 S. LaSalle St., Chicago, Illinois 60603.
(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust.
(3)	The “Fund Complex” consists of the Trust.
(4)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the 1940 Act.
(5)	An “interested person,” as defined by the 1940 Act. Mr. Thomas is deemed to be an “interested” Trustee because he is an officer of NTI and its parent company.
OFFICERS OF THE TRUST

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Craig R. Carberry, Esq. Age: 53 50 South LaSalle Street Chicago, IL 60603 Secretary since July 2011	Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisers, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of NETS Trust from 2008 to 2009; Secretary of Northern Institutional Funds since 2010; Secretary of Northern Funds since 2010; Secretary of Northern Trust Equity Long/Short Strategies Fund since 2011.
Joseph H. Costello Age: 39 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since July 2011	Vice President, The Northern Trust Company and Compliance Manager for Northern Trust Global Investments, since 2003.
Randal Rein Age: 43 50 South LaSalle Street Chicago, IL 60603 Treasurer and Principal Financial Officer since July 2011	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of the Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010.
Peter K. Ewing Age: 54 50 South LaSalle Street Chicago, IL 60603 Vice President since July 2011	Director of ETF Product Management, Northern Trust Investments, Inc. and Senior Vice President, The Northern Trust Company, since September 2010; Chief Operating Officer of Guggenheim Transparent Value, from July 2009 to January 2010; Senior Vice President, Managing Director of ETF Group, Northern Trust Investments, N.A., and Senior Vice President, The Northern Trust Company, from November 2006 to June 2009.

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Marie E. Dzanis Age: 45 50 South LaSalle Street Chicago, IL 60603 Vice President since July 2011	Director of ETF Sales and Servicing, Northern Trust Investments, Inc. since 2011; Principal and Eastern U.S. Manager for iShares at BlackRock Institutional Trust Company from 2007 to 2010; Vice President and Eastern U.S. Sales Manager, J.P. Morgan Asset Management from 2002 to 2007.
Peter J. Flood Age: 55 50 South LaSalle Street Chicago, IL 60603 Vice President since July 2011	Director of ETF Investment Strategy, Northern Trust Investments, Inc. since 2010; Portfolio Manager, Northern Trust Investments, Inc. since 2007; Director of Fixed Income Strategy, Northern Trust Investments, Inc., from 2004 to 2010.
Allison Grant Williams Age: 56 50 South LaSalle Street Chicago, IL 60603 Vice President since July 2011	Chief Administrative Officer of the Exchange-Traded Funds Group at Northern Trust Investments, Inc. since 2011; Director of University Relations at CFA Institute from 2008 to 2010; President and Owner, Grant Partners, L.L.C. from 2003 to 2010.
Darlene Chappell Age: 50 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Officer since July 2011	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and The Northern Trust Company of Connecticut, Northern Funds, Northern Institutional Funds, and NT Alpha Strategies Fund since 2009 and NT Long/Short Equity Strategies Fund since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006.
Jeannie K. Thai Age: 42 70 Fargo Street Boston, MA 02210 Assistant Treasurer since December 2012	Assistant Vice President, JPMorgan Chase Bank, N.A., formerly serving as Assistant Treasurer of JPMorgan (July 2007 to January 2012).
Kelli O’Brien Age: 30 70 Fargo Street Boston, MA 02210 Assistant Secretary since June 2012	Vice President, Regulatory Administration Advisor, JPMorgan Chase Bank, N.A. since 2011; Assistant Vice President, Investor Services Associate Counsel, Brown Brothers Harriman & Co. from 2008 to 2011; Investor Services Associate, Brown Brothers Harriman & Co. 2006 to 2008.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

Certain officers hold comparable positions with certain other investment companies of which NTI, JPMorgan Chase Bank, N.A. or an affiliate thereof is the investment adviser, administrator, custodian, transfer agent.

BOARD COMMITTEES
The Board has established a standing Audit Committee and a Governance Committee in connection with its governance of the Trust.

The Audit Committee consists of Mr. Hubbard (chair), Mr. McKissack and Ms. Garvey. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”). The responsibilities of the Audit Committee are to assist the Board in overseeing the Trust’s independent registered public accounting firm, accounting policies and procedures and other areas relating to the Trust’s auditing processes. The Audit Committee is responsible for selecting and recommending to the full Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Trust. The Audit Committee also is responsible for pre-approving permitted non-

audit services to be provided by the independent registered public accounting firm to: (1) the Adviser; and (2) any entity in a control relationship with the Adviser that provides ongoing services to the Trust, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Trust. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board. The Audit Committee met four times during the last fiscal year ended October 31, 2012.
The Governance Committee consists of Ms. Garvey (chair), Mr. Hubbard and Mr. McKissack. The Board has determined that each member of the Governance Committee is an Independent Trustee. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as Independent Trustees, reviewing and making recommendations regarding Trustee compensation and developing policies regarding Trustee education. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Fund’s Prospectus and should be directed to the attention of the FlexShares Trust Governance Committee, care of the Secretary of the Trust. The Governance Committee met four times during the last fiscal year ended October 31, 2012.

LEADERSHIP STRUCTURE AND QUALIFICATIONS OF THE BOARD OF TRUSTEES

The Board is responsible for oversight of the Trust. The Trust has engaged the Adviser to manage the Funds of the Trust on a day-to-day basis. The Board oversees the Adviser and certain other principal service providers in the operations of the Funds. The Board currently is composed of four Trustees, three of whom are Independent Trustees. The Board believes that having Mr. Thomas serve as an interested Trustee brings management insight that is important to certain of the Board’s decisions and also in the best interest of shareholders. The Board meets in-person at regularly scheduled meetings currently anticipated to occur four times in a year. In addition, the Board members may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also expect to meet separately in executive session, including with independent trustee counsel. The Trustees believe that these meetings will help mitigate conflicts of interest. The Trustees also believe that the executive sessions will allow the Independent Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.
As stated above, the Board has established a standing Audit Committee and a Governance Committee to assist the Board in fulfilling its oversight responsibilities. The Board also may establish ad hoc committees or working groups from time to time to aid in its oversight. The Independent Trustees have engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by Eric McKissack, an Independent Trustee. As Chair, this Independent Trustee leads the Board in its activities. Also, the Chair acts as a member of the Audit and Governance Committees (and may serve as a member of each subsequently established standing or ad hoc committee). The Trustees have determined that the Board’s leadership and committee structure is appropriate because the Board believes that it sets the proper tone to the relationships between the Trust, on the one hand, and the Adviser and certain other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships.
The Board has concluded that, based on each Board member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board members, each Board member should serve as a Board member. Among other attributes common to all Board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Trust, and to exercise reasonable business judgment in the performance of their duties as Board members. In addition, the Board will take into account the actual service and commitment of the Board members during their tenure in determining whether each should continue to serve. A Board member’s ability to perform his or her duties effectively may have been attained through a Board member’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of other funds, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Board member.
Non-Interested Trustees:

Ms. Garvey. Ms. Garvey is a former partner of Deloitte & Touche LLP and has more than 20 years experience in tax accounting. She previously served as Vice President of Corporate Relations and Vice President of State and Local Government Relations for Boeing Co. She is chair of the Board of Chicago’s Navy Pier and the immediate past chair of Chicago’s Shedd Aquarium. She is a Certified Public Accountant and holds bachelors and masters degrees in accounting.
Mr. Hubbard. Mr. Hubbard has served for 11 years as president of the Hubbard Management Group, LLC, and as managing partner for Solidian Fund, L.P. and Solidian Management, LLC. He previously served for 13 years on the Board of Harris Bank Winnetka and is a Certified Public Accountant. In addition, Mr. Hubbard serves on the Board of Trustees of Wheaton College, is the chairman of the Wheaton College Trust Company and of the English Language Institute/China. He holds a bachelors degree in economics and a masters degree in business administration.
Mr. McKissack. Mr. McKissack is the Chief Executive Officer and Founder of Channing Capital Management, LLC, a registered investment adviser. Mr. McKissack also serves on the Board of the Art Institute of Chicago and on the Board of the Rehabilitation Institute of Chicago. He also served on the Board of the ICMA Retirement Corporation, a non-profit provider of retirement administration services. He is a Chartered Financial Analyst.
Interested Trustee:

Mr. Thomas. Mr. Thomas is the Managing Director and Global Business Head of the Exchange-Traded Funds Group of Northern Trust Global Investments. Previously he was President and Chief Executive Officer of Northern Trust Securities, Inc. He also served as Senior Vice President, Head of Corporate Strategy for Northern Trust Corporation. Mr. Thomas also is on the boards of several non-profit corporations and colleges. He holds a bachelors degree in accounting and a masters of business administration.
RISK OVERSIGHT

Investing in general and the operation of exchange-traded funds involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Trust. Risk oversight is addressed as part of various regular Board and Audit Committee activities. The Board reviews reports from, among others, the Investment Adviser, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Trust and the risk management programs of the Investment Adviser and certain service providers. The actual day-to-day risk management with respect to the Trust resides with the Investment Adviser and other service providers to the Trust. The Investment Adviser has a dedicated risk management function that is headed by a chief risk officer. Although the risk management policies of the Investment Adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust or the Investment Adviser, its affiliates or other service providers.

Trustee Ownership of Fund Shares
The following table shows the dollar range of shares of the Fund owned by each Trustee.

Information as of December 31, 2012
Name of Non-Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
Sarah N. Garvey	None	None
Philip G. Hubbard	None	None
Eric T. McKissack	None	None

Information as of December 31, 2012
Name of Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
Shundrawn A. Thomas	($1 – $10,000)	Over $100,000

[1]	The Family of Investment Companies consists only of the Funds of FlexShares Trust. Messrs. Hubbard and McKissack each have an economic interest in the Trust by virtue of their participation in the Trust’s deferred compensation plan (the “DC Plan”) for its non-interested Trustees. Under the DC Plan, a non-interested Trustee may elect to have his or her deferred compensation treated as if it had been invested by the Trust in shares of the FlexShares Morningstar US Market Factor Tilt Index Fund and/or the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund. The amount paid to the Trustees under the DC Plan will be determined based upon the performance of these investments.
TRUSTEE AND OFFICER COMPENSATION
The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons may be larger than the fees paid to other members of the Trust’s Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry. The Trust does not provide pension or retirement benefits to its Trustees. Each non-interested Trustee is entitled to participate in the Trust’s DC Plan. Under the DC Plan, a non-interested Trustee may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Trust in shares of the FlexShares Morningstar US Market Factor Tilt Index Fund and/or the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund. The amount paid to the Trustees under the DC Plan will be determined based upon the performance of such investments.
The following table sets forth important information with respect to the compensation of each non-interested and interested Trustee of the Trust:

Name of Trustee	Aggregate Compensation from Trust[1]	Compensation from Fund[2]
Non-Interested Trustees
Sarah N. Garvey	$ 50,000	$ 30
Philip G. Hubbard	$ 50,000	$ 30
Eric T. McKissack	$ 50,000	$ 30
Interested Trustee
Shundrawn A. Thomas	None	None

1The amounts represent the compensation received by the Trustees for the fiscal year ended October 31, 2012. Effective January 1, 2013, the non-interested Trustees receive an annual retainer of $55,000, and the chairs of the Board and each Committee receive an additional annual retainer of $10,000. Ms. Garvey did not defer any compensation during the fiscal year ended October 31, 2012. Mr. Hubbard elected to defer $17,500 of $50,000 total compensation during the fiscal year ended October 31, 2012 and earned $381 in accrued interest from the deferred compensation. Mr. McKissack elected to defer $17,500 of $50,000 total compensation during the fiscal year ended October 31, 2012 and earned $424 in accrued interest from the deferred compensation.
2As of October 31, 2012 the Fund had not completed a full year of operations. Trustee compensation amounts reflect estimated amounts for the fiscal year ending October 31, 2013.

The Trust’ s officers do not receive fees from the Trust for services in such capacities. NTI receives fees from the Trust as Investment Adviser. Messrs. Carberry, Costello, Ewing, Flood, Rein and Thomas and Mses. Chappell, Dzanis and Williams are officers of NTI and/or its affiliates.

Control Persons and Principal Holders of Securities

The Trustees and officers of the Trust collectively owned less than 1% of the Fund’s outstanding shares as of February 1, 2013.
Although the Trust does not have information concerning the beneficial ownership of shares nominally held by Depository Trust Company (“DTC”), as of February 1, 2013, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund was as follows:

Nominee Name/Address	Percentage Ownership
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	25.00%
National Financial Services P.O. Box 673004 Dallas, TX 75267-3004	20.00%
Charles Schwab & Co., Inc. P.O. Box 64930 Phoenix, AZ 85082-4930	12.50%
BNY Mellon 525 William Penn Place Pittsburgh, PA 15259	7.50%
Scottrade Inc. P.O. Box 31759 Saint Louis, MO 63131	5.00%

CODE OF ETHICS
The Trust and its Investment Adviser have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.
INVESTMENT ADVISER
NTI, a subsidiary of The Northern Trust Company (“TNTC”) and an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.
NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.
TNTC is the principal subsidiary of Northern Trust Corporation. TNTC is located at 50 South LaSalle Street, Chicago, Illinois 60603.
TNTC is a member of the Federal Reserve System. Since 1889, TNTC has administered and managed assets for individuals, institutions and corporations. Unless otherwise indicated, NTI and TNTC are referred to collectively in this SAI as “Northern Trust.”

As of December 31, 2012, Northern Trust Corporation, through its affiliates, had assets under investment management of $758.9 billion and assets under custody of $4.8 trillion.

Investment Advisory and Ancillary Services Agreement
Under the Trust’s Investment Advisory and Ancillary Services Agreement with the Investment Adviser for the Fund (the “Advisory Agreement”), the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for the Fund and also provides certain ancillary services.

The Investment Adviser also is responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the FlexShares Trust). In making investment recommendations for the Fund, if any, investment advisory personnel may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Fund’s accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Fund from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.
The Advisory Agreement has been approved by the Board of Trustees, including the “non-interested” Trustees and the initial shareholder of the Fund prior to the initial offering of shares of the Fund.

The Advisory Agreement provides that generally in selecting brokers or dealers to place orders for transactions on: (i) common and preferred stocks, the Investment Adviser shall use its best judgment to obtain the best overall terms available; and (ii) on bonds and other fixed-income obligations, the Investment Adviser shall attempt to obtain best net price and execution or, use its best judgment to obtain the best overall terms available.

Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are normally traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will often deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Fund and/or other accounts over which the Investment Adviser or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Fund’s commissions may not be used in managing the Fund. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Fund and to such other accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products or services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.
The Investment Adviser and its affiliates also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Investment Adviser must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Investment Adviser will pay for the non-research portion of the mixed-use items with hard dollars.
Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the advisory fees payable to the Investment Adviser by the Fund. The Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.
The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Fund’s interests.
On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary or agency accounts of the Investment Adviser, the Advisory Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund or the amount of the securities that are able to be sold for the Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Advisory Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s opinion of the reliability and quality of the broker or dealer.
The Advisory Agreement provides that the Investment Adviser may render similar services to others so long as its services under the Advisory Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses.

Pursuant to the Advisory Agreement, the Investment Adviser is responsible for most of the operating expenses of the Fund, except: (i) its advisory fees payable under the Advisory Agreement; (ii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (iii) interest expenses; (iv) brokerage expenses and other expenses (such as stamp taxes) in connection with the execution of portfolio transactions or in connection with creation and redemption transactions; (v) compensation and expenses of the non-interested trustees; (vi) compensation and expenses of counsel to the non-interested trustees; (vii) tax expenses; and (viii) extraordinary expenses, as determined under generally accepted accounting principles. For its services to the Fund, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of the Fund’s average daily net assets).

FlexShares ® Ready Access Variable Income Fund	0.25%
Unless sooner terminated, the Trust’s Advisory Agreement will continue in effect with respect to the Fund until June 30, 2013, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually: (i) by the vote of a majority of the Trustees who are not parties to the agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by the Trustees or by the vote of a majority of the outstanding shares of the Fund (as defined under “Description of Shares”). The Advisory Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser on 60 days’ written notice. The table below provides the actual aggregate advisory fees paid by the Fund during the fiscal year ended October 31, 2012.

NAME OF FUND	ADVISORY FEES PAID
FlexShares ® Ready Access Variable Income Fund(1)	$ 1,126

(1)	The FlexShares Ready Access Variable Income Fund commenced operations on October 9, 2012
NTI has contractually agreed to reimburse the Fund the fees and expenses of the non-interested trustees and the legal counsel to the non-interested trustees allocated to the Fund until March 1, 2014. After this date, NTI and the Fund may mutually agree to extend the contractual arrangement. The Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders. The table below provides the reimbursements made to the Fund during the fiscal year ended October 31, 2012.

NAME OF FUND	EXPENSE REIMBURSEMENTS BY NTI
FlexShares ® Ready Access Variable Income Fund(1)	$ 95

(1)	The FlexShares Ready Access Variable Income Fund commenced operations on October 9, 2012.

Under the Advisory Agreement with FlexShares Trust, Northern Trust Corporation agrees that the name “FlexShares” may be used in connection with the Trust’s business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “FlexShares” to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name “FlexShares.”

The table below shows the aggregate dollar amount of brokerage commissions paid by the Fund during the fiscal year ended October 31, 2012.

NAME OF FUND	BROKERAGE COMMISSIONS	AMOUNT OF TRANSACTIONS INVOLVED
FlexShares ® Ready Access Variable Income Fund(1)	$ 0	$ 0

(1)	The FlexShares Ready Access Variable Income Fund commenced operations on October 9, 2012
The value of the FlexShares Ready Access Variable Income Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) if any portion of such holdings were purchased during the period ended October 31, 2012 are as follows:

Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Credit Suisse Securities (USA) LLC	D	252
J.P. Morgan Securities, Inc.	D	305
There were no brokerage commissions paid to any affiliated broker or dealer of NTI during the fiscal year ended October 31, 2012.

PORTFOLIO MANAGERS

NAME OF FUND	PORTFOLIO MANAGERS
FlexShares ® Ready Access Variable Income Fund	Peter Yi and Bilal Memon
Accounts Managed by Portfolio Managers
The table below discloses accounts within each type of category listed below for which Peter Yi was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2012.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares ® Funds:	1	$ 7,500,000	0	$ 0
Other Registered Investment Companies:	8	$ 51,472,587,254	0	$ 0
Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
Other Accounts:	1	$ 500,000,000	0	$ 0
The table below discloses accounts within each type of category listed below for which Bilal Memon was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2012.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares ® Funds:	1	$ 7,500,000	0	$ 0

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Other Registered Investment Companies:	0	$ 0	0	$ 0
Other Pooled Investment Vehicles:	2	$ 26,000,000,000	0	$ 0
Other Accounts:	11	$ 7,000,000,000	0	$ 0
Material Conflicts of Interest
The Investment Adviser’s portfolio managers are often responsible for managing one or more FlexShares Funds, as well as other accounts, including mutual funds, separate accounts and other pooled investment vehicles. The Fund’s manager may manage a mutual fund, separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with the Investment Adviser than the Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, due to varying investment restrictions among accounts and for other reasons, that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Trust have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies.
The Investment Adviser will give advice to and make investment decisions for the Trust as it believes is in the fiduciary interest of the Trust. Advice given to the Trust or investment decisions made for the Trust may differ from, and may conflict with, advice given or investment decisions made for the Investment Adviser or its affiliates or other funds or accounts managed by the Investment Adviser or its affiliates. For example, other funds or accounts managed by the Investment Adviser may sell short securities of an issuer in which the Trust has taken, or will take, a long position in the same securities. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Trust and such increase in price would be to the Trust’s detriment. Conflicts may also arise because portfolio decisions regarding the Trust may benefit the Investment Adviser or its affiliates or another account or fund managed by the Investment Adviser or its affiliates. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by (and therefore benefit) another account or fund managed by the Investment Adviser or its affiliates, and the purchase of a security or covering a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) another account or fund managed by the Investment Adviser or its affiliates. Actions taken with respect to the Investment Adviser and its affiliates’ other funds or accounts managed by them may adversely impact the Fund, and actions taken by the Fund may benefit the Investment Adviser or its affiliates or its other funds or accounts.
To the extent permitted by applicable law, the Investment Adviser may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Fund. These payments may be made out of the Investment Adviser’s assets, or amounts payable to the Investment Adviser rather than as a separately identifiable charge to the Fund. These payments may compensate Intermediaries for, among other things: marketing the Fund; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or, administrative services.
Portfolio Manager Compensation Structure
The compensation for the portfolio managers of the Fund is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the Fund or the amount of assets held in the Fund. Moreover, no material differences exist between the compensation structure for Fund accounts and other types of accounts.
Disclosure of Securities Ownership
As of the date of this SAI, no portfolio manager owned shares of the Fund.
PROXY VOTING
The Trust has delegated the voting of portfolio securities to its Investment Adviser. The Investment Adviser has adopted proxy voting policies and procedures applicable to Northern Trust Corporation and its affiliates (the “ Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Fund.
A Proxy Committee comprised of senior investment and compliance officers of the Investment Adviser has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Adviser has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee will apply the Proxy Guidelines as discussed below to any such recommendation.
The Proxy Guidelines provide that the Investment Adviser will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that the Investment Adviser will generally vote in favor of proposals to:
•	Repeal existing classified boards and elect directors on an annual basis;
•	Adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);
•	Lower supermajority shareholder vote requirements for charter and bylaw amendments;
•	Lower supermajority shareholder vote requirements for mergers and other business combinations;
•	Increase common share authorizations for a stock split;
•	Implement a reverse stock split;
•	Approve an ESOP (employee stock ownership plan) or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans; and
•	Adopt certain social and environmental issues regarding discrimination, disclosures of environmental impact and corporate sustainability, when appropriate.
The Proxy Guidelines also provide that the Investment Adviser will generally vote against proposals to:
•	Classify the board of directors;
•	Require that poison pill plans be submitted for shareholder ratification;
•	Adopt dual class exchange offers or dual class recapitalizations;
•	Require a supermajority shareholder vote to approve mergers and other significant business combinations;
•	Require a supermajority shareholder vote to approve charter and bylaw amendments; and
•	Adopt certain social and environmental proposals deemed unwarranted by the company’s board of directors.
In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company’s state of incorporation and an increase in authorized common stock.

Except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interest of the Fund. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.
The Investment Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, the Investment Adviser may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, the Investment Adviser may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Investment Adviser may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which the Investment Adviser has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by the Fund. The Investment Adviser seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including without limitation the following: (i) voting in accordance with the Proxy Guidelines based recommendation of the Service Firm; (ii) voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; (iii) voting pursuant to client direction by seeking instructions from the Board of Trustees; (iv) or by voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which the Investment Adviser does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.
The Investment Adviser may choose not to vote proxies in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at the Investment Adviser who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.
This summary of the Trust’s Proxy Voting Policies and Proxy Guidelines is also posted in the resources section of the Trust’s website. You may also obtain, upon request and without charge, a paper copy of the Trust’s Proxy Voting Policies and Proxy Guidelines or a Statement of Additional Information by calling 1-855-FLEXETF (1-855-353-9383).
Information regarding how the Fund voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be made available, without charge, upon request, by contacting the Investment Adviser or by visiting the SEC’s website at www.sec.gov.
ADMINISTRATOR

JPMorgan Chase Bank, N.A. (the “Administrator”), One Beacon Street, Boston, Massachusetts 02108, acts as Administrator for the Fund under a Fund Servicing Agreement with the Trust. Subject to the general supervision of the Trust’s Board of Trustees, the Administrator provides supervision of all aspects of the Trust’s non-investment advisory operations and performs various administration, compliance, accounting and regulatory services, including but not limited to: (i) providing office facilities and furnishing corporate officers for the Trust; (ii) coordination, preparation and review of financial statements; (iii) monitoring compliance with federal tax and securities laws; (iv) performing certain functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust’s bills, preparing monthly reconciliation of the Trust’s expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (v) maintaining the Trust books and records in accordance with applicable statutes, rules and regulations; (vi) preparing post-effective amendments to the

Trust’s registration statement; (vii) calculating the Fund’s NAV; (viii) accounting for dividends and interest received and distributions made by the Trust; and (ix) preparing and filing the Trust’s federal and state tax returns (other than those required to be filed by the Trust’s Custodian and Transfer Agent) and providing shareholder tax information to the Trust’s Transfer Agent.
Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Administrator is entitled to asset-based fees in the amount of .015% of assets under management for accounting services and .025% of assets under management for administration services, subject to a certain minimum fee. The initial term of the Administration Agreement is three years. The Administration Agreement will renew each year following the initial term, unless at least sixty days notice is given prior to the end of a term. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the fees of the Administrator.
DISTRIBUTOR
Foreside Fund Services, LLC (“Foreside” or the “Distributor”), a Delaware limited liability company, serves as the distributor of Creation Units for the Fund on an agency basis. The Trust has entered into a Distribution Agreement under which Foreside, as agent, receives orders from Authorized Participants to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Trust’s Custodian and Transfer Agent. The Distributor’s principal address is 3 Canal Plaza, Portland, Maine 04101. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “ 1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”). Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units Aggregations.” The Distributor also acts as an agent for the Trust for those activities described within the Distribution Agreement. The Distributor will deliver a prospectus to Authorized Participants purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it to Authorized Participants. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. No compensation is payable by the Trust to Foreside for such distribution services. However, the Investment Adviser has entered into an agreement with Foreside under which it makes payments to Foreside in consideration for its services under the Distribution Agreement. The payments made by the Investment Adviser to Foreside do not represent an additional expense to the Trust or its shareholders.
DISTRIBUTION AND SERVICE PLAN
As stated in the Fund’s Prospectus, the Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 with respect to shares of the Fund. However, no 12b-1 fee is currently charged to the Fund, and the Fund does not expect to pay any 12b-1 fees during the current and next fiscal years. Pursuant to the Plan, the Fund may enter into agreements from time to time with financial intermediaries providing for support and/or distribution services to customers of the financial intermediaries who are the beneficial owners of Fund shares. Under the agreements, the Fund may pay financial intermediaries up to 0.25% (on an annualized basis) of the average daily NAV of the shares beneficially owned by their customers. Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers and mutual fund “supermarkets,” as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.
Any amendment to increase materially the costs under the Distribution and Service Plan with respect to the Fund must be approved by the holders of a majority of the outstanding shares of the Fund. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such Non-Interested Trustees.
TRANSFER AGENT

Under its Agency Services Agreement with the Trust, JPMorgan Chase Bank, N.A. (“Transfer Agent”) as Transfer Agent has undertaken to perform some or all of the following services: (i) perform and facilitate the performance of purchases and redemptions of Creation Units; (ii) prepare and transmit payments for dividends and distributions; (iii) record the issuance of shares and maintain records of the number of authorized shares; (iv) prepare and transmit information regarding purchases and redemptions of shares; (v) communicate information regarding purchases and redemptions of shares and other relevant information to appropriate parties; (vi) maintain required books and records; and (vii) perform other customary services of a transfer agent and dividend disbursing agent for an ETF (exchange traded fund).

As compensation for the services rendered by the Transfer Agent under the Agency Services Agreement the Transfer Agent is entitled to reasonable out-of-pocket or incidental expenses as provided under the Agency Services Agreement. The initial term of the Agency Services Agreement is three years. The Agency Services Agreement will renew each year following the initial term, unless at least sixty days notice is given prior to the end of a term. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the expenses of the Transfer Agent.
CUSTODIAN

Under its Global Custody Agreement with the Trust, JPMorgan Chase Bank, N.A. (the “Custodian”) (i) holds the Fund’s cash and securities; (ii) maintains such cash and securities in separate accounts in the name of the Fund; (iii) receives, delivers and releases securities on behalf of the Fund; (iv) collects and receives all income, principal and other payments in respect of the Fund’s investments held by the Custodian; and (v) maintains a statement of account for each account of the Trust. The Custodian may employ one or more sub-custodians, provided that the Custodian shall be liable for direct losses due to the sub-custodian’s insolvency or the sub-custodian’s failure to use reasonable care, fraud or willful default in the provision of its services. The Custodian will enter into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Fund’s foreign securities.

As compensation for the services rendered under the Global Custody Agreement with respect to the Trust by the Custodian to the Fund, the Custodian is entitled to fees and reasonable out-of-pocket expenses. The initial term of the Global Custody Agreement is three years. The Global Custody Agreement will renew each year following the initial term, unless at least sixty days notice is given prior to the end of a term. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the fees and expenses of the Custodian.
DESCRIPTION OF SHARES
The Declaration of Trust of the Trust (the “Declaration”) permits the Trust’s Board of Trustees to cause the Trust to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may create additional series and each series may be divided into classes.
Under the terms of the Declaration, each share of the Fund has a par value of $0.0001, and represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the assets belonging to the Fund as are authorized by the Trustees and declared by the Trust. Upon any liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “Shareholder Information” in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of the Fund are redeemable at the unilateral option of the Trust. The Declaration permits the Board to alter the number of shares constituting a Creation Unit or to specify that shares of beneficial interest of the Trust may be individually redeemable. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable. In the interests of economy and convenience, certificates representing shares of the Fund are not issued.
Following the creation of the initial Creation Unit Aggregation(s) of the Fund and immediately prior to the commencement of trading in the Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. The Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.
The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Fund normally are allocated in proportion to the NAV of the Fund except where allocations of direct expenses can otherwise be fairly made.
The Fund and other Funds of the Trust entitled to vote on a matter will vote in the aggregate and not by Fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular Fund or Funds.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.
The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees or upon the written request of holders of at least a majority of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration and such other matters as the Trustees may determine or may be required by law.
The Declaration authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “ master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.
The Declaration also authorizes the Trustees, in connection with the termination or other reorganization of the Trust or any series or class by way of merger, consolidation, the sale of all or substantially all of the assets, or otherwise, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such termination or reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.
The Declaration permits the Trustees to amend the Declaration without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders specified in the Declaration; (ii) that is required by law to be approved by shareholders; (iii) to the amendment section of the Declaration; or (iv) that the Trustees determine to submit to shareholders.
The Declaration permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.
In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.
Under the Maryland Statutory Trust Act (the “Maryland Act”), shareholders are not personally liable for obligations of the Trust. The Maryland Act entitles shareholders of the Trust to the same limitation of liability as is available to stockholders of corporations incorporated in the State of Maryland. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Maryland law and may subject the shareholders to liability. To offset this risk, the Declaration: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Maryland law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.
The Declaration provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. Additionally, subject to applicable federal law, no person who is or who has been a Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. However, nothing in the Declaration protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration requires indemnification of Trustees and officers of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
The Declaration provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Declaration and the Bylaws of the Trust.
The Declaration provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Declaration also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.
The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Declaration with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class.
The term “ majority of the outstanding shares” of either the Trust or the Fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or the Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or the Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or the Fund or portfolio.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of the Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, Officers and Trustees of the Fund and beneficial owners of 10% of the shares of the Fund (“ Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.
BOOK-ENTRY ONLY SYSTEM
The following information supplements and should be read in conjunction with the Shareholder Information section in the Prospectus.
The Depository Trust Company (“DTC”) acts as Securities Depository for the Shares of the Trust. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is a subsidiary of the Depository Trust and Clearing Corporation (“DTCC”), which is owned by its member firms including international broker/dealers, correspondent and clearing banks, mutual fund companies and investment banks. Access to the DTC system is also available to others such as banks, brokers, dealers and Trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.
Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares of the Fund, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Listing Exchange on which shares are listed.

PURCHASE AND REDEMPTION OF CREATION UNIT AGGREGATIONS
CREATION UNIT AGGREGATIONS
The Trust issues and sells shares of the Fund only in Creation Unit Aggregations. The Board of Trustees reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund of the Trust, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board of Trustees.
PURCHASE AND ISSUANCE OF CREATION UNIT AGGREGATIONS

General. The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. A “Business Day” with respect to the Fund is any day on which the Listing Exchange is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Portfolio Deposit. Unless cash purchases are specified for the Fund, the consideration for purchase of a Creation Unit of shares of the Fund generally consists of the in-kind deposit of a designated portfolio of securities and other instruments (the “Deposit Securities”) generally corresponding pro rata (except in certain circumstances) to the Fund’s portfolio positions, and an amount of cash computed as described below (the “Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for shares of the Fund. The Cash Component is an amount equal to the Balancing Amount (as defined below). The “Balancing Amount” is an amount equal to the difference between (x) the NAV (per Creation Unit) of the Fund and (y) the “Deposit Amount” which is the market value (per Creation Unit) of the securities deposited with the Trust. The Balancing Amount serves the function of compensating for any differences between the NAV per Creation Unit and the Deposit Amount. If the Balancing Amount is a positive number (i.e., the NAV per Creation Unit is more than the Deposit Amount), the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Balancing Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant that purchased the Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.
NTI makes available through the National Securities Clearing Corporation (“NSCC”) on each Business Day, prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required quantity of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced Portfolio Deposit composition is made available.
On a given Business Day, the Trust may require all Authorized Participants purchasing Creation Units on that day to deposit an amount of cash (that is a “cash in lieu” amount) to replace any Deposit Security that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below) or, in the case of a non-U.S. Deposit Security, the security or instrument is not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances. The Trust also reserves the right to permit a “cash in lieu” to replace any Deposit Security which may not be available in sufficient quantity or which may not be eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting. The Trust may in its discretion require an Authorized Participant to purchase Creation Units of the Fund in cash, rather than in-kind. On a given Business Day, the Trust may announce before the open of trading that all purchases of Creation Units of the Fund on that day will be made entirely in cash or, upon receiving a purchase order for Creation Units of the Fund from an Authorized Participant, the Trust may determine to require that purchase to be made entirely in cash.
In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding Creation Unit of the Fund, will be made available.
Procedures For Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A DTC Participant who has executed a Participant Agreement is referred to as an "Authorized Participant." Investors should contact the Distributor for the names of

Authorized Participants. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Except as described below, all creation orders must be placed for one or more Creation Units and must be received by the Distributor in proper form no later than the closing time of the regular trading session of the Listing Exchange ("Closing Time") (normally 4:00 p.m., Eastern time) on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.
All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor's broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers have executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities. Investors placing orders for Creation Units of the Fund should ascertain the applicable deadline for DTC and the Federal Reserve Bank wire system, as well as cash transfers, by contacting the operations department of the broker or depositary institution making the transfer of the Deposit Securities and/or Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the applicable Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.
Placement of Creation Orders For The Fund. The clearance and settlement of Creation Units will depend on the nature of each security, consistent with the processes discussed below. Fund Deposits made outside the Continuous Net Settlement System of the NSCC (the "Clearing Process") must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a broker-dealer or other participant in the Clearing Process NSCC (“Participating Party”), but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities (other than U.S. government securities) directly through DTC, or through a transfer of U.S. government securities and cash directly through the Federal Reserve System. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern time, on the “Settlement Date.” The Settlement Date is typically the first Business Day, but could be up to the third Business Day, following the Transmittal Date. In certain cases Authorized Participants will create and redeem Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding.
The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the Settlement Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 2:00 p.m., Eastern time on the Settlement Date, such order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the Settlement Date. Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of: (i) the Cash Component; plus (ii) at least 110%, which NTI may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an additional cash deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with the Custodian the appropriate amount of US Dollar cash by 2:00 p.m., Eastern time, on the date of requested settlement. If the Authorized Participant does not place its purchase order by the closing time or the Custodian does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for any resulting losses. An additional amount of cash shall be required to be deposited with Custodian, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 110%, which NTI may change from time to time, of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 2:00 p.m., Eastern time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

With respect to any non-U.S. Deposit Securities, NTI shall cause the sub-custodians of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Deposit Securities and/or cash. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or the applicable Listing Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.
Acceptance of Purchase Order. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii)  arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and NTI) to reject any order until acceptance.
Once the Trust has accepted an order, upon next determination of the NAV of the shares, the Trust will confirm the issuance of a Creation Unit of the Fund, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
The Trust reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor in respect of the Fund if (a) the purchase order is not in proper form; (b)  the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as specified by NTI as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust or NTI, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor, Transfer Agent, Custodian, a sub-custodian or NTI make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems; fires, floods or extreme weather conditions; power outages resulting in telephone, telecopy or computer failures; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, NTI, Transfer Agent, Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or Authorized Participant acting behalf of such creator of its rejection of the purchase order. The Trust, Transfer Agent, Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust reserves the right, in its sole discretion, to suspend the offering of Shares of the Fund or to reject purchase orders when, in its judgment, such suspension or rejection would be in the best interests of the Trust or the Fund.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit of shares of the Fund will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component, or transfer of cash, as applicable, have been completed. With respect to any non-U.S. Deposit Securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the applicable local sub-custodian or sub-custodians, the Distributor and the Investment Adviser shall be notified of such delivery, and the Trust will issue, and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+1 basis” (that is one Business Day after trade date). However, as discussed in Appendix A, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+1 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.
To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 110%, which NTI may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. Dollars. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral.
In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Cash Purchase Method. When cash purchases of Creation Units are specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. The investor must pay the cash equivalent of the designated Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value per Creation Unit. The transaction fees for in-kind and cash purchases of Creation Units are described below.
Purchase Transaction Fee. Purchasers of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors who use the services of a broker, or other such intermediary, may be charged a fee for such services. A fixed purchase transaction fee payable to the Trust is imposed to compensate the Trust for the transfer and other transaction costs of the Fund associated with the issuance of Creation Units. The standard purchase transaction fee will be the same regardless of the number of Creation Units purchased by the purchaser on the same day. The Authorized Participant may also be required to pay an additional variable charge to compensate the Fund for certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from cash purchases of Creation Units (up to the maximum amount shown below). Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser also will be assessed an additional variable transaction charge (up to the maximum amount shown below). To the extent the Fund cannot recoup the amount of transaction costs incurred in connection with a purchase, those transaction costs will be borne by the Fund’s shareholders and negatively affect the Fund’s performance. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time.:

FUND	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchase*
FlexShares ® Ready Access Variable Income Fund	$ 350	3.0%

*	As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units. Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Distributor and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market, but must accumulate enough Fund shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.
With respect to the Fund, NTI makes available through the NSCC prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the portfolio securities or instruments that will be applicable (subject to possible correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Unless cash redemptions are specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by NTI through the NSCC on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below (“Cash Redemption Amount”). The redemption transaction fee described below is deducted from such redemption proceeds. In the event that the Fund Securities have a value greater than the NAV of the Fund shares, a compensating cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder. On a given Business Day, the Trust may require all Authorized Participants purchasing Creation Units on that day to receive an amount of cash (that is a “cash in lieu” amount) to replace any Fund Security that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed above) or, in the case of a non-U.S. Fund Security, the security or instrument is not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances. The Trust also reserves the right to permit a “cash in lieu” to replace any Fund Security which may not be eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting or if a shareholder would be subject to unfavorable income tax treatment if the shareholder received redemption proceeds in kind. On a given Business Day, the Trust may announce before the open of trading that all redemptions of Creation Units of the Fund on that day will be made entirely in cash or, upon receiving a redemption order for Creation Units of the Fund from an Authorized Participant, the Trust may determine to require that redemption to be made entirely in cash.
When cash redemptions of Creation Units are specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. The investor will receive the cash equivalent of the designated Fund Securities it would otherwise have received through an in-kind redemption, plus the same Cash Redemption Amount required to be paid to an in-kind redeemer. In addition, to offset the Trust’s brokerage and other transaction costs associated with a cash redemption, the investor will be required to pay a fixed redemption transaction fee, plus an additional variable charge for cash redemptions, which is expressed as a percentage of the value per Creation Unit. The transaction fees for in-kind and cash redemptions of Creation Units are described below.
Investors will bear the costs of transferring the Fund Securities from the Trust to their account. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. A fixed redemption transaction fee payable to the Trust is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The Authorized Participant may also be required to pay a variable transaction fee to compensate the Fund for certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from cash redemptions of Creation Units (up to the maximum amount shown below). Where the Trust requires or permits an in-kind redeemer to substitute cash in lieu of receiving a portion of the Deposit Securities, the redeemer also will be assessed an additional variable transaction charge (up to the maximum amount shown below). To the extent the Fund cannot recoup the amount of transaction costs incurred in connection with a redemption, those transaction costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below.

FUND	Fee for In-Kind and Cash Redemptions	Maximum Additional Variable Charge for Cash Redemption*
FlexShares ® Ready Access Variable Income Fund	$ 350	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard transaction fee.
Placement of Redemption Orders For The Fund. Orders to redeem Creation Units of the Fund must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order in good form to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Transfer Agent no later than 10:00 a.m., Eastern time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are generally expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than three Business Days after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See Appendix A for a list of local holidays in the non-U.S. countries relevant to the Fund. In certain cases Authorized Participants will redeem and create Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.
Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
In connection with taking delivery of shares of non-U.S. Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

To the extent permitted by an Authorized Participant’s agreement with the Distributor, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Units of shares to be redeemed to the Transfer Agent, at or prior to 10:00 a.m., Eastern time, on the Listing Exchange business day after the date of submission of such redemption request, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value at least equal to 110%, which NTI may change from time to time. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. dollars. The Trust’s current procedures require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Trust’s Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Participant Agreement may permit the Trust to purchase the missing shares or acquire the portfolio securities and the Cash Component underlying such shares at any time and subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, portfolio securities or Cash Component and the cash collateral.
The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Trust according to the procedures set forth under “Determination of Net Asset Value” in the Fund’s Prospectus and “Net Asset Value” below computed on the Business Day on which a redemption order is deemed received in good form by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to Transfer Agent prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by

Trust on such Transmittal Date. If, however, a redemption order is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (i.e., the Business Day on which the shares of the Fund are delivered through DTC to the Transfer Agent by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.
Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
TAXES
The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.
The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.
Federal - General Information
The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.
First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.
Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which (a) the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.
Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.
The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions attributable to tax-exempt income) to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.
The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) by the end of each calendar year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers. However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who, in such case, (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the amount of undistributed capital gains included in the shareholder’s income reduced by their proportionate share of the taxes paid. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service.

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.
If an individual trust or estate receives a regular dividend or qualified dividends qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (that is, the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
BACK-UP WITHHOLDING
In certain cases, the Fund will be required to withhold at the applicable withholding rate, currently 28%, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

SECTIONS 351 AND 362
The Trust on behalf of the Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
NET CAPITAL LOSS CARRYFORWARDS

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. The Fund has no pre-enactment loss carry forwards since the Fund commenced operations after the effective date of the Act. Post-enactment capital loss carry forwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous law.
As of October 31, 2012, the Fund had available post-enactment capital loss carry forwards as set forth below.

Fund	Short-Term	Long-Term	Total
FlexShares ® Ready Access Variable Income Fund	$ 31	$ -	$ 31
EXCESS INCLUSION INCOME

Certain types of income received by the Fund from real estate investment Trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may: (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) as UBTI cause a charitable remainder Trust to be subject to a 100% excise tax on its UBTI; (3) not be offset against net operating losses for tax purposes; (4) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (5) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.
Taxation of INCOME FROM Certain Financial Instruments
The tax principles applicable to transactions in variable rate debt instruments, financial instruments and futures contracts and options that may be engaged in by the Fund including the effect of fluctuations in the value of foreign currencies, are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.
SALES OF SHARES
Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Except as provided below, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

OTHER TAXES
Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.
TAXATION OF NON-U.S. SHAREHOLDERS

Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W- 8BEN certifying its entitlement to benefits under a treaty. For taxable years of the Fund beginning before December 31, 2013, certain interest related dividends and short term capital gain dividends as designated by the Fund are not subject to this 30% withholding tax if the shareholder provides a properly completed Form W-8BEN. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.
REPORTING
If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder may be required to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this Statement of Additional Information. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
NET ASSET VALUE

Net asset value is determined as indicated under “Determination of Net Asset Value” in the Fund’s Prospectus.
The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close early, the Fund reserve the right to close at or prior to the SIFMA recommended closing time and credit will be given on the next business day. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff. The Trust reserves the right to reprocess purchase and redemption transactions that were processed at a NAV other than the Fund’s official closing NAV. For instance, if a pricing error is discovered that impacts the Fund’s NAV, the corrected NAV would be the official closing NAV and the erroneous NAV would be a NAV other than the Fund’s official closing NAV. Those transactions that were processed using the erroneous NAV may then be reprocessed using the official closing NAV.

DIVIDENDS AND DISTRIBUTIONS
GENERAL POLICIES
Dividends from net investment income, including any net foreign currency gains, are generally declared and paid monthly and any net realized securities gains, if any, generally are distributed at least annually. In order to comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for the Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.
Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.
DIVIDEND REINVESTMENT SERVICE
No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market.
OTHER INFORMATION
COUNSEL
Drinker Biddle & Reath LLP, with offices at One Logan Square, Ste. 2000, Philadelphia, PA 19103-6996, is counsel to the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois 60606-4301, serves as the independent registered public accounting firm of the Trust, audits the Fund’s financial statements and may perform other services.
ADDITIONAL INFORMATION
The Fund intends to comply with the regulations of the Commodities Futures Trading Commission exempting it from registration as a “Commodity Pool Operator.” The Fund is operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” with respect to the Fund under the Commodity Exchange Act and, therefore are not subject to registration or regulations as a pool operator with respect to the Fund under such Act.
The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the Trust’s Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.
Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS
The audited financial statements of the Fund and related report of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the annual report to the Fund’s shareholders for the fiscal year ended October 31, 2012 (the “Annual Report”) are hereby incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. Copies of the Trust’s Annual Report may be obtained upon request and without charge, by writing to FlexShares ETFs, c/o Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, ME 04101 or by calling 1-855-FLEXETF (1-855-353-9383).

APPENDIX A
The Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus one and “T” plus three business days, respectively. The Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T plus one or T plus three, respectively, in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three business days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, may require a delivery process longer than seven calendar days for the Fund in certain circumstances. The holidays applicable to the Fund through December 31, 2014 are listed below, as are instances where more than seven days may be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.
Regular Holidays through December 31, 2013.

Australia
January 1, 2013	April 1, 2013	August 5, 2013	December 26, 2013
January 28, 2013	April 25, 2013	October 7, 2013
March 29, 2013	June 10, 2013	December 25, 2013
Austria
January 1, 2013	April 1, 2013	December 25, 2013
March 29, 2013	May 1, 2013	December 26, 2013
Belgium
January 1, 2013	April 1, 2013	December 25, 2013
March 29, 2013	May 1, 2013	December 26, 2013
Canada
January 1, 2013	May 20, 2013	September 2, 2013	December 25, 2013
February 18, 2013	July 1, 2013	October 14, 2013	December 26, 2013
March 29, 2013	August 5, 2013	November 11, 2013
Denmark
January 1, 2013	April 26, 2013	June 5, 2013	December 31, 2013
March 28, 2013	May 9, 2013	December 24, 2013
March 29, 2013	May 20, 2013	December 25, 2013
April 1, 2013	May 10, 2013	December 26, 2013

-A- 1

Finland
January 1, 2013	May 1, 2013	December 6, 2013	December 26, 2013
March 29, 2013	May 9, 2013	December 24, 2013
April 1, 2013	June 21, 2013	December 25, 2013
France
January 1, 2013	April 1, 2013	December 25, 2013
March 29, 2013	May 1, 2013	December 26, 2013
Germany
January 1, 2013	April 1, 2013	December 25, 2013
March 29, 2013	May 1, 2013	December 26, 2013
Greece
January 1, 2013	April 1, 2013	June 24, 2013	December 25, 2013
March 18, 2013	May 1, 2013	August 15, 2013	December 26, 2013
March 25, 2013	May 3, 2013	October 28, 2013
March 29, 2013	May 6, 2013	December 24, 2013
Hong Kong
January 1, 2013	April 1, 2013	July 1, 2013	December 25, 2013
February 11, 2013	April 4, 2013	September 20, 2013	December 26, 2013
February 12, 2013	May 1, 2013	October 1, 2013
February 13, 2013	May 17, 2013	October 14, 2013
March 29, 2013	June 12, 2013	December 24, 2013
Ireland
January 1, 2013	April 1, 2013	December 25, 2013
March 29, 2013	May 6, 2013	December 26, 2013
Israel
January 22, 2013	April 16, 2013	September 6, 2013	September 26, 2013
March 26, 2013	May 15, 2013	September 13, 2013
April 1, 2013	September 5, 2013	September 19, 2013
The Israeli market is closed every Friday.
Italy
January 1, 2013	April 1, 2013	December 25, 2013
March 29, 2013	May 1, 2013	December 26, 2013
Japan

-A- 2

January 1, 2013	February 11, 2013	May 6, 2013	October 14, 2013
January 2, 2013	March 20, 2013	July 15, 2013	November 4, 2013
January 3, 2013	April 29, 2013	September 16, 2013	December 23, 2013
January 14, 2013	May 3, 2013	September 23, 2013	December 31, 2013
Netherlands
January 1, 2013	April 1, 2013	December 25, 2013
March 29, 2013	May 1, 2013	December 26, 2013
New Zealand
January 1, 2013	January 28, 2013	April 1, 2013	December 25, 2013
January 2, 2013	February 6, 2013	April 25, 2013	December 26, 2013
January 21, 2013	March 29, 2013	June 3, 2013	October 28, 2013
Norway
January 1, 2013	April 1, 2013	May 17, 2013	December 25, 2013
March 28, 2013	May 1, 2013	May 20, 2013	December 26, 2013
March 29, 2013	May 9, 2013	December 24, 2013

Portugal
January 1, 2013	April 1, 2013	December 25, 2013
March 29, 2013	May 1, 2013	December 26, 2013
Singapore
January 1, 2013	March 29, 2013	August 8, 2013	November 4, 2013
February 11, 2013	May 1, 2013	August 9, 2013	December 25, 2013
February 12, 2013	May 24, 2013	October 15, 2013
Spain
January 1, 2013	April 1, 2013	December 25, 2013
March 29, 2013	May 1, 2013	December 26, 2013
Sweden
January 1, 2013	May 1, 2013	June 21, 2013	December 26, 2013
March 29, 2013	May 9, 2013	December 24, 2013	December 31, 2013
April 1, 2013	June 6, 2013	December 25, 2013

Switzerland
January 1, 2013	April 1, 2013	May 20, 2013	December 26, 2013

-A- 3

January 2, 2013	May 1, 2013	August 1, 2013
March 29, 2013	May 9, 2013	December 25, 2013
The United Kingdom
January 1, 2013	May 6, 2013	December 25, 2013
March 29, 2013	May 27, 2013	December 26, 2013
April 1, 2013	August 26, 2013

Regular Holidays through December 31, 2014.
Australia
January 1, 2014	April 21, 2014	August 4, 2014	December 26, 2014
January 27, 2014	April 25, 2014	October 6, 2014
April 18, 2014	June 9, 2014	December 25, 2014
Austria
January 1, 2014	May 1, 2014	June 19, 2014	December 25, 2014
January 6, 2014	May 29, 2014	August 15, 2014	December 26, 2014
April 21, 2014	June 9, 2014	December 8, 2014
Belgium
January 1, 2014	May 29, 2014	July 21, 2014	December 25, 2014
April 21, 2014	May 30, 2014	August 15, 2014
May 1, 2014	June 9, 2014	November 11, 2014
Canada
January 1, 2014	May 19, 2014	September 1, 2014	December 25, 2014
February 17, 2014	July 1, 2014	October 13, 2014	December 26, 2014
April 18, 2014	August 4, 2014	November 11, 2014
Denmark
January 1, 2014	May 16, 2014	June 9, 2014	December 31, 2014
April 17, 2014	May 29, 2014	December 24, 2014
April 18, 2014	May 30, 2013	December 25, 2014
April 21, 2014	June 5, 2014	December 26, 2014
Finland
January 1, 2014	April 21, 2014	June 20, 2014	December 26, 2014
January 6, 2014	May 1, 2014	December 24, 2014

-A- 4

April 18, 2014	May 29, 2014	December 25, 2014
France
January 1, 2014	May 1, 2014	December 25, 2014	December 26, 2014
Germany
January 1, 2013	April 21, 2014	December 25, 2014
April 18, 2014	May 1, 2014	December 26, 2014
Greece
January 1, 2014	March 25, 2014	May 1, 2014	December 25, 2014
January 6, 2014	April 18, 2014	June 9, 2014	December 26, 2014
March 3, 2014	April 21, 2014	August 15, 2014
Hong Kong
January 1, 2014	April 21, 2014	July 1, 2014	December 25, 2014
January 31, 2014	May 1, 2014	September 9, 2014	December 26, 2014
February 3, 2014	May 6, 2014	October 1, 2014
April 18, 2014	June 2, 2014	October 2, 2014
Ireland
January 1, 2014	April 21, 2014	August 1, 2014	December 26, 2014
March 17, 2014	May 5, 2014	October 27, 2014
April 18, 2014	June 2, 2014	December 25, 2014
Israel
April 14, 2014	June 3, 2014	September 25, 2014	October 9, 2014
April 15, 2014	June 4, 2014	September 26, 2014	October 16, 2014
April 21, 2014	August 5, 2014	October 3, 2014
May 5, 2014	September 24, 2014	October 8, 2014
The Israeli market is closed every Friday.
Italy
January 1, 2014	April 25, 2014	December 25, 2014
January 6, 2014	May 1, 2014	December 26, 2014
April 21, 2014
Japan
January 1, 2014	February 11, 2014	July 21, 2014	November 3, 2014
January 2, 2014	March 21, 2014	September 15, 2014	November 24, 2014
January 3, 2014	April 29, 2014	September 23, 2014	December 23, 2014

-A- 5

January 13, 2014	May 5, 2014	October 13, 2014	December 31, 2014
Netherlands
January 1, 2014	April 21, 2014	May 12, 2014	December 25, 2014
April 18, 2014	April 30, 2014	June 9, 2014	December 26, 2014
New Zealand
January 1, 2014	January 27, 2014	April 21, 2014	October 27, 2014
January 2, 2014	February 6, 2014	April 25, 2014	December 25, 2014
January 20, 2014	April 18, 2014	June 2, 2014	December 26, 2014
Norway
January 1, 2014	April 21, 2014	May 29, 2014	December 25, 2014
April 17, 2014	May 1, 2014	June 9, 2014	December 26, 2014
April 18, 2014
Portugal
January 1, 2014	April 21, 2014	December 25, 2014	December 26, 2014
April 18, 2014	May 1, 2014
Singapore
January 1, 2014	April 18, 2014	May 1, 2014	December 25, 2014
January 31, 2014
Spain
January 1, 2014	April 18, 2014	July 25, 2014	December 25, 2014
March 19, 2014	May 1, 2014	August 15, 2014
April 17, 2014	June 19, 2014	December 8, 2014
Sweden
January 1, 2014	April 21, 2014	June 6, 2014	December 25, 2014
January 6, 2014	May 1, 2014	June 20, 2014	December 26, 2014
April 18, 2014	May 29, 2014	December 24, 2014	December 31, 2014
Switzerland
January 1, 2014	April 21, 2014	June 9, 2014	December 25, 2014
April 18, 2014	May 29, 2014	August 1, 2014	December 26, 2014
The United Kingdom
January 1, 2014	April 21, 2014	May 26, 2014	December 25, 2014
April 18, 2014	May 5, 2014	August 25, 2014	December 26, 2014

-A- 6

Redemption. The longest redemption cycle for the Fund is a function of the longest redemption cycles among the countries whose securities comprise the Fund. Through December 31, 2013, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for the Fund as follows:

Country	Trade Date	Settlement Date	Number of Days to Settle
Austria	12/19/2013	12/27/2013	8
	12/20/2013	12/30/2013	10
	12/23/2013	1/2/2014	10
Denmark	3/25/2013	4/2/2013	8
	3/26/2013	4/3/2013	8
	3/27/2013	4/4/2013	8
	12/19/2013	12/27/2013	8
	12/20/2013	12/30/2013	10
	12/23/2013	1/2/2014	10
Finland	12/19/2013	12/27/2013	8
	12/20/2013	12/30/2013	10
	12/23/2013	1/2/2014	10
Germany	12/19/2013	12/27/2013	8
	12/20/2013	12/30/2013	10
	12/23/2013	1/2/2014	10
Ireland	12/19/2013	12/30/2013	11
	12/20/2013	12/31/2013	11
	12/23/2013	1/2/2014	10
Italy	12/19/2013	12/27/2013	8
	12/20/2013	12/30/2013	10
	12/23/2013	1/2/2014	10
Norway	3/25/2013	4/2/2013	8
	3/26/2013	4/3/2013	8
	3/27/2013	4/4/2013	8
	12/19/2013	12/27/2013	8
	12/20/2013	12/30/2013	10
	12/23/2013	1/2/2014	10
Portugal	12/19/2013	12/27/2013	8
	12/20/2013	12/30/2013	10
	12/23/2013	12/31/2013	8
Spain	3/25/2013	4/2/2013	8
	3/26/2013	4/3/2013	8
	3/27/2013	4/4/2013	8
Sweden	12/19/2013	12/27/2013	8
	12/20/2013	12/30/2013	10
	12/23/2013	1/2/2014	10
Switzerland	12/19/2013	12/27/2013	8
	12/20/2013	12/30/2013	10
	12/23/2013	1/2/2014	10

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

Redemption. The longest redemption cycle for the Fund is a function of the longest redemption cycles among the countries whose securities comprise the Fund. Through December 31, 2014, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for the Fund as follows:
Country	Trade Date	Settlement Date	Number of Days to Settle
Austria	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	01/02/2015	10
Denmark	04/14/2014	04/23/2014	8

-A- 7

Country	Trade Date	Settlement Date	Number of Days to Settle
	04/15/2014	04/24/2014	8
	04/16/2014	04/25/2014	8
	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	01/02/2015	10
Finland	12/23/2013	01/02/2014	10
	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	01/02/2015	10
Germany

Ireland	12/23/2014	01/02/2014	10
	12/19/2014	12/30/2014	11
	12/22/2014	12/31/2014	9
	12/23/2014	01/02/2015	10
Italy	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	01/02/2015	10
Norway	04/14/2014	04/22/2014	8
	04/15/2014	04/23/2014	8
	04/16/2014	04/24/2014	8
	12/19/2014	12/29/2014	10
Portugal	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	12/31/2014	8
Spain	04/14/2014	04/22/2014	8
	04/15/2014	04/23/2014	8
	04/16/2014	04/24/2014	8
Sweden	12/23/2013	01/02/2014	10
	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	01/02/2015	10
Switzerland	12/23/2013	01/03/2014	11
	12/27/2013	01/06/2014	10
	12/30/2013	01/07/2014	8
	12/19/2014	12/29/2014	10
	12/22/2014	12/30/2014	8
	12/23/2014	01/05/2014	13
	12/29/2014	01/06/2014	8
	12/30/2014	01/07/2014	8

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

-A- 8

APPENDIX B
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“ A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“ A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
“D” – A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’ s employs the following designations to indicate the relative repayment ability of rated issuers:
“ P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“ P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“ P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“ NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

-B- 1

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“ C” – Securities possess high short-term default risk. Default is a real possibility.
“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
“ D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.
The following summarizes the ratings used by DBRS for commercial paper and short-term debt:
“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
“R-1 (middle)”

– Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
“R-1 (low)”

– Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
“R-2 (high)” –

Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
“R-2 (middle)” –

Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
“R-2 (low)” –

Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
“ R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
“ R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

-B- 2

“ R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
“D” – Short-term debt rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.
Long-Term Credit Ratings
The following summarizes the ratings used by Standard & Poor’s for long-term issues:
“ AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
“ BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“ BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
“ CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
“ CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.
“C” – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

-B- 3

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“ Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“ Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“ A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“ Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“ Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“ B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
“ Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:
“ AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“ BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

-B- 4

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
“ B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
“ CCC” – A “CCC” rating indicates that substantial credit risk is present.
“ CC” – A “CC” rating indicates very high levels of credit risk.
“ C” – A “C” rating indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable expected loss but varying vulnerability to default and loss.
Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.
The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“ AA” –

Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high.
Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality
. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.
“ BBB”
– Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
“ BB”
– Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
“ B” –
Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
“ CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.
“D” – A security rated “D” implies that a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.
Municipal Note Ratings

-B- 5

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:
Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
“ SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
“ SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“ SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. The following summarizes the ratings used by Moody’s for short-term municipal obligations:
“ MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
“ MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“ MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
“ NR” – Is assigned to an unrated obligation.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support, generally, will terminate if the issuer’s long-term rating drops below investment grade.
VMIG rating expirations are a function of each issue’s specific structural or credit features.
“ VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“ VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“ VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

-B- 6

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings
A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Moody’ s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.
-B- 7

PART C
OTHER INFORMATION

Item 28.		Exhibits
(a)	(1)	Certificate of Trust dated May 13, 2010[1]
	(2)	Amendment to the Certificate of Trust dated April 12, 2011[1]
	(3)	Amended and Restated Agreement and Declaration of Trust dated June 28, 2011[3]
	(4)	Amended and Restated Schedule A to the Amended and Restated Agreement and Declaration of Trust[7]
(b)		Amended and Restated By-Laws of the Trust[3]
(c)		Articles IV, V, VI, VII and IX of the Amended and Restated Agreement and Declaration of Trust dated June 28, 2011[3]
(d)	(1)	Investment Advisory and Ancillary Services Agreement between the Trust and Northern Trust Investments, Inc.[3]
	(2)	Amended and Restated Appendix A to the Investment Advisory and Ancillary Services Agreement between the Trust and Northern Trust Investments, Inc.[8]
	(3)	Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc.[3]
	(4)	Amended and Restated Exhibit A to the Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc.[8]
	(5)	Amendment No. 1 to Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc.[5]
	(6)	Amendment No. 2 to Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc.[9]
(e)	(1)	Distribution Agreement between the Trust and Foreside Fund Services, LLC[4]
	(2)	Amended and Restated Exhibit A to the Distribution Agreement between the Trust and Foreside Fund Services, LLC[8]
	(3)	Form of Authorized Participant Agreement[3]
(f)		Not applicable
(g)	(1)	Global Custody Agreement between the Trust and J.P. Morgan Chase Bank, N.A.[3]
	(2)	Amendment to the Global Custody Agreement between the Trust and J.P. Morgan Chase Bank, N.A.[8]
(h)	(1)	Agency Services Agreement between the Trust and J.P. Morgan Chase Bank, N.A.[3]
	(2)	Amendment to the Agency Services Agreement between the Trust and J.P. Morgan Chase Bank, N.A.[8]
	(3)	Fund Servicing Agreement between the Trust and the J.P. Morgan Chase Bank, N.A.[4]
	(4)	Amendment to the Fund Servicing Agreement between the Trust and the J.P. Morgan Chase Bank, N.A.[8]
	(5)	Form of Sublicense Agreement between the Trust and Northern Trust Investments, Inc.[3]
	(6)	License Agreement between the Trust and Northern Trust Investments, Inc. [9]
(i)		Opinion and Consent of Drinker Biddle & Reath LLP[9]
(j)		Consent of Independent Registered Public Accounting Firm[9]
(k)		Not applicable
(l)		Initial Capital Agreement[3]
(m)		Distribution and Service Plan, adopted July 14, 2011[3]

(n)		Not applicable
(o)		Not applicable
(p)	(1)	Code of Ethics of the Trust[2]
	(2)	Code of Ethics of Northern Trust Investments, Inc.[2]
(Other)		Power of Attorney[6]
[1]	Incorporated herein by reference to the Initial Registration Statement filed on May 5, 2011.
[2]	Incorporated herein by reference to Pre-Effective Amendment No. 1 filed on August 8, 2011.
[3]	Incorporated herein by reference to Pre-Effective Amendment No. 2 filed on September 1, 2011.
[4]	Incorporated herein by reference to Post-Effective Amendment No. 2 filed on October 18, 2011.
[5]	Incorporated herein by reference to Post-Effective Amendment No. 6 filed on February 28, 2012.
[6]	Incorporated herein by reference to Post-Effective Amendment No. 16 filed on June 28, 2012.
[7]	Incorporated herein by reference to Post-Effective Amendment No. 21 filed on September 11, 2012.

[8]	Incorporated herein by reference to Post-Effective Amendment No. 30 filed on December 10, 2012.
[9]	Filed herewith.
Item 29.	Persons Controlled by or Under Common Control with Registrant

None.
Item 30.	Indemnification
Section 3 of Article IV of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides for indemnification of the Registrant’s officers and Trustees under certain circumstances.
Section 8 of the Investment Advisory and Ancillary Services Agreement between the Registrant and the investment adviser (the “Adviser”) provides for indemnification of the Adviser or, in lieu thereof, contribution by Registrant, in connection with certain claims and liabilities to which the Adviser may be subject.
Paragraph 6 of the Distribution Agreement between the Registrant and Foreside Fund Services, LLC (“Foreside”) provides that the Registrant will indemnify Foreside against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Registrant by Foreside, or those resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of Foreside. Paragraph 6 of the Distribution Agreement also provides that Foreside will indemnify the Trustees and officers of the Registrant against certain liabilities relating to allegations of wrongful acts of Foreside, Foreside’s breach of any obligation, representation or warranty under the Distribution Agreement, Foreside’s failure to comply in any material respect with applicable securities laws, and allegations of untrue statements or omissions of material fact resulting from the reliance on information furnished to the Registrant by Foreside.
A mutual fund trustee and officer liability policy purchased by the Registrant insures the Registrant and its Trustees and officers, subject to the policy’s coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.
Item 31.	Business and Other Connections of the Investment Adviser
Northern Trust Investments, Inc. (“NTI”) an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Funds. NTI is referred to as the “Investment Adviser.” NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603. NTI is an Illinois state bank and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Set forth below is a list of officers and directors of NTI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of NTI hold comparable positions with The Northern Trust Company (other than as a director), as indicated below.

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Abdul Karim, Walid T. Vice President	The Northern Trust Company	Vice President
Aitcheson, James A. Senior Vice President	The Northern Trust Company	Senior Vice President
Alongi, David M. Senior Vice President	The Northern Trust Company	Senior Vice President
Amaya, Luis Vice President	The Northern Trust Company	Vice President
Anast, Angela H. Vice President	The Northern Trust Company	Vice President
Anderson, Timothy Vice President	The Northern Trust Company	Vice President
Antonacci, Jeffrey M. Senior Vice President	The Northern Trust Company	Senior Vice President
Ayres, Scott R. Senior Vice President	The Northern Trust Company	Senior Vice President
Azar, Frederick A. Vice President	The Northern Trust Company	Vice President
Baldwin, Florette L Vice President	. The Northern Trust Company	Vice President
Bandar, Walid S. Vice President	The Northern Trust Company	Vice President
Bandura, Daniel T. Vice President	The Northern Trust Company	Vice President
Baras, Ellen G. Vice President	The Northern Trust Company	Vice President
Baron, Tracy L. Senior Vice President	The Northern Trust Company	Senior Vice President
Bartczyszyn, Michael S. Vice President	The Northern Trust Company	Vice President
Basso, Belinda M. Vice President	The Northern Trust Company	Vice President
Beckman, Carl P. Senior Vice President & Treasurer	The Northern Trust Company	Senior Vice President
Behar, Gregory S. Senior Vice President	The Northern Trust Company	Senior Vice President
Benson, Jacquelyn M. Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Benzmiller, Thomas R. Senior Vice President	The Northern Trust Company	Senior Vice President
Bergson, Robert H. Senior Vice President	The Northern Trust Company	Senior Vice President
Bieber, Christopher Vice President	The Northern Trust Company	Vice President
Blair, Timothy P. Vice President	The Northern Trust Company	Vice President
Blank, Justin W. Vice President	The Northern Trust Company	Vice President
Bleecker, Ali K. Senior Vice President	The Northern Trust Company	Senior Vice President
Boeckmann, Eric Vonn Senior Vice President	The Northern Trust Company	Senior Vice President
Boeckmann, Lizabeth Rose Vice President	The Northern Trust Company	Vice President
Bohlin, Andrew P. Vice President	The Northern Trust Company	Vice President
Borel, Ainsley J. Senior Vice President	The Northern Trust Company	Senior Vice President
Browne, Kieran Senior Vice President	The Northern Trust Company	Senior Vice President
Browne, Robert P. Executive Vice President, Director and Chief Investment Officer	The Northern Trust Company	Executive Vice President
Buckley, Melissa A. Senior Vice President	The Northern Trust Company	Senior Vice President
Buerckholtz, Elizabeth J. Senior Vice President	The Northern Trust Company	Senior Vice President
Bugajski, James Edmund Vice President	The Northern Trust Company	Vice President
Bukoll, Martin B. Senior Vice President	The Northern Trust Company	Senior Vice President
Burgul, Cevdet Sertan Vice President	The Northern Trust Company	Vice President
Bursua, Brian M. Vice President	The Northern Trust Company	Vice President
Camden, Bradley T. Vice President	The Northern Trust Company	Vice President
Carberry, Craig R. Secretary	The Northern Trust Company	Senior Attorney

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Carlson, Christopher W. Senior Vice President and Director	The Northern Trust Company	Senior Vice President
Carlson, Mark D. Senior Vice President	The Northern Trust Company	Senior Vice President
Carr, Allen G. Vice President	The Northern Trust Company	Vice President
Carroll, Keith D. Vice President	The Northern Trust Company	Vice President
Caruso, Keith A. Vice President	The Northern Trust Company	Vice President
Castino, Michael T. Senior Vice President	The Northern Trust Company	Senior Vice President
Chico, Michael R. Vice President	The Northern Trust Company	Vice President
Clark, Richard L. Senior Vice President	The Northern Trust Company	Senior Vice President
Connellan, Kevin Anthony Senior Vice President	The Northern Trust Company	Senior Vice President
Connor, Kevin P.. Vice President	The Northern Trust Company	Vice President
Costello, Joseph H. Vice President	The Northern Trust Company	Vice President
Cousins, Stephen J. Senior Vice President	The Northern Trust Company	Senior Vice President
Cubeles, Alain Senior Vice President	The Northern Trust Company	Senior Vice President
Czochara, Susan C. Senior Vice President	The Northern Trust Company	Senior Vice President
D’Arienzo, Louis R. Vice President	Northern Trust Bank, N.A.	Vice President
Danaher, James Senior Vice President	The Northern Trust Company	Senior Vice President
Dawson, Jason E. Vice President	The Northern Trust Company	Vice President
Dehnert, Melissa Ann Vice President	The Northern Trust Company	Vice President
Dekhayser, Jordan D. Vice President	The Northern Trust Company	Vice President
Delaney, Michael J. Vice President	The Northern Trust Company	Vice President
Dering, Michael C. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
DeSouza, Leonor Vice President	The Northern Trust Company	Vice President
Detroy, Timothy J. Vice President	The Northern Trust Company	Vice President
Deverall, Michael C. Vice President	The Northern Trust Company	Vice President
Diehl, Jr., Joseph R. Senior Vice President	The Northern Trust Company	Senior Vice President
Doell, John C. Senior Vice President	The Northern Trust Company	Senior Vice President
Donaldson, Julian O. Vice President	The Northern Trust Company	Vice President
Dorsey, Jennifer Ann Vice President	The Northern Trust Company	Vice President
Doucette, Mary S. Senior Vice President	The Northern Trust Company	Senior Vice President
Doyle, Michael T. Vice President	The Northern Trust Company	Vice President
Driscoll, Peter John Vice President	The Northern Trust Company	Vice President
Duvall, Margret Senior Vice President	The Northern Trust Company	Senior Vice President
Dwyer, Patrick E. Vice President	The Northern Trust Company	Vice President
Dzanis, Marie E. Senior Vice President	The Northern Trust Company	Senior Vice President
Ebel, Christopher John Vice President	The Northern Trust Company	Vice President
Egizio, Michael P. Vice President	The Northern Trust Company	Vice President
Escalante, Patrick D. Vice President	The Northern Trust Company	Vice President
Evans, Megan Chapman Senior Vice President	The Northern Trust Company	Senior Vice President
Everett, Steven R. Senior Vice President	The Northern Trust Company	Senior Vice President
Ewing, Peter K. Senior Vice President	The Northern Trust Company	Senior Vice President
Ferguson, Jr., John Allen Vice President	The Northern Trust Company	Vice President
Fletcher, Christina Lee Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Flinn, John E. Vice President	The Northern Trust Company	Vice President
Flood, Peter J. Senior Vice President	The Northern Trust Company	Senior Vice President
Flowers, Joseph L. Vice President	The Northern Trust Company	Vice President
Franklin, Carolyn D. Vice President	The Northern Trust Company	Vice President
Freitag, Lee R. Senior Vice President	The Northern Trust Company	Senior Vice President
Friedman, Sarah Meggan Vice President	The Northern Trust Company	Vice President
Fronk, Christopher A. Senior Vice President	The Northern Trust Company	Senior Vice President
Gaskin, Patrick J. Vice President	The Northern Trust Company	Vice President
Gautham, Ravi A. Senior Vice President	The Northern Trust Company	Senior Vice President
Gayle III, Robert Harold Vice President	The Northern Trust Company	Vice President
Geisler, Maria Vice President	The Northern Trust Company	Vice President
Geraghty, Kim Marie Vice President	The Northern Trust Company	Vice President
Gilbert, Joshua B. Vice President	The Northern Trust Company	Vice President
Ginsberg, Lynne Noel Vice President	The Northern Trust Company	Vice President
Gleeman, Michael J. Vice President	The Northern Trust Company	Vice President
Gordon, Denise Christine Senior Vice President	The Northern Trust Company	Senior Vice President
Gould, Betty C. Vice President	The Northern Trust Company	Vice President
Graber, Adam D. Vice President	The Northern Trust Company	Vice President
Grant Williams, Allison Senior Vice President	The Northern Trust Company	Senior Vice President
Gregg, Laura Jean Vice President	The Northern Trust Company	Vice President
Griffin, Michelle D. Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Halter, Ann M. Senior Vice President	The Northern Trust Company	Senior Vice President
Harrell, Alec Vice President	The Northern Trust Company	Vice President
Harris, Nora J. Vice President	The Northern Trust Company	Vice President
Hausken, Philip D. Senior Vice President	The Northern Trust Company	Senior Vice President
Hawkins, Sheri Barker Senior Vice President	The Northern Trust Company	Senior Vice President
Hearty, Stephen Aprea Senior Vice President	The Northern Trust Company	Senior Vice President
Hecimovich, Sandra M. Senior Vice President	The Northern Trust Company	Senior Vice President
Hersted, Jillian R. Vice President	The Northern Trust Company	Vice President
Hest, Stefanie Jaron Senior Vice President	The Northern Trust Company	Senior Vice President
Hickman, Joanne Senior Vice President	The Northern Trust Company	Senior Vice President
Hill, Susan Senior Vice President and Chief Compliance Officer	The Northern Trust Company	Senior Vice President
Hogan, James F. Senior Vice President	The Northern Trust Company	Senior Vice President
Huemmer, Christopher G. Vice President	The Northern Trust Company	Vice President
Hunstad, Michael Ryan. Vice President	The Northern Trust Company	Vice President
Hurley, William F. Vice President	The Northern Trust Company	Vice President
Hyatt, William E. Vice President	The Northern Trust Company	Vice President
Inzunza, Richard J. Vice President	The Northern Trust Company	Vice President
Jacobs, Peter M. Senior Vice President	The Northern Trust Company	Senior Vice President
Jaeger, Christopher J. Vice President	The Northern Trust Company	Vice President
Jaffe, Harry Y. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Jampani, Madhavi Choudary Vice President	The Northern Trust Company	Vice President
Jenkins, John Scott Vice President	The Northern Trust Company	Vice President
Jesel, Delilah Vice President	The Northern Trust Company	Vice President
Johnston, Lucia A. Vice President	The Northern Trust Company	Vice President
Jones, Brian D. Vice President	The Northern Trust Company	Vice President
Jorgensen, Joseph H. Vice President	The Northern Trust Company	Vice President
Joves, Evangeline Mendoza Vice President	The Northern Trust Company	Vice President
Kalter, Kristin M. Vice President	The Northern Trust Company	Vice President
Kancharla, Sridhar Vice President	The Northern Trust Company	Vice President
Kane, James P. Senior Vice President	The Northern Trust Company	Senior Vice President
Katz, Evan S. Vice President	The Northern Trust Company	Vice President
Katz, Naomi E. Vice President	The Northern Trust Company	Vice President
Kazaz, Tayfun Vice President	The Northern Trust Company	Vice President
Kelley, Michelle M. Vice President	The Northern Trust Company	Vice President
Kennedy, Michael Vice President	The Northern Trust Company	Vice President
King III, Archibald E. Senior Vice President	The Northern Trust Company	Senior Vice President
Kinney, Lorrie Ann Vice President	The Northern Trust Company	Vice President
Klein, Stephanie K. Senior Vice President	The Northern Trust Company	Senior Vice President
Koch, Deborah L. Senior Vice President	The Northern Trust Company	Senior Vice President
Konstantos, John A. Vice President	The Northern Trust Company	Vice President
Korytowski, Donald H. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Kovacs, Michael R. Senior Vice President	The Northern Trust Company	Senior Vice President
Krauter, Michael L. Vice President	The Northern Trust Company	Vice President
LaBelle, John C. Vice President	The Northern Trust Company	Vice President
Leahey, Jodie Terese Senior Vice President	The Northern Trust Company	Senior Vice President
Ledford, Diana L. Vice President	The Northern Trust Company	Vice President
Letts, Heather M. Vice President	The Northern Trust Company	Vice President
Lico, Dennis Vice President	The Northern Trust Company	Vice President
Loftus, Julie M. Vice President	The Northern Trust Company	Vice President
Ludwig, Jeanne M. Senior Vice President	The Northern Trust Company	Senior Vice President
Lukic, Mary Vice President	The Northern Trust Company	Vice President
Lupi, Lisa Ann Vice President	The Northern Trust Company	Vice President
Luth, Ann F. Senior Vice President	The Northern Trust Company	Senior Vice President
Lyons, William A. Vice President	The Northern Trust Company	Vice President
Mastuantuono, Deborah A. Senior Vice President	The Northern Trust Company	Senior Vice President
Maveety, Wendy L. Senior Vice President	The Northern Trust Company	Senior Vice President
McCart, Mary Jane Senior Vice President	The Northern Trust Company	Senior Vice President
McDonald, James D. Senior Vice President	The Northern Trust Company	Senior Vice President
McEldowney, Douglas J. Senior Vice President	The Northern Trust Company	Senior Vice President
McGregor, Timothy T. Senior Vice President	The Northern Trust Company	Senior Vice President
Meadows III, Edmund C. Vice President	The Northern Trust Company	Vice President
Mecca, Melinda S. Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Meehan, Michael G. Vice President	The Northern Trust Company	Vice President
Mehta, Ashish R. Vice President	The Northern Trust Company	Vice President
Mehta, Manan Ghanshyam Vice President	The Northern Trust Company	Vice President
Melze, Laura J. Vice President	The Northern Trust Company	Vice President
Memon, Bilal K. Vice President	The Northern Trust Company	Vice President
Miller, Nathan D. Vice President	The Northern Trust Company	Vice President
Mirante, John P. Vice President	The Northern Trust Company	Vice President
Mitchell, James L. Senior Vice President	The Northern Trust Company	Senior Vice President
Muench, Scott O. Senior Vice President	The Northern Trust Company	Senior Vice President
Murphy, Shaun D. Senior Vice President	The Northern Trust Company	Senior Vice President
Nass, Curtis A. Vice President	The Northern Trust Company	Vice President
Nellans, Charles J. Vice President	The Northern Trust Company	Vice President
Nelson, Daniel J. Vice President	The Northern Trust Company	Vice President
Newman, Greg Vice President	The Northern Trust Company	Vice President
Nickey III, William M. Vice President	The Northern Trust Company	Vice President
Northfell, Catherine J. Senior Vice President	The Northern Trust Company	Senior Vice President
O’Brien, Jacqueline A. Senior Vice President	The Northern Trust Company	Senior Vice President
O’Brien, Thomas E. Vice President	The Northern Trust Company	Vice President
O’Connor, Eileen M. Vice President	The Northern Trust Company	Vice President
O’Connor, Michael P. Vice President	The Northern Trust Company	Vice President
O’Rourke, Kevin P. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Ortega, Leigh Ann Vice President	The Northern Trust Company	Vice President
O’Shaughnessy, Kevin J. Vice President	The Northern Trust Company	Vice President
Padilla, Francis R. G. Vice President	The Northern Trust Company	Vice President
Pasquinelli, Jason D.. Vice President	The Northern Trust Company	Vice President
Pedersen, Brad T. Vice President	The Northern Trust Company	Vice President
Peron, Matthew Senior Vice President	The Northern Trust Company	Senior Vice President
Personette, Daniel J. Vice President	The Northern Trust Company	Vice President
Peters, Michael J. Vice President	The Northern Trust Company	Vice President
Pincus, Jonathan S. Senior Vice President	The Northern Trust Company	Senior Vice President
Pollak, Donald R. Senior Vice President	The Northern Trust Company	Senior Vice President
Ponton, Mark S. Vice President	The Northern Trust Company	Vice President
Potter, Ofelia M. Senior Vice President	The Northern Trust Company	Senior Vice President
Potter, Stephen N. Chairman, President and Chief Executive Officer	The Northern Trust Company	Executive Vice President
Pounders, Ryan E. Vice President	The Northern Trust Company	Vice President
Pries, Katie D. Senior Vice President	The Northern Trust Company	Senior Vice President
Provanzana, Beth Marie Senior Vice President, Director, Chief Financial Officer and Treasurer	The Northern Trust Company The Northern Trust Company of Connecticut	Senior Vice President CFO and Senior Vice President
Provo, Brian Allen Vice President	The Northern Trust Company	Vice President
Quinn, Patrick D. Vice President	The Northern Trust Company	Vice President
Rakowski, Andrew F. Senior Vice President	The Northern Trust Company	Senior Vice President
Rakvin, Chad M. Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Ramstrom, Kerstin E. Vice President	The Northern Trust Company	Vice President
Reeder, Brent D. Senior Vice President	The Northern Trust Company	Senior Vice President
Rein, Randall Senior Vice President	The Northern Trust Company	Senior Vice President
Reller, Jacqueline R. Vice President	The Northern Trust Company	Vice President
Renaud, Donna Lee Senior Vice President	The Northern Trust Company	Senior Vice President
Rivas, Marcos E. Vice President	The Northern Trust Company	Vice President
Robertson, Alan W. Director and Executive Vice President	The Northern Trust Company The Northern Trust Company of Connecticut	Senior Vice President Director
Robertson, Colin A. Executive Vice President	The Northern Trust Company	Executive Vice President
Rocha, Heather Parkes Vice President	The Northern Trust Company	Vice President
Roncoroni, Jaime Lauren Vice President	The Northern Trust Company	Vice President
Rosenberg, Edward A. Senior Vice President	The Northern Trust Company	Senior Vice President
Ryer, Alexander D. Vice President	The Northern Trust Company	Vice President
Sampson, Jeffrey David Vice President	The Northern Trust Company	Vice President
Santiccioli, Steven J. Vice President	The Northern Trust Company	Vice President
Schneider, Tracy L. Vice President	The Northern Trust Company	Vice President
Schweitzer, Eric K. Senior Vice President	The Northern Trust Company	Senior Vice President
Sclafani, Guy J. Senior Vice President	The Northern Trust Company	Senior Vice President
Secontine, Timothy J. Vice President	The Northern Trust Company	Vice President
Shane, Adam Marshall Vice President	The Northern Trust Company	Vice President
Shapley, Brian J. Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Shipley, Christopher D. Senior Vice President	The Northern Trust Company	Senior Vice President
Simoncek, Trista D. Senior Vice President	The Northern Trust Company	Senior Vice President
Sodergren, Mark C. Vice President	The Northern Trust Company	Vice President
Soorya, Sandeep N. Vice President	The Northern Trust Company	Vice President
Staff, Maggie R. Vice President	The Northern Trust Company	Vice President
Stewart, Allison Walpole Vice President	The Northern Trust Company	Vice President
Stoeber, Kurt S. Vice President	The Northern Trust Company	Vice President
Stolfi, James R. Senior Vice President	The Northern Trust Company	Senior Vice President
Sucharda, Craig W. Vice President	The Northern Trust Company	Vice President
Sullivan, Brendan E. Vice President	The Northern Trust Company	Vice President
Sullivan, Carol H. Senior Vice President	The Northern Trust Company	Senior Vice President
Sullivan, Catherine M. Senior Vice President	The Northern Trust Company	Senior Vice President
Sundaram, Ramanthan Vice President	The Northern Trust Company	Vice President
Szostak II, Jon E. Senior Vice President	The Northern Trust Company	Senior Vice President
Szymanek, Frank D. Senior Vice President	The Northern Trust Company	Senior Vice President
Taylor, Cynthia Vice President	The Northern Trust Company	Vice President
Theobald, Susan F. Vice President	The Northern Trust Company	Vice President
Thomas, Shundrawn A. Senior Vice President	The Northern Trust Company	Senior Vice President
Thomas, Wanda Williams Senior Vice President	The Northern Trust Company	Senior Vice President
Thompson, Jane W. Senior Vice President	The Northern Trust Company	Senior Vice President
Towle, Michael J. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Trafford, Edward Vice President	The Northern Trust Company	Vice President
Tretheway, Jennifer Kamp Senior Vice President	The Northern Trust Company	Senior Vice President
Tungol, John Vice President	The Northern Trust Company	Vice President
Turner, Betsy Licht Senior Vice President	The Northern Trust Company	Senior Vice President
Unger, David J. Vice President	The Northern Trust Company	Vice President
Van Alstyne, Christopher W. Senior Vice President	The Northern Trust Company	Senior Vice President
Vanderpool, Robert G. Vice President	The Northern Trust Company	Vice President
Varchetto, Brett A. Vice President	The Northern Trust Company	Vice President
Vigsnes II, Richard Allan Senior Vice President	The Northern Trust Company	Senior Vice President
Volman, Joseph Vice President	The Northern Trust Company	Vice President
Wackerlin, Thomas W. Vice President	The Northern Trust Company	Vice President
Warland, Jeff M. Senior Vice President	The Northern Trust Company	Senior Vice President
Warner, Scott B. Vice President	The Northern Trust Company	Vice President
Waters, Courtney Vice President	The Northern Trust Company	Vice President
Weaver, Jacob C. Senior Vice President	The Northern Trust Company	Senior Vice President
Weeks, Susan Anne Vice President	The Northern Trust Company	Vice President
Wennlund, Lloyd A. Director and Executive Vice President	The Northern Trust Company Northern Trust Securities, Inc.	Executive Vice President President
Wilczek, Diane M. Vice President	The Northern Trust Company	Vice President
Williams, Thomas C. Vice President	The Northern Trust Company	Vice President
Winters, Marie C. Vice President	The Northern Trust Company	Vice President
Witte, Carrie J. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Wright, Mary Kay Vice President	The Northern Trust Company	Vice President
Yi, Peter Vice President	The Northern Trust Company	Vice President
Zymali, Peter M. Vice President	The Northern Trust Company	Vice President
Item 32.	Principal Underwriters

(a)	As of January 31, 2013, Foreside Fund Services, LLC, (the “Distributor”), serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1. 361 Absolute Alpha Fund, Series of Investment Managers Series Trust
2. 361 Long/Short Equity Fund, Series of Investment Managers Series Trust
3. 361 Managed Futures Strategy Fund, Series of Investment Managers Series Trust
4.AdvisorShares Trust
5.American Beacon Funds
6.American Beacon Select Funds
7.Avenue Mutual Funds Trust
8.Bennett Group of Funds
9.Bridgeway Funds, Inc.
10.Broadmark Funds
11.Capital Inovations Global Agri, Timber, Infrastructure Fund, Series of Investment Managers Series Trust
12.Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
13.Central Park Group Multi-Event Fund
14.Direxion Shares ETF Trust
15.DundeeWealth Funds
16.FlexShares Trust
17.Forum Funds
18.FQF Trust
19.Gottex Multi-Alternatives Fund – I
20.Gottex Multi Alternatives Fund – II
21.Gottex Multi-Asset Endowment Fund – I
22.Gottex Multi-Asset Endowment Fund - II
23.Henderson Global Funds

24.Ironwood Institutional Multi-Strategy Fund LLC

25.Ironwood Multi-Strategy Fund LLC
26.Liberty Street Horizon Fund, Series of Investment Managers Series Trust
27.Manor Investment Funds
28.Nomura Partners Funds, Inc.
29.Performance Trust Mutual Funds, Series of Trust for Professional Managers
30.Perimeter Small Cap Value Fund, Series of Investment Managers Series Trust
31.PMC Funds, Series of Trust for Professional Managers
32.Precidian ETFs Trust
33.Quaker Investment Trust
34.RevenueShares ETF Trust
35.Salient MF Trust
36.Sound Shore Fund, Inc.
37.The Roxbury Funds
38.Turner Funds
39.Wintergreen Fund, Inc.

(b)	The following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The main business address for the Distributor’s Officers and Managers is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	President and Manager	None
Richard J. Berthy	Vice President, Treasurer and Manager	None
Jennifer E. Hoopes	Secretary	None
Nanette K. Chern	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Vice President and Managing Director of Compliance	None
Nishant Bhatnagar	Assistant Secretary	None

(c)	Not applicable.
Item 33.	Location of Accounts and Records

The Amended and Restated Agreement and Declaration of Trust, By-Laws and minute books of the Registrant are in the physical possession of JPMorgan Chase Bank, N.A., One Beacon Street, Boston, Massachusetts 02108. Records for Foreside Fund Services, LLC, the distributor, are located at 3 Canal Plaza, Portland, Maine 04101. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are in the physical possession of The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60603 and NTI, 50 S. LaSalle Street, Chicago, Illinois 60603.

Item 34.	Management Services
Not Applicable.
Item 35.	Undertakings
Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for the effectiveness of this Post-Effective Amendment No. 32 pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 32 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 28th day of February, 2013.

FLEXSHARES TRUST
By:	/s/ Shundrawn A. Thomas
Shundrawn A. Thomas Trustee and President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 32 to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date
/s/ Sarah N. Garvey Sarah N. Garvey	Trustee	February 28, 2013
/s/ Philip G. Hubbard Philip G. Hubbard	Trustee	February 28, 2013
/s/ Eric T. McKissack Eric T. McKissack	Trustee	February 28, 2013
/s/ Shundrawn A. Thomas Shundrawn A. Thomas	Trustee and President (Principal Executive Officer)	February 28, 2013
/s/ Randal Rein Randal Rein	Treasurer (Principal Financial Officer and Principal Accounting Officer)	February 28, 2013

Exhibit Index
(d)	(6)	Amendment No. 2 to the Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc.
(h)	(6)	License Agreement between the Trust and Northern Trust Investments, Inc.
(i)		Opinion and Consent of Drinker Biddle & Reath LLP
(j)		Consent of Independent Registered Public Accounting Firm